Exhibit 10.1

SELECTQUOTE, INC.

SENIOR PREFERRED STOCK PURCHASE AGREEMENT

DATED FEBRUARY 10, 2025

SENIOR PREFERRED STOCK PURCHASE AGREEMENT
THIS SENIOR PREFERRED STOCK PURCHASE AGREEMENT (this “Agreement”), is dated as of February 10, 2025, by and among SelectQuote, Inc., a Delaware corporation (the “Company”), and the purchaser identified on the signature page hereto (the “Purchaser”).
RECITALS
WHEREAS, the Purchaser desires to purchase from the Company, and the Company desires to sell a number of shares of Senior Non-Convertible Preferred Stock of the Company, $0.01 par value per share (the “Preferred Shares”), set forth on Schedule A and Tranche A Warrants, Tranche B Warrants and Tranche C Warrants, substantially in the form of Exhibit B-1, Exhibit B-2 and Exhibit B-3, respectively, to acquire a number of shares of Common Stock of the Company, $0.01 par value per share (collectively, the “Warrants,” and together with the Preferred Shares, the “Purchased Equity”), set forth on Schedule A, in each case, for the Purchase Price (as defined below), upon the terms and conditions set forth in this Agreement; and
WHEREAS, the parties desire to make certain representations, warranties and agreements in connection with the transactions contemplated hereby.
NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which the parties hereby acknowledge, and intending to be legally bound hereby, the parties agree as follows:
ARTICLE I
DEFINITIONS
1.1    Defined Terms. In addition to the terms defined above, the following terms used in this Agreement shall be construed to have the meanings set forth or referenced below.
“Affiliate” means, with respect to any specified Person, any other Person who, directly or indirectly, controls, is controlled by or is under common control with such Person, including any general partner, managing member, officer or director of such Person or any venture capital fund or investment fund now or hereafter existing that is controlled by one or more general partners or managing members of, or shares the same management company with, such Person or Persons under common control.
“Agreement” is defined in the Preamble.
“Anti-Corruption Laws” means collectively, the FCPA, the UK Bribery Act 2010, and any other applicable law, regulation, order, decree or directive having the force of law and relating to bribery or corruption.

“Anti-Money Laundering Laws” means the applicable financial recordkeeping and reporting requirements of the Bank Secrecy Act of 1970, applicable provisions of the USA PATRIOT Act of 2001, the Money Laundering Control Act of 1986, and the Anti-Money Laundering Act of 2020, including as to each and any applicable statute all amendments thereto and regulations promulgated thereunder, as well as the anti-money laundering statutes of all jurisdictions to the extent applicable to the Company or any of the Company Subsidiaries, the rules and regulations thereunder, and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency.
“Applicable Healthcare Laws” is defined in Section 3.33.
“Audit Committee” is defined in Section 3.24.
“Bain Purchase Agreement” means that certain Senior Preferred Stock Purchase Agreement by and between the Company and NL Monarch Holdings II LLC, dated as of the date hereof.
“Board” means the Board of Directors of the Company.
“Business Day” means any day other than a Saturday, a Sunday or any day on which banks in New York, New York are authorized or required by applicable law to be closed for business.
“Bylaws” means the bylaws of the Company, in effect as of the date hereof.
“Certificate of Designation” means that certain Certificate of Designation adopted by the Company in the form attached hereto as Exhibit A.
“Certificate of Incorporation” means the Sixth Amended and Restated Certificate of Incorporation of the Company filed with the Delaware Secretary of State on May 26, 2020.
“Chosen Court” is defined in Section 5.16.
“Closing” is defined in Section 2.2(a).
“Closing Allocation” is defined in Section 2.2(e).
“Closing Date” is defined in Section 2.2(a).
“Closing Fee” is defined in Section 2.2(b).
“Code” means the U.S. Internal Revenue Code of 1986, as amended.
“Common Stock” means shares of the Company’s common stock, par value $0.01.
“Company” is defined in the Preamble.
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“Company Balance Sheet” is defined in Section 3.11.
“Company Covered Person” means, with respect to the Company as an “issuer” for purposes of Rule 506 promulgated under the Securities Act, any Person listed in the first paragraph of Rule 506(d)(1).
“Company Data” means any and all data (including Personal Information) contained in Company Systems, stored by third parties on behalf of the Company or the Company Subsidiaries or otherwise processed by or on behalf of the Company or the Company Subsidiaries.
“Company Indemnified Party” is defined in Section 5.3.
“Company Plan” means each “employee benefit plan” (as defined in Section 3(3) of ERISA, whether or not subject to ERISA) and each other plan, program, contract, arrangement, agreement or policy relating to stock options, stock purchases, other equity-based compensation, bonus, incentive, deferred compensation, employment, severance, retention, change in control, termination, non-qualified retirement, profit sharing, fringe benefits, disability, medical, life, paid time off, post-employment or retirement benefits, relocation, educational assistance, or other benefits or compensation, in each case sponsored, maintained or contributed to or required to be contributed to by the Company, any of the Company Subsidiaries or any of their ERISA Affiliates or with respect to which the Company, any of the Company Subsidiaries or any of their ERISA Affiliates has any liabilities.
“Company Service Provider” means any current or former employee, consultant, independent contractor, officer or director of the Company or any of the Company Subsidiaries.
“Company Subsidiaries” is defined in Section 3.5.
“Company Systems” means any and all computer and information technology systems, including software, hardware, networks, electronic data processing, communications, telecommunications, interfaces, platforms, peripherals, and other systems and websites used or relied on by the Company or the Company Subsidiaries.
“Covered Losses” is defined in Section 5.3.
“Credit Agreement” means that certain Credit Agreement dated as of November 5, 2019 by and among (a) SelectQuote, Inc., a Delaware corporation, as borrower, (b) certain subsidiaries of SelectQuote, Inc., (c) each lender from time to time party thereto and (d) Ares Capital Corporation as administrative agent for the lenders (as amended, restated, amended and restated, supplemented or otherwise modified from time to time).
“Director Indemnification Agreement” means that certain Director Indemnification Agreement, dated as of the date hereof, by and between the Company and Srdjan Vukovic.
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“Director Designation Agreement” means that certain Board Designation Agreement, dated as of the date hereof, by and between the Company and Morgan Stanley.
“Disqualification Event” is defined in Section 3.4(b).
“DTC” is defined in Section 2.5.
“Early Redemption Amount” is defined in Section 2.2(a).
“Encumbrance” means any charge, claim, community or other marital property interest, condition, equitable interest, lien, license, option, pledge, security interest, mortgage, right of way, easement, encroachment, servitude, right of first offer or first refusal, buy/sell agreement and any other restriction or covenant with respect to, or condition governing the use, construction, voting (in the case of any security or equity interest), transfer, receipt of income or exercise of any other attribute of ownership.
“Environmental Laws” is defined in Section 3.14.
“Equity Rights” means any contract, commitment, agreement, understanding, arrangement, call, claim or right to purchase or otherwise receive any Equity Securities, or receive any payment based on the profits or performance of any Person (including any equity appreciation, phantom equity or similar plan or right).
“Equity Security” of any Person means any (a) capital stock, membership or partnership interest or other ownership interest of or in such Person, (b) securities directly or indirectly convertible into or exchangeable for any of the foregoing or (c) options, warrants or other rights directly or indirectly to purchase or subscribe for any of the foregoing or securities convertible into or exchangeable for any of the foregoing.
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, including (unless the context otherwise requires) any rules or regulations promulgated thereunder.
“ERISA Affiliate” means any Person that, together with the Company or any of the Company Subsidiaries, would at any relevant time be treated as a single employer under Section 4001 of ERISA or Section 414 of the Code.
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“Exchange Rules” is defined in Section 3.24.
“FCPA” means collectively, the United States Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations promulgated thereunder.
“Fundamental Representations” is defined in Section 5.2.
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“GAAP” means generally accepted accounting principles as applied in the U.S., consistently applied for the periods covered thereby.
“Governmental Authority” means any United States (federal, state or local) or foreign government, or governmental, regulatory or administrative authority, agency or commission.
“Indemnifying Party” is defined in Section 5.3.
“Intellectual Property Rights” is defined in Section 3.18(a).
“Internal Controls” is defined in Section 3.24.
“Irrevocable Transfer Agent Instructions” is defined in Section 2.2(d)(vii).
“Knowledge”, including the phrase “to the Company’s knowledge,” means the actual knowledge after reasonable investigation of the persons listed on Schedule 1.1(a) of the Disclosure Schedule.
“Law” means any United States federal, national, foreign, supranational, state, provincial, local or similar statute, law, standard, resolution, promulgation, ordinance, regulation, rule, code, order, requirement or rule of law (including common law), or any similar provision having the force or effect of law of any Governmental Authority.
“Liabilities” is defined in Section 3.11.
“Material Adverse Effect” means a change, occurrence, event, development or effect that has a material adverse effect on the business, assets (including intangible assets), liabilities, financial condition, property or results of operations of the Company and the Company Subsidiaries, taken as a whole; provided, that none of the following shall be deemed in and of itself to constitute a Material Adverse Effect nor shall any of the following be taken into account in determining whether there has been a Material Adverse Effect (except to the extent set forth in the in the last clause of this sentence): (a) any changes in conditions in the U.S. or global economy generally; (b) any changes (other than changes in Laws) generally affecting the United States insurance distribution industry; (c) any changes relating to or required by GAAP; or (d)  any natural disaster or epidemic, pandemic, civil unrest, civil disobedience, war, military activity, sabotage, cybercrime or terrorism or other force majeure event (provided that this clause (d) shall not diminish the effects of the representations and warranties made in Section 3.19); except in each case, to the extent any such change, occurrence, event, development or effect disproportionately affects the Company and the Company Subsidiaries, taken as a whole, when compared to the United States insurance distribution industry generally.
“Morgan Stanley” means MS Capital Partners Adviser Inc.
“OFAC” means the United States Treasury Department’s Office of Foreign Assets Control.
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“Open Source Software” is defined in Section 3.18(b).
“Owned IP” is defined in Section 3.18(a).
“Patriot Act” means the USA PATRIOT Act (Title III of Pub. L. 107 56 (signed into law October 26, 2001)).
“Pension Plan” is defined in Section 3.22(c).
“Permitted Encumbrance” means an Encumbrance (a) for taxes or governmental assessments, charges or claims of payment (i) not yet due or payable, or (ii) which are being contested in good faith by appropriate proceedings and for which adequate accruals or reserves have been established in accordance with GAAP, (b) that is a carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s or other similar Encumbrance imposed by Law arising in the ordinary course of business for amounts (i) not yet due or payable or (ii) which are being contested in good faith by appropriate proceedings and for which adequate accruals or reserves have been established in accordance with GAAP, (c) that is a zoning, entitlement or other land use or environmental regulation by any Governmental Authority that is not violated in any respect that is material to the Company and the Company Subsidiaries, taken as a whole, by the current use or occupancy of the real property subject thereto, (d) that is disclosed on the most recent consolidated balance sheet of the Company including the notes thereto, (e) that secures indebtedness of the Company or any Company Subsidiaries in existence on the date of this Agreement, (f) consisting of deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature (i) in existence on the date of this Agreement or (ii) incurred in the ordinary course of business, (g) that is a nonexclusive license of Intellectual Property Rights granted by the Company or the Company Subsidiaries in the ordinary course of business or (h) that was incurred in the ordinary course of business since the date of the most recent consolidated balance sheet of the Company and is not material to the Company and the Company Subsidiaries, taken as a whole.
“Person” means any individual, corporation, partnership, trust, limited liability company, association or other entity.
“Personal Information” means any data or information that alone or in combination with other information identifies, directly or indirectly, an individual natural Person or is related to, links or associated with an individual natural Person, including a Person’s browser, household or device, and any other data or information that constitutes personal data or personal information (or similar term) under applicable Privacy and Data Security Laws.
“Preferred Shares” is defined in the Recitals.
“Preferred Stock” is defined in Section 3.2(a)(ii).
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“Principal Market” means the New York Stock Exchange or in the event the Company’s Common Stock is not listed thereon then such other primary market or exchange on which the Company’s Common Stock is then listed or traded.
“Privacy and Data Security Laws” means all applicable Laws, codes of practice and industry standards relating to the privacy or security of Personal Information, including use of Personal Information for email, text message, SMS message, or telephone communications, including but not limited to Section 5 of the FTC Act, the Telephone Consumer Protection Act, the Children’s Online Privacy Protection Act, the Computer Fraud and Abuse Act, the Electronic Communications Privacy Act, the Fair Credit Reporting Act, the Gramm Leach Bliley Act, the Health Insurance Portability and Accountability Act of 1996 (as modified by the Health Information Technology for Economic and Clinical Health Act) and the regulations promulgated thereunder (“HIPAA”); state privacy Laws, such as the California Consumer Privacy Act (as amended by the California Privacy Rights Act), Colorado Privacy Act, Connecticut Personal Data Privacy and Online Monitoring Act, Florida Digital Bill of Rights, Montana Consumer Data Privacy Act, Oregon Consumer Privacy Act, Texas Data Privacy and Security Act, Utah Consumer Privacy Act, and Virginia Consumer Data Protection Act; and any applicable international Laws such as the General Data Protection Regulation (EU 2016/679), the UK Data Protection Act 2018, and all other international, federal, state, provincial and local Laws pertaining to the privacy and security of Personal Information, as applicable.
“Privacy and Data Security Obligations” is defined in Section 3.19.
“Process” means any operation or set of operations which is performed upon information, whether or not by automatic means, such as collection, recording, organization, storage, adaptation or alteration, retrieval, consultation, use, disclosure by transmission, dissemination or otherwise making available, alignment or combination, blocking, erasure or destruction.
“Producer” means any producer, broker, agent, general agent, managing general agent, master broker agency, broker general agency, financial specialist or other Person responsible for soliciting, brokering, selling, producing or marketing insurance policies or annuity contracts on behalf of the Company or the Company Subsidiaries, whether as an employee, independent contractor or otherwise.
“Projections” is defined in Section 4.5.
“Purchase Price” means the purchase price set forth on Schedule A.
“Purchased Equity” is defined in the Recitals.
“Purchaser” is defined in the Preamble.
“Purchaser Indemnified Party” is defined in Section 5.3.
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“Sanctions” means any sanctions administered or enforced by the government of the United States (including OFAC and the U.S. Department of State), the United Nations Security Council, the European Union (or its member states) or His Majesty’s Treasury.
“Sarbanes Oxley” is defined in Section 3.24.
“SEC” means the U.S. Securities and Exchange Commission.
“SEC Filings” means all reports, schedules, forms, statements and other documents filed or required to be filed or furnished by the Company with the SEC pursuant to the requirements of the Securities Act or the Exchange Act, including material filed pursuant to Section 13(a) or 15(c) of the Exchange Act, in each case, together with all exhibits, supplements, amendments and schedules thereto, and all documents incorporated by reference therein.
“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
“Securities Laws” is defined in Section 3.24.
“Security Event” is defined in Section 3.19.
“Transaction Documents” means, collectively, each Warrant, the Certificate of Designation, the Director Designation Agreement and the Director Indemnification Agreement.
“Transactions” means the transactions contemplated by this Agreement and each of the other Transaction Documents.
“U.S.” and “United States” means the United States of America.
“Warrant” is defined in the Recitals.
“Warrant Shares” means the shares of Common Stock issuable upon the exercise of the Warrants.
1.2    Interpretation. When a reference is made in this Agreement to Sections, Exhibits or Schedules, such reference shall be to a Section of or Exhibit or Schedule to this Agreement, unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” Except as otherwise expressly provided or unless the context otherwise requires, all pronouns and all variations thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the Person or entity may require. The word “days” used alone shall mean calendar days unless otherwise expressly stated. All dollar amounts are expressed in United States dollars. All references to time in this Agreement shall refer to the time in Delaware. The term “or” is not exclusive. The word “extent” in the phrase “to the extent” means
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the degree to which a subject or other thing extends, and such phrase does not mean simply “if.” References to dollars or “$” are references to U.S. dollars.  Any agreement or instrument defined or referred to herein (including this Agreement) or any agreement or instrument that is referred to herein means such agreement or instrument as from time to time amended, modified or supplemented, including by waiver or consent, and references to all attachments thereto and instruments incorporated therein.  References to any Person include such Person’s predecessors or successors, whether by merger, consolidation, amalgamation, reorganization or otherwise. Any statute or regulation referred to herein means such statute or regulation as amended, modified, supplemented or replaced from time to time (and, in the case of any statute, includes any rules and regulations promulgated under such statute), and references to any section of any statute or regulation include any successor to such section.
ARTICLE II
PURCHASE AND SALE OF SECURITIES

1.3    Sale and Issuance of Senior Preferred Stock and Warrants.
(a)    The Company shall adopt and file with the Delaware Secretary of State on or before the Closing the Certificate of Designation and shall make all other filings or recordings required under the DGCL in connection with the Transactions.
(b)    Subject to the terms and conditions of this Agreement, at the Closing and subject to the terms and conditions set forth herein, (i) the Purchaser agrees to purchase, and the Company agrees to sell and issue to the Purchaser, the number of Preferred Shares set forth on Schedule A hereto for the Purchase Price, and (ii) the Company shall issue and sell to the Purchaser the number of Tranche A Warrants, Tranche B Warrants and Tranche C Warrants in the applicable amounts set forth on Schedule A hereto.
1.4    Closing; Delivery.
(a)    The purchase and sale of the Purchased Equity and the consummation of the Transactions shall take place on February 28, 2025, or at such other time or place as the Company and the Purchaser may mutually agree upon in writing (including via e-mail) (such event, the “Closing” and such date, the “Closing Date”). On January 2, 2026, the Company shall issue to the Purchaser the number of Tranche A Warrants, Tranche B Warrants and Tranche C Warrants set forth on Schedule A-1; provided, that if, on or prior to December 31, 2025, the Company has redeemed any of the Preferred Shares (the aggregate Original Liquidation Preference (as defined in the Certificate of Designation) of the Preferred Shares redeemed by the Company, the “Early Redemption Amount”), then the aggregate number of additional Tranche A Warrants, Tranche B Warrants and Tranche C Warrants to be issued to the Purchaser pursuant hereto and to NL Monarch Holdings II LLC pursuant to the Bain Purchase Agreement shall be reduced pro rata by a percentage equal to (i) the Early Redemption Amount divided by (ii) 50,000,000. For the avoidance of doubt, if the Early Redemption Amount equals $50,000,000, then the aggregate number of additional Tranche A Warrants, Tranche B Warrants and Tranche
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C Warrants to be issued to the Purchaser pursuant hereto and to NL Monarch Holdings II LLC pursuant to the Bain Purchase Agreement shall be reduced by 100% and no additional Tranche A Warrants, Tranche B Warrants or Tranche C Warrants shall be issued to the Purchaser.
(b)    At the Closing, the Company shall pay (or cause to be paid) to the Purchaser a closing fee equal to $5,250,000 (the “Closing Fee”) by wire transfer of immediately available funds to an account designated by the Purchaser in writing.
(c)    At or before the Closing, the Purchaser shall deliver or cause to be delivered to the Company each of the following:
(i)    the Purchase Price set forth on Schedule A for the Preferred Shares and Warrants being purchased by the Purchaser at the Closing in accordance with Section 2.1(b);
(ii)    a completed and duly executed IRS Form W-9 or the applicable IRS Form W-8 (including all applicable attachments); and
(iii)    executed Tranche A Warrants, Tranche B Warrants and Tranche C Warrants, substantially in the forms of Exhibits B-1, B-2 and B-3, as applicable, in respect of the Warrants acquired by the Purchaser at the Closing;
(d)    At or before the Closing, the Company shall deliver or cause to be delivered to the Purchaser each of the following:
(i)    executed Tranche A Warrants, Tranche B Warrants and Tranche C Warrants, substantially in the forms of Exhibits B-1, B-2 and B-3, as applicable, in respect of the Warrants acquired by the Purchaser at the Closing;
(ii)    an amendment to the Credit Agreement, substantially in the form of Exhibit E, duly executed by the Company and each of the Lenders (as such term is defined in the Credit Agreement);
(iii)    a certificate evidencing the incorporation and good standing of the Company issued by the Secretary of State of the State of Delaware, within fifteen (15) calendar days prior to the Closing Date;
(iv)    a certificate, executed by the Secretary of the Company and dated as of the date hereof, certifying (A) that attached thereto is a true and complete copy of the resolutions or written consents of the Board approving the Certificate of Designation, this Agreement, each other Transaction Document and the Transactions, and that such resolutions or written consents have not been modified, rescinded or amended and are in full force and effect, and (B) that attached thereto is a true and complete copy of the Sixth Amended and Restated Certificate of Incorporation of the Company and the Certificate of Designation, as filed with the Secretary of State of the State of Delaware, and that such documents have not been modified, rescinded or amended and are in full force and effect;
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(v)    an IRS form W-9 (including all applicable attachments), duly executed by the Company;
(vi)    a customary legal opinion, executed by Wachtell, Lipton, Rosen & Katz, the Company’s outside counsel, dated as of the date hereof, and addressed to the Purchaser, as to the due authorization, valid issuance and exemption from registration of the Purchased Equity;
(vii)    a copy of the irrevocable instructions issued by the Company to its transfer agent, and any subsequent transfer agent, in the form of Exhibit D attached hereto (the “Irrevocable Transfer Agent Instructions”), duly executed by the Company;
(viii)    the Director Designation Agreement, duly executed by the Company; and
(ix)    the Director Indemnification Agreement, duly executed by the Company.
(e)    For U.S. federal income tax purposes, the parties hereto agree that the Purchase Price less the Closing Fee be allocated among the Warrants and the Preferred Shares, in each case, issued at the Closing based on their respective fair market values as of the Closing (the “Closing Allocation”); provided, that, the fair market value of each Warrant shall be as set forth in Section 12(b) of such Warrant. The Closing Allocation shall be final and binding on the parties hereto, and, except as otherwise required by applicable law pursuant to a “final determination” within the meaning of Section 1313 of the Code (or any similar provision of applicable state, local or non-U.S. tax law), neither the Company nor the Purchaser shall take any position on any tax return or in any tax dispute with any Governmental Authority inconsistent with the Closing Allocation.
1.5    Use of Proceeds. The Company shall use the aggregate proceeds from the sale of the Purchased Equity and the proceeds from the sale of the Purchased Equity (as defined in the Bain Purchase Agreement) to (a) pay fees and expenses in relation to the Transactions, (b) fund up to $25,000,000 of cash to the Company’s balance sheet, such that the Company has no less than $25,000,000 of unrestricted cash on its balance sheet immediately following the Closing, and (c) pay amounts outstanding pursuant to the Credit Agreement; provided that, for the avoidance of doubt at least $260,000,000 of such proceeds shall be required to prepay outstanding Term Loans (as defined in the Credit Agreement) pursuant to the Credit Agreement.
1.6    Legends. Any certificates or book entry notations evidencing the Preferred Shares, the Warrants or the Warrant Shares shall bear any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form, until such time as they are not required under Section 2.5:
THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE
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SECURITIES LAWS AND ARE SUBJECT TO CERTAIN TRANSFER RESTRICTIONS SET FORTH IN THE SENIOR PREFERRED STOCK PURCHASE AGREEMENT, DATED FEBRUARY 10, 2025, IN EACH CASE BY AND AMONG THE COMPANY AND THE PURCHASER NAMED THEREIN. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OR (B) AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS AS MAY BE EVIDENCED BY A LEGAL OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY AND ITS TRANSFER AGENT OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER THE SECURITIES ACT.
1.7    Removal of Legends. The legend set forth in Section 2.4 above shall be removed and the Company shall issue a certificate (or book entry notation, as applicable) without such legend or any other legend to the holder of the applicable Warrant Shares upon which it is stamped or issue to such holder by electronic delivery at the applicable balance account at the Depository Trust Company (“DTC”), if (a) such shares are registered for resale under the Securities Act and sold pursuant to the effective registration statement registering the shares for resale, (b) such shares are sold or transferred pursuant to and in compliance with Rule 144 or another similar exemption from registration, or (c) an opinion of counsel is provided to the Company, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that such shares are eligible for sale under Rule 144, without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such securities and without volume or manner-of-sale restrictions. Certificates (or book entry notations) for Preferred Shares, Warrants or Warrant Shares subject to legend removal hereunder will be transmitted by the Company to the Purchaser or may be transmitted by the Company’s transfer agent to the Purchaser by crediting the DTC account of the Purchaser’s broker or other DTC participant as directed by the Purchaser.
ARTICLE II
REPRESENTATIONS AND WARRANTIES OF THE COMPANY
Except (x) as set forth on the Disclosure Schedule attached as Exhibit C to this Agreement, which exceptions shall be deemed to be part of the representations and warranties made hereunder (it being agreed that disclosure of any item in any section of the Disclosure Schedule shall be deemed disclosed with respect to any other section of this Agreement and the Disclosure Schedule to the extent that the relevance thereof is reasonably apparent on its face) or (y) for any information set forth in any SEC Filings, the Company hereby represents and warrants to the Purchaser as of the date hereof as follows:
2.1    Organization, Good Standing, Corporate Power and Qualification. Each of the Company and the Company Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation or organization and has all requisite corporate or limited liability company power and authority to carry on its business as presently
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conducted and as proposed to be conducted. Each of the Company and the Company Subsidiaries is duly qualified to transact business and is in good standing in each jurisdiction in which it is required to qualify, except to the extent failure to so qualify would not reasonably be expected to constitute a Material Adverse Effect.
2.2    Capitalization.
(a)    The Purchased Equity and all other outstanding shares of capital stock of the Company have been duly authorized; the authorized equity capitalization of the Company is as set forth in the SEC Filings; all outstanding shares of capital stock of the Company are, and, when the Purchased Equity has been delivered and paid for in accordance with this Agreement on the Closing Date, such Purchased Equity will have been validly issued, fully paid and nonassessable; the stockholders of the Company have no preemptive rights with respect to the Purchased Equity; and none of the outstanding shares of capital stock of the Company or any of the Company Subsidiaries have been issued in violation of any preemptive or similar rights of any security holder. Except as disclosed in or contemplated by the SEC Filings, as of the dates indicated therein, there are no outstanding (i) securities or obligations of the Company or any of the Company Subsidiaries convertible into or exchangeable for any capital stock of the Company, (ii) warrants, rights or options to subscribe for or purchase from the Company any such capital stock or any such convertible or exchangeable securities or obligations, or (iii) obligations of the Company to issue or sell any shares of capital stock, any such convertible or exchangeable securities or obligations or any such warrants, rights or options. Except as disclosed in or contemplated by the SEC Filings or contemplated herein, there are (A) to the Company’s Knowledge, no voting agreements, voting trusts, shareholder agreements, proxies or other similar agreements or understandings with respect to the equity interests of the Company or any of the Company Subsidiaries or that restrict or grant any right, preference or privilege with respect to the transfer of such equity interests and (B) no contracts to declare, make or pay any dividends or distributions, whether current or accumulated, or due or payable, on the equity interests of the Company or any of the Company Subsidiaries. The authorized capital of the Company consists, as of the date hereof and immediately prior to the Closing, of:
(i)    770,000,000 shares of Common Stock, $0.01 par value per share, 172,144,283 shares of which are issued and outstanding as of January 31, 2025. All of the outstanding shares of Common Stock were issued in compliance with all applicable federal and state securities laws. The Company holds no Common Stock in its treasury.
(ii)    70,000,000 shares of preferred stock, $0.01 par value per share (the “Preferred Stock”), zero (0) shares of which are issued and outstanding immediately prior to the Closing. The rights, privileges and preferences of the Preferred Stock are as stated in the Restated Certificate and as provided by the Delaware General Corporation Law. The Company holds no Preferred Stock in its treasury.
(b)    Schedule 3.2(b) of the Disclosure Schedule sets forth the capitalization of the Company as of the date hereof, including the number of shares of the following: (i) issued and outstanding Common Stock; (ii) granted stock options; (iii) shares of Common Stock
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reserved for future award grants under the any employee equity incentive plan; (iv) Preferred Stock; and (v) warrants and any other stock purchase rights. Except as set forth in Schedule 3.2(b) of the Disclosure Schedule, there are no outstanding Equity Securities or other rights (including conversion or preemptive rights and rights of first refusal or similar rights) or agreements, orally or in writing, to purchase or acquire from Company any Equity Securities of the Company.
(c)    The Company has no obligation (contingent or otherwise) to purchase or redeem any of its capital stock.
(d)    The Company has obtained valid waivers of any rights by other parties to purchase any of the Preferred Shares covered by this Agreement.
2.3    Authorization. All corporate action required to be taken by the Board and the Company’s stockholders to authorize the Company to enter into this Agreement and the Transaction Documents, to adopt and approve the filing of the Certificate of Designation with the Delaware Secretary of State and to issue the Preferred Shares and the Warrants at the Closing has been taken prior to the Closing. All action on the part of the officers of the Company necessary for the execution and delivery of this Agreement and the Transaction Documents, the performance of all obligations of the Company under this Agreement and each Transaction Document to be performed as of the Closing, and the issuance and delivery of the Preferred Shares and Warrants have been taken prior to the Closing. Each of this Agreement and each Transaction Document, when executed and delivered by the Company, shall constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with its terms except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other Laws of general application relating to or affecting the enforcement of creditors’ rights generally and for the limitations imposed by general principles of equity.
2.4    Valid Issuance of Shares.
(a)    Subject to the filings described in Section 3.6 below, the Preferred Shares and the Warrant Shares, when issued, sold and delivered in accordance with the terms and for the consideration set forth in this Agreement and, in the case of the Warrant Shares, the Warrants, will be validly issued, fully paid and nonassessable and free of Encumbrances, other than restrictions under applicable state and federal securities Laws and Encumbrances created by or imposed by the Purchaser. Assuming the accuracy of the representations of the Purchaser in ARTICLE IV and subject to the filings described in Section 3.6 below, the issuance and sale of the Preferred Shares and Warrants (together with all of the Warrant Shares) will be exempt from registration under the Securities Act and qualification under state securities Laws. As of the Closing, all of the Warrant Shares have been duly reserved for issuance, and upon issuance in accordance with the terms of the Warrants, will be validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions under applicable federal and state securities Laws and Encumbrances created by or imposed by the Purchaser. Assuming the accuracy of the representations and warranties of the Purchaser in ARTICLE IV, and subject to
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Section 3.4(b) below, the Warrant Shares will be issued in compliance with all applicable federal and state securities Laws.
(b)    No “bad actor” disqualifying event described in Rule 506(d)(1)(i)-(viii) of the Securities Act (a “Disqualification Event”) is applicable to the Company or, to the Company’s knowledge, any Company Covered Person, except for a Disqualification Event as to which Rule 506(d)(2)(i–iv) or (d)(3), is applicable.
(c)    No instruction other than the Irrevocable Transfer Agent Instructions referred to in Section 2.2(d)(vii) (or instructions that are consistent therewith) have been given by the Company to its transfer agent in connection with this Agreement.
2.5    Subsidiaries. Each subsidiary of the Company (collectively, the “Company Subsidiaries”) is wholly owned by the Company (either directly or indirectly). All outstanding Equity Securities of the Company Subsidiaries are validly issued, fully paid and, to the extent applicable, non-assessable, have not been issued in violation of any preemptive, subscription or other similar rights and have been offered, issued, sold and delivered by such subsidiary in compliance in all material respects with applicable securities laws. There are no Equity Rights of the Company Subsidiaries that are held by any other Person, other than the Company or the Company Subsidiaries.
2.6    Governmental Consents and Filings. Assuming the accuracy of the representations made by the Purchaser in ARTICLE IV of this Agreement, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any Governmental Authority is required on the part of the Company or any of the Company Subsidiaries in connection with the consummation of the transactions contemplated by this Agreement, except for the filing of the Certificate of Designation.
2.7    Litigation. There is no claim, action, suit, proceeding, arbitration, complaint, charge or investigation pending or, to the Company’s knowledge, currently threatened against the Company or the Company Subsidiaries that, if decided adversely to the Company or the Company Subsidiaries, would reasonably be expected to be materially adverse to the Company or any of its Subsidiaries. Neither the Company nor the Company Subsidiaries is named as subject to the provisions of any order, writ, injunction, judgment or decree of any court or Governmental Authority (in the case of officers or directors such as would adversely affect the Company).
2.8    Compliance with Laws and Other Instruments. Except as would not be material to the Company and its Subsidiaries, taken as a whole, the Company is not in violation or default (a) of any judgment, order, writ or decree, (b) under any note, indenture or mortgage or (c) to the Company’s knowledge, of any provision of federal or state Law applicable to the Company, including all applicable laws administered by OFAC and the FCPA and the rules and regulations promulgated thereunder. Except as would not be material to the Company and its Subsidiaries, taken as a whole, the execution, delivery and performance of this Agreement and the consummation of the Transactions will not result in any such violation or be in conflict with
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or constitute, with or without the passage of time and giving of notice, either (i) a default under any such judgment, order, writ, decree, or any material contract or agreement to which the Company is a party; or (ii) an event which results in the creation of any Encumbrance (other than a Permitted Encumbrance) upon any assets of the Company or any Company Subsidiary or the suspension, revocation, forfeiture or nonrenewal of any material permit or license applicable to the Company or any Company Subsidiary.
2.9    Certain Transactions.
(a)    Other than (i) employee benefits made available to employees, (ii) director and officer indemnification agreements and (iii) the purchase of shares of Company’s capital stock and the issuance of options to purchase shares of Company’s Common Stock, there are no material agreements, understandings or proposed transactions between the Company, on the one hand, and any of its officers or directors or any Affiliate thereof, on the other hand.
(b)    Except as is not required to be publicly disclosed in the Company’s SEC filings, neither the Company nor any Company Subsidiary is indebted, directly or indirectly, to any of its directors, officers or employees or to their respective spouses or children or to any Affiliate of any of the foregoing, other than in connection with expenses or advances of expenses incurred in the ordinary course of business or employee relocation expenses and for other customary employee benefits made generally available to all employees. Except as is not required to be publicly disclosed in the Company’s SEC filings, none of the directors or officers of the Company or any of the Company Subsidiaries or any members of their immediate families, or any Affiliate of the foregoing, or to the Knowledge of the Company, other employees or any members of such employees’ immediate families or any Affiliate of the foregoing, are, directly or indirectly, indebted to the Company, or have any (i) commercial, industrial, banking, consulting, legal, accounting, charitable or familial relationship with any of the customers, suppliers, service providers, joint venture partners, licensees or competitors of the Company or any of the Company Subsidiaries or (ii) direct or indirect ownership interest in any firm or corporation with which the Company is Affiliated or with which the Company or any of the Company Subsidiaries has a business relationship, or any firm or corporation which competes with the Company or any of the Company Subsidiaries except that directors, officers, employees or stockholders of the Company may own stock in (but not exceeding two percent (2%) of the outstanding capital stock of) publicly traded companies that may compete with the Company.
2.10    Property. Except as would not reasonably be expected to constitute a Material Adverse Effect, (a) each of the Company and the Company Subsidiaries has title in fee simple to, or a valid leasehold interest in, all of its real property, and good and marketable title to, or a valid leasehold interest in, all of its other property, (b) none of such property is subject to any Encumbrances, except for Permitted Encumbrances, (c) there are no notices, disputes, claims, demands or accommodations relating to or in respect of the Company’s and each of the Company Subsidiaries’ owned and leased real estate, and (d) such real estate is not subject to any legal suits, actions, disputes, claims or demands arising from the acquisition, alienation or use of such real estate.
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2.11    Financial Statements. The financial statements included or incorporated by reference in the SEC Filings and, in the case of the annual audited financial statements, reported on by and accompanied by an unqualified report from the Company’s accountants, (a) present fairly in all material respects the consolidated financial condition of the Company as at such date, and the consolidated results of its operations and its consolidated cash flows for the periods shown, (b) have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as otherwise noted therein and except in the case of unaudited interim financial statements), (c) complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, and (d) complied in all material respects as to form required by published rules and regulations of the SEC related thereto as of its date of filing with the SEC. The Company has not incurred any material liabilities, including contingent liabilities, and liabilities for taxes, any long-term leases, any interest rate or foreign currency swap or exchange transaction or other obligation in respect of derivatives required to be set forth on a balance sheet prepared in accordance with GAAP (collectively, “Liabilities”), except for: (i) Liabilities reflected, reserved against or otherwise included or disclosed in the consolidated balance sheet of the Company and the Company Subsidiaries as of September 30, 2024 included in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2024 (“Company Balance Sheet”) or the notes thereto; (ii) Liabilities that have been incurred by the Company or the Company Subsidiaries since September 30, 2024 in the ordinary course of business; (iii) Liabilities for performance of obligations of the Company or any Company Subsidiary not yet due under contract or agreement to which the Company or any Company Subsidiary is a party; (iv) Liabilities incurred pursuant to this Agreement and the Transactions; and (v) other Liabilities that would not reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole.
2.12    Changes. Since September 30, 2024 through the date of this Agreement, there has not occurred any event or condition of any character that has resulted in or would reasonably be expected to result in a Material Adverse Effect.
2.13    Permits. Except as would not reasonably be expected to constitute a Material Adverse Effect, (a) the Company has all franchises, permits, licenses and any similar authority necessary for the conduct of its business as currently conducted and (b) the Company is not in default under any of such franchises, permits, licenses or other similar authority.
2.14    Environmental and Safety Laws. Except as would not reasonably be expected to constitute a Material Adverse Effect, the Company and the Company Subsidiaries, (a) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (b) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (c) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, reasonably be expected to have a material adverse effect on the Company and the
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Company Subsidiaries. Except as would not reasonably be expected to constitute a Material Adverse Effect, there are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a material adverse effect on the Company and the Company Subsidiaries.
2.15    Corporate Documents. The Company has made available the Certificate of Incorporation and Bylaws.
2.16    Tax Status; Taxes. Except as does not constitute a Material Adverse Effect, (a) the Company and the Company Subsidiaries each has filed or caused to be filed all U.S. federal, all tax returns, reports and declarations that are required to be filed by any jurisdiction to which it is subject, and has timely paid all taxes (regardless of whether or not such taxes were shown as due on a tax return) or any assessments made against it or any of its property and all other material taxes, fees or other charges imposed on it or any of its property by any Governmental Authority (other than any the amount or validity of which are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of the Company); (b) no tax lien has been filed, and, to the knowledge of the Company and each Company Subsidiary, no tax return is currently pending or is subject to examination or audit by any Governmental Authority; and (c) no written notice of a deficiency, assessment or proposed tax adjustment or claim, which has not been resolved by the date hereof has been received by the Company or any Company Subsidiary. The Company is not, and has not been at any time during the five-year period ending on the Original Issue Date, a “United States real property holding corporation” within the meaning of Section 897(c) of the Code.
2.17    Insurance. Except as would not reasonably be expected to constitute a Material Adverse Effect, the Company and the Company Subsidiaries have in full force and effect insurance policies concerning such casualties as would be reasonable and customary for companies like the Company and the Company Subsidiaries, with extended coverage, sufficient in amount (subject to reasonable deductions) to allow it to replace any of its assets and properties that might be damaged or destroyed.
2.18    Intellectual Property.
(a)    Except as would not reasonably be expected to constitute a Material Adverse Effect, (i) the Company and the Company Subsidiaries own, possess or have a valid right to use all patents, inventions, copyrights, know how (including trade secrets), trademarks, service marks and trade names, software, domain names, and other intellectual property rights (collectively, “Intellectual Property Rights”) used by the Company and the Company Subsidiaries in connection with the conduct of their businesses as currently conducted by the Company and the Company Subsidiaries; (ii) to the Company’s knowledge, the Intellectual Property Rights owned by the Company or the Company Subsidiaries (“Owned IP”) and, to the
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Company’s knowledge, the material Intellectual Property Rights licensed to the Company or the Company Subsidiaries are valid and enforceable; (iii) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the validity, scope or enforceability of any Owned IP; (iv) neither the Company nor any of the Company Subsidiaries has received any written notice alleging any infringement, misappropriation, or other violation of Intellectual Property Rights, which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the Company and the Company Subsidiaries, taken as a whole; (v) to the Company’s knowledge, no third party is infringing, misappropriating, or otherwise violating, or has infringed, misappropriated, or otherwise violated, any Owned IP; (vi) to the knowledge of the Company, neither the Company’s nor any of the Company Subsidiaries’ conduct of their business infringes, misappropriates, or otherwise violates, nor to the knowledge of the Company, has infringed, misappropriated or otherwise violated any Intellectual Property Rights; (vii) all employees, consultants and contractors engaged in the development of Intellectual Property Rights for or on behalf of the Company or the Company Subsidiaries have executed and delivered an invention assignment agreement whereby such employee, consultant or contractor presently assigns all of their right, title and interest in and to such Intellectual Property Rights to the Company or the applicable subsidiary; and (viii) the Company and the Company Subsidiaries use, and have used, commercially reasonable efforts to appropriately protect the secrecy, confidentiality and value of all trade secrets and other confidential information used in the business of the Company and the Company Subsidiaries.
(b)    Except as would not reasonably be expected to constitute a Material Adverse Effect: (i) to the extent that the Company and the Company Subsidiaries include in any product developed or distributed by the Company any software and other materials distributed under a “free,” “open source,” or similar licensing model (including but not limited to the MIT License, Apache License, GNU General Public License, GNU Lesser General Public License and GNU Affero General Public License) (“Open Source Software”), the Company and the Company Subsidiaries have used such Open Source Software in compliance with all license terms applicable to such Open Source Software; and (ii) neither the Company nor any of the Company Subsidiaries uses or distributes or has used or distributed any Open Source Software in any manner that requires or has required any proprietary software code or other technology owned by the Company or any of the Company Subsidiaries to be (A) disclosed or distributed in source code form, (B) licensed for the purpose of making derivative works or (C) redistributed at no charge, other than solely with respect to such Open Source Software.
2.19    Privacy and Data Security. Except as would not be material to the Company and its Subsidiaries, taken as a whole, the Company and the Company Subsidiaries have been and are in compliance in all material respects with all applicable Privacy and Data Security Laws, any internal and external policies relating to privacy or data security, any contractual obligations relating to privacy, data security or Processing of Personal Information binding on the Company or Company Subsidiaries, and any applicable industry standards or self-regulatory standards relating to privacy or data security binding on the Company or Company Subsidiaries (collectively with Privacy and Data Security Laws, “Privacy and Data Security Obligations”).
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Except as, individually or in the aggregate, does not constitute a Material Adverse Effect, the Company and the Company Subsidiaries have a valid and legal right (whether contractually, by law, or otherwise) to access or use any and all Company Data (including any Personal Information contained therein) received, Processed, used or disclosed by or on behalf of the Company or the Company Subsidiaries in connection with the use or operation of its products, services and business. Except as, individually or in the aggregate, does not constitute a Material Adverse Effect, (a) the Company and Company Subsidiaries have provided any and all necessary notices, obtained any and all necessary consents or other forms of authorization required for the Processing of Personal Information, and honored any and all opt-out requests or privacy choices made by a Person in accordance with applicable Privacy and Data Security Obligations; and (b) the Company’s and Company Subsidiaries’ use of cookies or other forms of tracking technologies, including but not limited to session replay software, comply with and have at all times complied with applicable Privacy and Data Security Obligations. Except as would not be material to the Company and its Subsidiaries, taken as a whole, the Company and the Company Subsidiaries have not received any notification of any complaint, audit, investigation, inquiry, claim, suit, action or other legal proceeding asserted against the Company or the Company Subsidiaries initiated by (i) any Person, (ii) any Governmental Authority or (iii) any regulatory or self-regulatory entity alleging that any activity or conduct of the Company or the Company Subsidiaries is in violation of applicable Privacy and Data Security Obligations and have no Knowledge of any facts or circumstances that, individually or in the aggregate, would reasonably indicate material non-compliance of applicable Privacy and Data Security Obligations by the Company and Company Subsidiaries and there are no pending, nor have there been in the past three (3) years, complaints, actions, suits, audits, investigations, inquiries, claims, suits, actions or other proceedings by or before any court or Governmental Authority or body threatened against the Company or the Company Subsidiaries alleging non-compliance with any Privacy and Data Security Obligations. Except as would not be material to the Company and its Subsidiaries, taken as a whole, the Company and the Company Subsidiaries have at all times (A) implemented and maintain a written information security program designed to protect and appropriate to the level of risk posed to Company Systems and Company Data (and any Personal Information contained therein), including against Security Events and (B) taken reasonable steps to ensure that any third party or subcontractor with access to any Company Systems or Company Data has implemented and maintain the same. Except as would not be material to the Company and its Subsidiaries, taken as a whole, the Company and the Company Subsidiaries, as part of its written information security program, have established and maintain commercially reasonable information technology, information security, cyber security and data protection controls, policies and procedures (including incident response, disaster recovery and business continuity plans and procedures) consistent with industry practice and applicable Privacy and Data Security Obligations; and for the past three (3) years the Company Systems (I) have not experienced any material failure, breakdown, or other adverse event, (II) have been and are sufficient and adequate for the needs of the business of the Company and Company Subsidiaries as presently conducted and (III) are in sufficiently good working condition to effectively perform all information technology operations and include sufficient licensed capacity (whether in terms of authorized sites, units, users, seats or otherwise), in each case, as necessary for the conduct of the business as currently conducted. To the Company’s knowledge there are no material bugs,
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backdoors, Trojan Horses, worms, spyware, viruses, malware, malicious computer code or other similar programs or defects in the Company Systems that would reasonably be expected to cause material harm or unauthorized disruption, access or other breach to any Company System. Except as would not be material to the Company and its Subsidiaries, taken as a whole, to the Company’s knowledge, for the past three (3) years, (1) the Company and Company Subsidiaries have not been subject to a cybersecurity breach, any loss, theft or misuse of, or any unauthorized access to, use, Processing or disclosure of Personal Information (collectively, “Security Event”), and (2) no circumstances have arisen that would require the Company or the Company Subsidiaries to notify a Governmental Authority or a Person of a Security Event.
2.20    Investment Company Act. None of the Company or the Company Subsidiaries is required to be registered as an “investment company” under the Investment Company Act of 1940, as amended.
2.21    Labor Matters. Except as would not be material to the Company and its Subsidiaries, taken as a whole, (a) there are no labor strikes, slowdowns, work stoppages, lockouts or other labor disputes against the Company or any of the Company Subsidiaries pending or, to the Knowledge of the Company, threatened, (b) the Company and each of the Company Subsidiaries are in compliance with all applicable Laws governing or concerning labor relations and employment, (c) all payments due from the Company and any of the Company Subsidiaries on account of any wages, salaries, commissions, bonuses or other direct compensation for any services performed for the Company or any of the Company Subsidiaries, and employee health and welfare insurance and other benefits, have been paid or properly accrued as a liability on the books of the Company or the Company Subsidiaries, (d) there have not been any actions relating to, or any act or allegations of or relating to, sex-based discrimination, sexual harassment or sexual misconduct, or breach of any sex-based discrimination, sexual harassment or sexual misconduct policy of the Company relating to the foregoing, in each case involving the Company or any of the Company Subsidiaries or any of its or their service providers, and (e) during the last three years, the Company has not entered into any settlement agreement or similar out-of-court or pre-litigation arrangement relating to any matters described in clause (d) of this section. Neither the Company nor any of the Company Subsidiaries is party to any collective bargaining agreement or contract with any labor organization.
2.22    Employee Benefits.
(a)    Except as would not reasonably be expected to constitute a Material Adverse Effect, to the knowledge of the Company, each Company Plan (and any related trust or other funding vehicle) has been maintained, operated and administered in compliance with all applicable Laws and with the terms of such Company Plan. Except as would not reasonably be expected to constitute a Material Adverse Effect, the Company and each ERISA Affiliate have performed all obligations required to be performed by them under each Company Plan. Except as would not reasonably be expected to constitute a Material Adverse Effect, each Company Plan that is intended to be qualified under Section 401(a) of the Code is so qualified and has received a determination letter from the United States Internal Revenue Service that such Company Plan
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is qualified under Section 401(a) of the Code, and to the Knowledge of the Company, nothing has occurred that could reasonably be expected to adversely affect the qualification of such Company Plan. Except as would not reasonably be expected to constitute a Material Adverse Effect, there are no pending or, to the Knowledge of the Company, threatened investigations by any Governmental Authority with respect to, or termination proceedings or other claims, suits or proceedings (except routine claims for benefits payable in the ordinary course) against or involving any Company Plan. Except as would not reasonably be expected to constitute a Material Adverse Effect, (i) each Company Plan constituting a “nonqualified deferred compensation plan” within the meaning of Section 409A(d)(1) of the Code has at all times been maintained, as to both form and operation, in compliance with the requirements of Section 409A of the Code and the regulations promulgated thereunder, and (ii) no Company Service Provider is entitled to receive any gross-up or additional payment in connection with any tax, including any tax required by Section 409A or Section 4999 of the Code.
(b)    Except as would not reasonably be expected to constitute a Material Adverse Effect, none of the execution and delivery of this Agreement or any of the other documents entered into by the Company in connection with the Transactions (alone or in conjunction with any other event) will (i) entitle any Company Service Provider to any compensation or benefit, (ii) accelerate the time of payment or vesting, or trigger any payment or funding, of any compensation or benefits for any Company Service Provider or trigger any other material obligation under any Company Plan, (iii) result in any breach or violation of or default under, or limit any right to amend, modify or terminate, any Company Plan, or (iv) result in the payment of any “excess parachute payment” for purposes of Section 280G of the Code.
(c)    No Company Plan is covered by Title IV of ERISA or subject to Section 412 of the Code or Section 302 of ERISA (each such plan, a “Pension Plan”), and neither the Company nor any ERISA Affiliate has over the last three (3) years maintained, established, participated in or contributed to, or is or has been obligated to contribute to, or has otherwise incurred any obligation or liability under any Pension Plan or Multiemployer Plan (as defined in Section 3(37) of ERISA).
2.23    Other Offerings. Except as disclosed in SEC Filings, the Company has not sold, issued or distributed any of its Common Stock during the six-month period preceding the date hereof, including any sales pursuant to Rule 144A under, or Regulation D or S of, the Securities Act, other than common stock issued pursuant to (a) the Company’s employee benefit plans, qualified stock option plans or other employee compensation plans, or (b) pursuant to outstanding options or rights.
2.24    Internal Controls and Compliance with the Sarbanes-Oxley Act. The Company, each of the Company Subsidiaries are in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act of 2002, as amended (“Sarbanes Oxley”) and all applicable rules of The New York Stock Exchange (the “Exchange Rules,” and together with the Securities Act, the Exchange Act, and Sarbanes Oxley, the “Securities Laws”). The Company maintains a system of internal controls, including, but not limited to, disclosure controls and procedures, internal controls over accounting matters and financial reporting and legal and
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regulatory compliance controls (collectively, “Internal Controls”) that comply with applicable Securities Laws and have been designed by, or under the supervision of, their respective principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles, including, but not limited to, internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences, and the interactive data in eXtensible Business Reporting Language incorporated by reference in the SEC Filings is accurate. The Internal Controls are overseen by the Audit Committee of the Board (the “Audit Committee”) in accordance with Exchange Rules. The Company has not publicly disclosed or reported to the Audit Committee or the Board a significant deficiency or material weakness in the design or operation of its internal control over financial reporting that is reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information, or fraud involving management or other employees who have a significant role in the Internal Controls over financial reporting, any violation of, or failure to comply with, the Securities Laws, or any matter which, if determined adversely, would have a Material Adverse Effect. Since the date of the most recent evaluation of the Company’s disclosure controls and procedures and internal controls, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regards to significant deficiencies and material weaknesses. The principal executive officer and principal financial officer of the Company have made all certifications required by Sarbanes Oxley and any related rules and regulations promulgated by the SEC, and the statements contained in each such certification are complete and correct.
2.25    Required Filings. The Company has timely filed or furnished with the SEC all SEC Filings required to be filed or furnished by it under the Securities Act and Exchange Act. The SEC Filings were prepared in accordance with and, as of the date on which each such SEC Filing was filed or furnished with the SEC, complied in all material respects with the applicable requirements of the Securities Act and Exchange Act. None of such SEC Filings, including, without limitation, any financial statements, exhibits and schedules included therein and documents incorporated therein by reference, at the time filed or furnished, declared effective or mailed, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.
2.26    Shell Company Status. The Company is not currently, and has never been, an issuer identified in Rule 144(i)(1) under the Securities Act.
2.27    No General Solicitation; No Integrated Offering. None of the Company, any of its Affiliates, or any Person acting on its or their behalf, has engaged in any form of general
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solicitation in connection with the offer or sale of the Purchased Equity. Assuming the accuracy of the Purchaser’s representations and warranties set forth in ARTICLE IV, none of the Company nor, to the Company’s Knowledge, any of its Affiliates or any Person acting on its behalf has, directly or indirectly, at any time within the past six (6) months, made any offers or sales of any Company security or solicited any offers to buy any security under circumstances that would (a) eliminate the availability of the exemption from registration under Section 4(a)(2) or otherwise require registration under the Securities Act in connection with the offer and sale by the Company of the Purchased Equity or (b) cause the offering of the Purchased Equity to be integrated with prior offerings by the Company for purposes of any applicable law, regulation or stockholder approval provisions, including under the rules and regulations of the Principal Market.
2.28    Listing and Maintenance Requirements. The Common Stock is registered pursuant to Section 12(b) of the Exchange Act, and the Company has taken no action designed to terminate the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the SEC is contemplating terminating such registration. The SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any subsidiary under the Exchange Act or the Securities Act. The Company has not, in the twelve (12) months preceding the date of this Agreement, received (a) written notice from the Principal Market that the Company is not in compliance with the listing or maintenance requirements of Principal Market that would result in immediate delisting or (b) any notification, Filing Delinquency Notification, or Public Reprimand Letter (as such terms are defined in applicable listing rules of the Principal Market) that requires a public announcement by the Company of any noncompliance or deficiency with respect to such listing or maintenance requirements. The Company is in compliance in all material respects with all listing and maintenance requirements of the Principal Market on the date hereof.
2.29    Application of Takeover Protections; Rights Agreements. The Company and the Board have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s Certificate of Incorporation, Bylaws or other organization documents, or the laws of the State of Delaware that is or would reasonably be expected to become applicable to the Purchaser as a result of the Purchaser and the Company fulfilling their obligations or exercising their rights under this Agreement and any agreement contemplated hereby, including the Company’s issuance of the Purchased Equity and the Purchaser’s ownership of the Purchased Equity.
2.30    Sanctions, Anti-Corruption and AML.
(a)    Except as would not be material to the Company and its Subsidiaries, taken as a whole (i) the Company and each of the Company Subsidiaries have over the last three (3) years conducted their businesses in compliance in all material respects with all applicable Anti-Corruption Laws, Anti-Money Laundering Laws and Sanctions, and (ii) no investigation, inquiry, action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of the Company Subsidiaries with respect
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to the Anti-Corruption Laws, the Anti-Money Laundering Laws or Sanctions is pending or, to the knowledge of the Company, threatened.
(b)    Except as would not be material to the Company and its Subsidiaries, taken as a whole, the Company has implemented and maintained policies, procedures, and internal controls that are reasonably designed to promote and achieve compliance with Sanctions, Anti-Corruption Laws and Anti-Money Laundering Laws.
(c)    Except as would not reasonably be expected to constitute a Material Adverse Effect, neither the Company, any of the Company Subsidiaries, nor their respective Affiliates, directors, officers, employees, agents or representatives has taken over the last three (3) years in furtherance of an offer, payment, promise to pay, or authorization or approval of the payment or giving of money, property, gifts or anything else of value, directly or indirectly, to any person to improperly influence official action by that person for the benefit of the Company or the Company Subsidiaries or Affiliates, or to otherwise secure any improper advantage.
(d)    Except as would not reasonably be expected to constitute a Material Adverse Effect, neither the Company, any of the Company Subsidiaries, nor their respective Affiliates, directors, officers, employees, agents or representatives is an individual or entity Person that is, or is owned or controlled by one or more Persons that are: (i) the subject of any Sanctions; or (ii) located, organized or resident in a country or territory that is, or whose government is, the subject of comprehensive territorial Sanctions (including the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic or any other Covered Region of Ukraine identified pursuant to Executive Order 14065, Crimea, Cuba, Iran, North Korea, and Syria).
(e)    The Company will not, directly or indirectly, use the proceeds of the Transactions or lend, contribute or otherwise make available such proceeds to any Person, (i) to fund any activities or business of or with any Person or in any country or territory, that, at the time of such funding, is, or whose government is, the subject of Sanctions; (ii) to fund or facilitate any money laundering or terrorist financing activities; or (iii) in any other manner that would cause or result in a violation of any Anti-Corruption Laws, Anti-Money Laundering Laws or Sanctions by any Person (including any party to this Agreement).
2.31    Insurance Carrier. Except as would not reasonably be expected to constitute a Material Adverse Effect, the Company and/or the Company Subsidiaries has an appointment to act as a Producer for each insurance carrier from which such an appointment is required to conduct the Company’s business as currently conducted. Except as would not reasonably be expected to constitute a Material Adverse Effect, each such appointment is valid and binding in accordance with its terms on the parties thereto. Except as would not be material to the Company and its Subsidiaries, taken as a whole, no insurance carrier has granted the Company or the Company Subsidiaries the authority to bind insurance policies or annuity contracts on behalf of such insurance carrier. To the Company’s knowledge, there exists no actual or threatened termination, cancellation or material limitation of, or material dispute with respect to, the business relationship of the Company or any Company Subsidiaries with any such insurance
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carrier, except as would not reasonably be expected to constitute a Material Adverse Effect. Except as would not reasonably be expected to constitute a Material Adverse Effect, the Company has at all times conducted its business in all material respects in accordance with the applicable legal requirements of each state, province or other jurisdiction in which it conducts business. Except as would not be material to the Company and its Subsidiaries, taken as a whole, there are no contingent commission arrangements or obligations between the Company or the Company Subsidiaries, on the one hand, and any insurance carrier, on the other hand.
2.32    Compliance with Insurance Laws; Producers. The Company and/or the Company Subsidiaries and, to the knowledge of the Company each of its and the Company Subsidiaries’ Producers are, and have been, in material compliance with all insurance statutes and regulations and any other federal and state statutory and regulatory requirements applicable to insurance producers and the insurance products brokered, sold, produced or marketed by the Company and/or the Company Subsidiaries. Except as would not be material to the Company and its Subsidiaries, taken as a whole, no event has occurred that would make the Company or any subsidiary unable to comply with any legal requirements or the requirements of any insurance carrier with whom the Company contracts to sell such products. The Company has not received any written notification from any federal or state government agency, including the Centers for Medicare & Medicaid Services, or an insurance carrier with whom it contracts that it has violated or failed to meet any government, regulatory, industry, or contractual requirement, in each case, except as would not be material to the Company and its Subsidiaries, taken as a whole. Except as would not be material to the Company and its Subsidiaries, taken as a whole, there are no outstanding (a) disputes with Producers concerning material amounts of commissions or other incentive compensation, (b) material errors and omissions claims against any Producer, or (c) material amounts owed by any Producer to the Company or the Company Subsidiaries.
2.33    Health Care Laws. Except as would not be material to the Company and its Subsidiaries, taken as a whole, the Company and the Company Subsidiaries (a) are (and the Company has no knowledge that at any time in the past it and they have not been) in compliance with all Applicable Healthcare Laws, as defined herein, applicable to the processing, use, distribution, marketing, advertising, promotion, sale, or offer for sale of any product distributed by the Company, including, without limitation, the federal Anti-Kickback Statute (42 U.S.C. § 1320a-7b(b)), the civil False Claims Act (31 U.S.C. §§ 3729 et seq.), the criminal false statements and representations law (42 U.S.C. § 1320a-7b(a)), the civil monetary penalties laws (42 U.S.C. § 1320a-7a), the exclusion laws, the statutes, regulations and directives of Medicare statute (Title XVIII of the Social Security Act), the Medicaid statute (Title XIX of the Social Security Act) and all other government funded or sponsored healthcare programs, HIPAA, and the Patient Protection and Affordable Care Act of 2010, as amended by the Health Care and Education Reconciliation Act of 2010, the regulations promulgated pursuant to such laws, and all other local, state, federal, national, supranational and foreign laws, manual provisions, policies and administrative guidance relating to the regulation of the Company (collectively, the “Applicable Healthcare Laws”); (b) have not received written notice of any claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action from any court or
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arbitrator or governmental or regulatory authority or third party alleging that any Company operation or activity is in violation of any Applicable Healthcare Laws, nor, to the Company’s knowledge, is any such claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action threatened; (c) have filed, obtained, maintained or submitted on a timely basis all reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments as required by any Applicable Healthcare Laws and all such reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments were complete and accurate on the date filed (or were corrected or supplemented by a subsequent submission); and (d) are not a party to any corporate integrity agreements, monitoring agreements, consent decrees, settlement orders, or similar agreements with or imposed by any governmental or regulatory authority.
2.34    No Other Representations. NOTWITHSTANDING ANY PROVISION OF THIS AGREEMENT TO THE CONTRARY, THE COMPANY MAKES NO REPRESENTATIONS OR WARRANTIES TO THE PURCHASER OR ANY OTHER PERSON IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, EXCEPT AS SPECIFICALLY SET FORTH IN THIS ARTICLE III. ALL OTHER REPRESENTATIONS AND WARRANTIES, WHETHER EXPRESS OR IMPLIED, ARE HEREBY DISCLAIMED BY THE COMPANY.
ARTICLE III
REPRESENTATIONS AND WARRANTIES OF PURCHASER.
The Purchaser hereby represents and warrants to the Company as of the date hereof:
3.1    Authorization. The Purchaser has full power and authority to enter into this Agreement and each Transaction Document to which it is a party and to perform all obligations of the Purchaser pursuant to this Agreement and each Transaction Document to which it is a party. This Agreement constitutes the valid and legally binding obligation of the Purchaser, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and any other Laws of general application relating to or affecting enforcement of creditors’ rights generally.
3.2    Non‐Contravention. The execution and delivery of this Agreement by the Purchaser and the consummation by the Purchaser of the Transactions will not (a) result in the violation of any Law or (b) conflict with, result in a violation, breach, or default under the terms, provisions or conditions of the organizational documents of the Purchaser or any contract, agreement or commitment to which the Purchaser is a party or otherwise bound.
3.3    Consents. No consent, waiver, approval or authorization is required from any Person (that has not already been obtained) in connection with the execution and delivery of this Agreement by the Purchaser or the performance by the Purchaser of the Transactions.
3.4    Purchase Entirely for Own Account. This Agreement is made with the Purchaser in reliance upon the Purchaser’s representation to the Company, which by the
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Purchaser’s execution of this Agreement, the Purchaser hereby confirms that the Preferred Shares and Warrants to be acquired by the Purchaser will be acquired for investment for the Purchaser’s own account, not as a nominee or agent, and not with a view to the distribution, resale, subdivision or fractionalization of any part thereof, and that the Purchaser has no present intention of selling, the same. The Purchaser understands and acknowledges that the Preferred Shares and Warrants have not been registered under the Securities Act or any other applicable securities Law and are being issued in reliance upon one or more exemptions or exclusions from registration contained in such laws and that the Company’s reliance upon such exemptions is based on the representations and warranties made by the Purchaser herein.
3.5    Disclosure of Information. The Purchaser has had an opportunity to discuss the Company’s business, management, financial affairs and the terms and conditions of the offering of the Preferred Shares and Warrants with the Company’s management and has had an opportunity to review the Company’s facilities. The foregoing, however, does not limit or modify the representations and warranties of the Company in ARTICLE III of this Agreement or the right of the Purchaser to rely thereon. In connection with the investigation by the Purchaser of the Company and the Company Subsidiaries, the Purchaser and its Affiliates, and the representatives of each of the foregoing, have received or may receive, from or on behalf of the Company, certain projections, forward-looking statements and other forecasts (whether in written, electronic or oral form, and including in the information memoranda, presentations, virtual data rooms, management meetings, etc.) (collectively, “Projections”). The Purchaser acknowledges and agrees that (a) such Projections are being provided solely for the convenience of the Purchaser to facilitate its own independent investigation of the Company and the Company Subsidiaries and no representation or warranty whatsoever is made with respect to the Projections, (b) there are uncertainties inherent in attempting to make such Projections, (c) the Purchaser is familiar with such uncertainties, and (d) the Purchaser is taking full responsibility for making its own evaluation of the adequacy and accuracy of all Projections (including the reasonableness of the assumptions underlying such Projections).
3.6    Accredited Investor. The Purchaser is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act
3.7    Bad Actor. Neither the Purchaser nor, to the knowledge of the Purchaser, any of its Affiliates is a “bad actor” as defined in Rule 506(d) of the Securities Act.
3.8    Access. The Purchaser has carefully reviewed and is familiar with the terms of the Transaction Documents to which it is or will be a party. The Purchaser has had the opportunity to ask questions of and receive answers from the Company concerning the terms and conditions of this investment and has received answers to all such questions from the Company. The Purchaser has received or has access to all information that it considers necessary or advisable to enable it to make a decision concerning an investment in the Preferred Shares and Warrants.
3.9    Illiquidity. The Purchaser understands that the Purchaser may not be able to liquidate its investment in the Company. The Purchaser understands that any certificate representing the Preferred Shares and Warrants will bear legends as set forth herein.
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3.10    Awareness of Risks. The Purchaser understands that investment in the Company entails a high degree of risk and understands the risks associated with the operation of the Company and the Purchaser’s investment in the Company. The Purchaser is aware that ownership of the Preferred Shares and Warrants involves a substantial degree of risk of loss of the Purchaser’s entire investment and that there is no assurance of any return on or of such investment. the Purchaser acknowledges that any projections and forecasts provided by the Company are not to be viewed as facts and that the actual results during the period or periods covered by any such projections and forecasts may differ from the projected or forecasted results.
3.11    Economic Loss, Suitability and Sophistication. The Purchaser (a) is able to bear the economic risk of losing its entire investment in the Company, and (b) is able to bear such risk for an indefinite period of time. The Purchaser has evaluated the risks involved in investing in the Preferred Shares and the Warrants and has determined that the Preferred Shares and the Warrants are a suitable investment for the Purchaser. The Purchaser has such knowledge and experience in financial and business matters that it is capable of evaluating the risks and merits of this investment.
3.12    No Advice. The Purchaser acknowledges and agrees that neither the Board nor the Company, nor any Company Subsidiary or any Affiliate, employee, agent, advisor or other representative of the Company or any Company Subsidiary, has rendered or will render any financial, investment or tax advice or securities valuation advice to the Purchaser in connection with the Transactions, and that the Purchaser is neither subscribing for nor acquiring any Preferred Shares and Warrants in reliance upon, or with the expectation of, any such advice.
3.13    Disclosure; No Reliance. The Purchaser understands and agrees that, other than the representations and warranties of the Company set forth in Article III, neither the Company nor any other Person on behalf of the Company makes any representation or warranty, express or implied, as to the accuracy or completeness of the information provided or to be provided to the Purchaser by or on behalf of the Company or related to the transactions contemplated hereby, and nothing contained in any other documents provided or statements made by or on behalf of the Company to the Purchaser or any other Person is, has been or will be relied upon by the Purchaser.
ARTICLE IV
MISCELLANEOUS
4.1    [Reserved].
4.2    Survival; Limitation of Liability. The representations and warranties of the Company and the Purchaser contained in this Agreement shall survive the execution and delivery of this Agreement and the Closing until the twelve (12) month anniversary of the date hereof, other than the representations and warranties set forth in Section 3.1, Section 3.3 and Section 3.4 (collectively, the “Fundamental Representations”), which shall survive until the expiration of the applicable statute of limitations.
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4.3    Indemnity, Indemnification of Purchaser. Subject to the provisions of this Section 5.3, the Company will indemnify and hold the Purchaser and its Affiliates, directors, officers, shareholders, members, partners, employees and agents, each person who controls the Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) and the directors, officers, shareholders, agents, members, limited partners or employees of such controlling persons (each, a “Purchaser Indemnified Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable and documented attorneys’ fees and out-of-pocket costs of investigation (“Covered Losses”) that any such Purchaser Indemnified Party actually incurs to the extent relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or any other Transaction Document or (b) any action instituted against the Purchaser in its capacity as the Purchaser under this Agreement by any stockholder of the Company who is not (x) an Affiliate of the Purchaser with respect to any of the transactions contemplated by this Agreement (unless such action is based upon a breach of the Purchaser’s representations, warranties or covenants under this Agreement or any agreements or understandings the Purchaser may have with any such stockholder or any violations by the Purchaser of state or federal securities laws or any conduct by the Purchaser which constitutes fraud, gross negligence, willful misconduct or malfeasance). Subject to the provisions of this Section 5.3, the Purchaser will indemnify and hold the Company and its Affiliates, directors, officers, shareholders, members, partners, employees and agents, each person who controls the Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) and the directors, officers, shareholders, agents, members, partners or employees of such controlling persons (each, a “Company Indemnified Party”) harmless from any and all Covered Losses that any such Company Indemnified Party actually incurs to the extent relating to any breach of any of the representations, warranties, covenants or agreements made by the Purchaser in this Agreement or any other Transaction Document. Promptly after receipt by any party seeking indemnification hereunder (an “Indemnified Party”) of notice of any demand, claim or circumstances which would or might give rise to a claim or the commencement of any action, proceeding or investigation in respect of which indemnity may be sought pursuant to this Section 5.3, such Indemnified Party shall promptly notify the party indemnifying it (the “Indemnifying Party”) in writing and the Indemnifying Party may assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Party; provided, however, that the failure of any Indemnified Party so to notify the Indemnifying Party shall not relieve the Indemnifying Party of its obligations hereunder except to the extent that the Indemnifying Party is actually and materially prejudiced by such failure to notify. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless: (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel; (ii) the Indemnifying Party shall have failed promptly to assume the defense of such proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in such proceeding; or (iii) in the reasonable judgment of counsel to such Indemnified Party, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its
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written consent, which consent shall not be unreasonably withheld, delayed or conditioned. Without the prior written consent of the Indemnified Party, which consent shall not be unreasonably withheld, delayed or conditioned, the Indemnifying Party shall not effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement (x) includes an unconditional release of such Indemnified Party from all liability arising out of such proceeding, and (y) is solely for monetary damages with no admission of any violation of Law or wrongdoing by such Indemnified Party. Except for breaches of Fundamental Representations or with respect to fraud, the cumulative indemnification obligation of the Company under this Section 5.3 for breaches of representations and warranties shall not exceed an amount equal to ten percent (10%) of the Purchase Price. The cumulative indemnification obligation of the Company under this Section 5.3 shall not exceed an amount equal to the Purchase Price. Notwithstanding anything to the contrary set forth herein, except to the extent paid to a third party not affiliated with the Indemnified Party, in no event shall the Indemnifying Party have liability to any Indemnified Party for any exemplary or punitive or similar damages, or for any loss of future revenue, profits or income (including any damages purported to be calculated based thereon). From and after the Closing, the indemnification provisions set forth in this Section 5.3 shall be the sole and exclusive remedy of any party hereto (except in the case of actual and intentional fraud).
4.4    Successors and Assigns.
This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns.  The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchaser holding not less than a majority of the Preferred Shares. The Purchaser may assign its rights under this Agreement to any Person to whom the Purchaser assigns or transfers any Purchased Equity, provided such transferee agrees in writing to be bound, with respect to the transferred Purchased Equity, by the provisions hereof and of the applicable Transaction Documents that apply to the “Purchaser.” Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement.
4.5    Governing Law.
This Agreement and any controversy arising out of or relating to this Agreement shall be governed by, and construed in accordance with, the internal Laws of the State of Delaware without regard to conflict of law principles that would result in the application of any Law other than the Law of the State of Delaware.
4.6    Counterparts.
This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via electronic mail (including pdf) or other transmission method
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and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.
4.7    Titles and Subtitles.
The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.
4.8    Notices.
All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt, or (a) personal delivery to the party to be notified, (b) when sent, if sent by electronic mail or facsimile during normal business hours of the recipient, and if not sent during normal business hours, then on the recipient’s next Business Day (unless a notice of non-delivery is received), (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) Business Day after deposit with a nationally recognized overnight courier, freight prepaid, specifying next Business Day delivery, with written verification of receipt. All communications shall be sent to the respective parties at their address as set forth on the signature page, or to such e-mail address, facsimile number or address as subsequently modified by written notice given in accordance with this Section 5.8. If notice is given to Company, a copy (which shall not constitute notice) shall also be sent to Wachtell, Lipton, Rosen & Katz, 51 West 52nd Street, New York, NY 10019, Attn: Joshua A. Feltman, Email: jafeltman@wlrk.com, and Mark F. Veblen, Email: mfveblen@wlrk.com, and if notice is given to the Purchaser, a copy (which shall not constitute notice) shall also be given to Proskauer Rose LLP, Eleven Times Square, New York, NY 10036-8299, Attn: Michael Callahan, Email: mcallahan@proskauer.com.
4.9    Finder’s Fees.
The Purchaser agrees to indemnify and to hold harmless Company from any liability for any commission or compensation in the nature of a finder’s or broker’s fee arising out of this transaction (and the costs and expenses of defending against such liability or asserted liability) for which the Purchaser or any of its officers, employees or representatives is responsible. The Company agrees to indemnify and hold harmless the Purchaser from any liability for any commission or compensation in the nature of a finder’s or broker’s fee arising out of this transaction (and the costs and expenses of defending against such liability or asserted liability), for which the Company, the Company Subsidiaries or any of their respective officers, employees or representatives is responsible.
4.10    Fees and Expenses.
At the Closing, the Company shall pay all reasonable out-of-pocket expenses of the Purchaser, including (a) the reasonable fees and expenses of Proskauer Rose LLP, up to an aggregate amount equal to $1,250,000 and (b) the reasonable out-of-pocket third party fees and expenses incurred by the Purchaser in connection with all due diligence conducted by the
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Purchaser in connection with the Transactions, including all background checks, escheatment analysis, and financial analysis.
4.11    Amendments and Waivers.
Any term of this Agreement may be amended, terminated or waived only with the written consent of the Company and the holders of a majority of the Preferred Shares purchased hereunder.
4.12    Severability.
The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.
4.13    Delays or Omissions.
No delay or omission to exercise any right, power or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.
4.14    Entire Agreement.
This Agreement (including the Exhibits and Schedules hereto), the Warrants and the Certificate of Designation constitute the full and entire understanding and agreement between the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties are expressly canceled.
4.15    Further Assurances. From time to time, as and when requested by any party hereto, the other party or parties will execute and deliver, or cause to be executed and delivered, all such documents and instruments and will take, or cause to be taken, all such further or other actions as such requesting party may reasonably deem necessary or desirable to evidence and effectuate the transactions contemplated by this Agreement and the Warrants.
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4.16    Dispute Resolution.
The parties (a) hereby irrevocably and unconditionally submit to the exclusive jurisdiction of Delaware Court of Chancery and any state appellate court therefrom within the State of Delaware (or, if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware) (the “Chosen Court”) for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, (b) agree not to commence any suit, action or other proceeding arising out of or based upon this Agreement except in the Chosen Court, and (c) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court.
4.17    [Reserved].
4.18    Specific Performance. Each of the parties to this Agreement will be entitled to enforce its rights under this Agreement specifically, to recover damages caused by any breach of any provision of this Agreement and to exercise all other rights existing in its favor. The Company and the Purchaser agree and acknowledge that money damages shall not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or deposit) for, and shall be entitled to receive, specific performance or other injunctive relief in order to enforce or prevent any violations of the provisions of this Agreement.
4.19    No Integration. The Company shall not, and shall use its commercially reasonable efforts to ensure that no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act), other than the Preferred Shares and Warrants contemplated by this Agreement, that will be integrated with the offer or sale of the Purchased Equity in a manner that would require the registration under the Securities Act of the sale of the Purchased Equity to the Purchaser, or that will be integrated with the offer or sale of the Purchased Equity for purposes of the rules and regulations of the Principal Market such that it would require stockholder approval prior to the closing of such other transaction unless stockholder approval is obtained before the closing of such subsequent transaction.
4.20    Shareholder Rights Plan. No claim will be made or enforced by the Company or, with the consent of the Company, any other Person, that the Purchaser is an “Acquiring Person” under any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or similar anti-takeover plan or arrangement in effect or hereafter adopted by the Company, or that the Purchaser could be deemed to trigger the provisions of any such plan or arrangement, in either case solely by virtue of receiving Purchased Equity under this Agreement or under any other written agreement between the Company and the Purchaser.
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4.21    WAIVER OF JURY TRIAL.
EACH PARTY HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, THE PREFERRED SHARES, THE WARRANTS OR THE SUBJECT MATTER HEREOF OR THEREOF. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING CONTRACT CLAIMS, TORT CLAIMS (INCLUDING NEGLIGENCE), BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THIS SECTION HAS BEEN FULLY DISCUSSED BY EACH OF THE PARTIES HERETO AND THESE PROVISIONS WILL NOT BE SUBJECT TO ANY EXCEPTIONS. EACH PARTY HERETO HEREBY FURTHER WARRANTS AND REPRESENTS THAT SUCH PARTY HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.
4.22    No Strict Construction. The parties to this Agreement have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties to this Agreement, and no presumption or burden of proof will arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.
4.23    Publicity and Confidentiality. Promptly following the Closing, the Company will issue a press release reasonably acceptable to Morgan Stanley disclosing the transactions contemplated by this Agreement. The Company and Morgan Stanley shall consult with each other in issuing any subsequent press releases with respect to the transactions contemplated hereby, and the Purchaser shall not issue any such press release or otherwise make any such public statement without the prior consent of the Company. With four (4) Business Days of the date of this Agreement, the Company shall file a Current Report on Form 8-K describing the terms and conditions of the transactions contemplated by this Agreement in the form required by the Exchange Act and attaching the Agreement as an exhibit to such filing. Counsel for the Purchaser shall be afforded a reasonable opportunity to review such Form 8-K prior to filing by the Company with the SEC. The Purchaser will keep all non-public information disclosed pursuant to this Agreement confidential and will not disclose such information for any purpose or to any Person not related to the consummation and performance of this Agreement, other than to advisors and other representatives with a need to know. Notwithstanding anything to the contrary herein, this Section 5.23 will not prohibit (a) any disclosure required by any applicable Law, including any disclosure necessary or desirable to provide proper disclosure under the Securities Laws or under any rules or regulations of any securities exchange on which the securities of such party may be listed or traded (in which case, the disclosing party will provide the other parties with the opportunity to review in advance the disclosure), (b) any disclosure made in connection with the enforcement of any right or remedy relating to this Agreement, (c) disclosure of information which is in the public domain or which is otherwise known generally through no act or omission of the disclosing party or its representatives, (d) disclosures
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that are consistent with previous public disclosures made in accordance with this Section 5.23 or (e) factual disclosures made by the Company in the ordinary course of its business that do not identify the Purchaser by name.
4.24    Certain Company Acknowledgements. The Company acknowledges on its behalf and on behalf of each of the Company Subsidiaries that:
(a)    The Purchaser and its Affiliates or managed funds may be providing debt financing, equity capital or other services (including financial advisory services) to other persons in respect of which the Company and its respective Affiliates and the Company Subsidiaries may have conflicting interests regarding the transactions described herein and otherwise. Neither the Purchaser nor its Affiliates has any obligation to use in connection with the transactions contemplated by this Agreement, or to furnish to the Company, confidential information obtained by them from other Persons.
(b)    The Purchaser and certain of its Affiliates may be full service securities firms engaged, either directly or through its Affiliates, in various activities, including securities trading, commodities trading, investment management, financing and brokerage activities and financial planning and benefits counseling for both companies and individuals. In the ordinary course of these activities, the Purchaser and is Affiliates may actively engage in commodities trading or trade the debt and equity securities (or related derivative securities) and financial instruments (including bank loans and other obligations) of the Company and other companies which may be the subject of the arrangements contemplated by this Agreement for their own account and for the accounts of their customers and may at any time hold long and short positions in such securities. The Purchaser or its Affiliates may also co-invest with, make direct investments in, and invest or co-invest client monies in or with funds or other investment vehicles managed by other parties, and such funds or other investment vehicles may trade or make investments in securities of the Company or other companies which may be the subject of the arrangements contemplated by this Agreement or engage in commodities trading with any thereof.
(c)    The Purchaser and its Affiliates may have economic interests that conflict with those of the Company and are under no obligation to disclose any conflicting interests to the Company. The Parties agree that the Purchaser will act under this Agreement and the Transaction Documents to which the Purchaser is a party as independent contractors and that nothing in this Agreement or the Transaction Documents to which the Purchaser is a party will be deemed to create an advisory, fiduciary or agency relationship or fiduciary or other implied duty between the Purchaser and the Company and the Company’s Affiliates. Each of the Parties acknowledges and agrees that (i) the transactions contemplated by this Agreement are arm’s-length commercial transactions between the Purchaser and, if applicable, its Affiliates, on the one hand, and the Company, on the other, (ii) in connection therewith and with the process leading to such transactions the Purchaser and its applicable Affiliates are acting solely as a principal and not as agents or fiduciaries of the Company, the Company’s management, equity holders, creditors, Affiliates or any other Person, (iii) the Purchaser and its applicable Affiliates have not assumed an advisory or fiduciary responsibility or any other obligation in favor of the Company or the
36

Company’s Affiliates with respect to the transactions contemplated hereby or the process leading thereto (irrespective of whether the Purchaser or any of its Affiliates have advised or are currently advising the Company on other matters (including matters related to the Transactions)) except the obligations expressly set forth in this Agreement, (iv) the Purchaser has not provided any legal, accounting, regulatory or tax advice and the Company has consulted its own legal and financial advisors to the extent it has deemed appropriate and (v) the Company has not provided any legal, accounting, regulatory or tax advice and the Purchaser has consulted its own legal and financial advisors to the extent they have deemed appropriate.
4.25    Morgan Stanley Standstill.
(a)    Following the Closing, until the later of (i) the twelve (12) month anniversary of the date on which Morgan Stanley is no longer entitled to cause the Company to nominate the Morgan Stanley Preferred Director (as defined in the Director Designation Agreement) and any such director then serving has resigned or otherwise ceased to serve as a director of the Company and (ii) the time when Morgan Stanley (including for this purpose any investment manager thereof), together with its controlled Affiliates, does not beneficially own, in the aggregate, five percent (5%) or more of the outstanding shares of shares of capital stock of the Company (on a fully-diluted, as-converted, as-exercised basis assuming the exercise in full of all Warrants held by Morgan Stanley and its controlled Affiliates), unless (x) specifically requested in writing in advance by the Company, (y) the Company having given its prior written consent or (z) in connection with the express terms of the Transaction Documents (including as a result of Morgan Stanley’s ownership of the Purchased Equity, including any shares of Common Stock underlying the Warrants), Morgan Stanley and its controlled Affiliates will not directly or indirectly (or assist, advise, act in concert or participate with or encourage others to):
(i)    acquire (or agree, offer or propose to acquire, in each case, publicly or privately), by purchase, tender offer, exchange offer, agreement or business combination or in any other manner, any ownership, including beneficial ownership of any material portion of the equity securities of the Company or any of the Company Subsidiaries, or any rights or options to acquire such ownership (including from any third party);
(ii)    publicly offer to enter into, or publicly or privately propose, any merger, business combination, recapitalization, restructuring or other extraordinary transaction with the Company or any Company Subsidiary;
(iii)    (A) call or requisition, or seek to call or requisition, any meeting of stockholders of the Company or provide to any third party a proxy, consent or requisition to call any meeting of stockholders of the Company, (B) seek to have the stockholders of the Company authorize or take corporate action by written consent without a meeting, solicit any consents from stockholders or grant any consent or proxy for a consent to any third party seeking to have the stockholders of the Company authorize or take corporate action by written consent without a meeting, (C) seek representation on the Board (other than, and provided that the foregoing will not limit Morgan Stanley’s rights pursuant to the Director Designation Agreement), (D) seek the removal of any member of the Board or (E) make a non-binding or precatory vote, of
37

stockholders of the Company; provided that nothing in this Section 5.25(a)(iii) shall restrict voting by proxy in the ordinary course of business;
(iv)    solicit proxies (as such terms are defined in Rule 14a-1 under the Exchange Act), with respect to any matter from, or otherwise seek to influence, advise or direct the vote of, holders of any shares of capital stock of the Company or any securities convertible into, exchangeable for or exercisable for (in each case, whether currently or upon the occurrence of any contingency) such capital stock;
(v)    knowingly enter into any discussions, negotiations, agreements, arrangements or understandings with any other person with respect to any matter described in the foregoing clauses (i)-(iv) or knowingly form, join or participate in a “group” (within the meaning of Section 13(d)(3) of the Exchange Act) to vote, acquire or dispose of any voting securities of the Company or the Company Subsidiaries (other than as a result of Morgan Stanley’s beneficial ownership of the Warrants or the Warrant Shares or, if applicable, any of the transactions contemplated by this Agreement and the other Transaction Documents);
(vi)    file a Schedule 13D (or amendment thereto) with respect to the Company or any of its outstanding voting securities, except as required by Law; or
(vii)    make any public disclosure, or take any action that would reasonably be expected to require either party to make a public disclosure, with respect to any of the matters set forth in this Section 5.25 (other than as a result of Morgan Stanley’s beneficial ownership of the Warrants or the Warrant Shares).
(b)    Notwithstanding Section 5.25(a), Morgan Stanley, its Affiliates and its and their respective representatives may discuss the transactions contemplated by Section 5.25(a) with, make a non-binding proposal for such transactions to, or request any amendment, waiver or consent to Section 5.25(a) from, the Board or the Chief Executive Officer of the Company, as long as all such discussions, non-binding proposals and requests (i) are kept strictly confidential by Morgan Stanley, its Affiliates and its and their respective representatives and (ii) would not reasonably be expected to require public disclosure by either party (or any of their respective Affiliates) pursuant to any Law or the rules, regulations or requirements of any national securities exchange or inter-dealer quotation system on which any party’s or its Affiliates’ securities may be listed or quoted.
(c)    Notwithstanding the foregoing, nothing in this Section 5.25 shall be construed to (i) restrict Morgan Stanley or its Affiliates from confidentially communicating with their representatives and Affiliates about such transactions; (ii) prohibit exercise of such Morgan Stanley’s rights pursuant to the Director Designation Agreement, the Warrants or the Warrant Shares or (iii) restrict any of the provisions set forth in Section 8 of the Certificate of Designation.
(d)    As used herein, the term “beneficial ownership” (or any variation thereof) shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act; provided
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that the following will be deemed to be an acquisition of beneficial ownership of securities: (i) establishing or increasing a call equivalent position with respect to such securities within the meaning of Section 16 of the Exchange Act; or (ii) entering into any swap or other arrangement that results in the acquisition of any of the economic consequences of ownership of such securities, whether such transaction is to be settled by delivery of such securities, in cash or otherwise.
(e)    In addition, and for the avoidance of doubt, it is acknowledged and agreed that nothing in this Section 5.25 shall be construed to limit the activities in the normal course of business of Morgan Stanley & Co. LLC and its Affiliates (other than the Morgan Stanley entity that is the signatory to this agreement and its controlled Affiliates), including brokerage, investment advisory, financial advisory, anti-raid advisory, merger advisory, financing, asset management, trading, principal investing, market making, arbitrage, investment activity for and other similar activities conducted in the ordinary course of business, provided that the individuals performing such activities shall not have used any confidential information of the Company in connection therewith.

Signatures appear on the following pages.

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IN WITNESS WHEREOF, the parties have executed this Senior Preferred Stock Purchase Agreement as of the date first written above.
COMPANY:
SELECTQUOTE, INC.
By: /s/ Ryan Clement
Name: Ryan Clement
Title: Chief Financial Officer
Address: 6800 West 115th Street, Suite 2511
Overland Park, Kansas 66211
Email: ryan.clement@selectquote.com

[Signature Page to Senior Preferred Stock Purchase Agreement]

PURCHASER:
NL MONARCH HOLDINGS LLC

By: /s/ Aleksandar Nikolic
Name: Aleksandar Nikolic
Title: Authorized Signatory

Address: 1585 Broadway, 23rd Floor
New York, NY 10036

Email: Aleksandar.Nikolic@morganstanley.com

[Signature Page to Senior Preferred Stock Purchase Agreement]

SCHEDULE A

Purchaser Name	Purchase Price	Closing Fee	Net Purchase Price	Preferred Shares	Tranche A Warrants	Tranche B Warrants	Tranche C Warrants
NL Monarch Holdings LLC	$175,000,000	$5,250,000	$169,750,000	175,000	5,729,629.425	4,297,222.175	3,077,314.925

SCHEDULE A-1

Purchaser Name	Tranche A Warrants	Tranche B Warrants	Tranche C Warrants
NL Monarch Holdings LLC	1,011,111.075	758,333.325	543,055.5750

EXHIBIT A

FORM OF
CERTIFICATE OF DESIGNATION
See attached.

SELECTQUOTE, INC.
CERTIFICATE OF DESIGNATION

OF
SENIOR PERPETUAL PREFERRED STOCK

Pursuant to Section 151 of the
General Corporation Law of the State of Delaware

Pursuant to Section 151 of the General Corporation Law of the State of Delaware, SelectQuote, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), in accordance with the provisions of Section 103 thereof, does hereby submit the following:
WHEREAS, the Sixth Amended and Restated Certificate of Incorporation of the Corporation (as amended, amended and restated or supplemented from time to time, the “Certificate of Incorporation”) authorizes the issuance of 350,000 shares of preferred stock, par value $0.01 per share, of the Corporation (“Preferred Stock”) in one or more series, and expressly authorizes the Board of Directors of the Corporation (the “Board”), subject to limitations prescribed by law, to provide, out of the unissued shares of Preferred Stock, for series of Preferred Stock, and, with respect to each such series, to establish and fix the number of shares to be included in any series of Preferred Stock and the designation, rights, preferences, powers, restrictions, and limitations of the shares of such series;
WHEREAS, it is the desire of the Board to establish and fix the number of shares to be included in a new series of Preferred Stock;
NOW, THEREFORE, BE IT RESOLVED, that as of the date hereof, the Board does hereby provide for the issuance of the Preferred Stock and does hereby in this Certificate of Designation (this “Certificate of Designation”) establish, and fix, and herein state and express the designation, rights, preferences, powers, restrictions, and limitations of such series of Preferred Stock as follows:
Capitalized terms used but not otherwise defined in this Certificate of Designation shall have the meaning assigned to such terms in Section 15.
Section 1.    Designation. Such series of Preferred Stock shall be designated as shares of “Senior Non-Convertible Preferred Stock,” par value $0.01 per share, of the Corporation (the “Senior Perpetual Preferred Stock”), and the number of shares constituting such series shall be 350,000.
Section 2.    Ranking. The Senior Perpetual Preferred Stock ranks senior and in priority of payment to all of the Common Stock and each other existing or future class or series of Capital Stock or Common Stock Equivalents of the Corporation (the “Junior Securities”), including with respect to the payment of dividends and distributions on, purchase, repurchase or any redemption of, any Capital Stock or Common Stock Equivalents of the Corporation and in the liquidation, dissolution or winding up, and upon any distribution of the assets of, the Corporation.
Section 3.    Maturity. The Senior Perpetual Preferred Stock has no stated maturity. Shares of Senior Perpetual Preferred Stock will remain outstanding indefinitely until redeemed in accordance with the terms hereof or otherwise repurchased or acquired by the Corporation.
Section 4.    Preferred Dividends.
(a)    From and after the Issue Date, cumulative dividends (“Preferred Dividends”) on each outstanding share of Senior Perpetual Preferred Stock shall accrue and accumulate on a daily basis and, to the extent not paid in cash on a Dividend Payment Date as provided herein, compound quarterly, in each case, at the Dividend Rate on the then current Accreted Liquidation Preference of each outstanding share of Senior Perpetual Preferred Stock.
(b)    Preferred Dividends shall be payable in cash on each Dividend Payment Date; provided, that Preferred Dividends shall be payable in cash on each Dividend Payment Date only when, as and if declared by the Board out of legally available funds for such purpose. Following the payment in full in cash on a Dividend Payment Date of any unpaid Preferred Dividends that accumulated during the immediately preceding Dividend Period, the Board shall be entitled to declare and pay in cash all or any part of the Accrued Dividends. On each Dividend Payment Date for which the Corporation does not pay in cash in full, whether or not declared, all Preferred Dividends that accumulated on each outstanding share of Senior Perpetual Preferred Stock during such Dividend Period, such unpaid Preferred Dividends shall automatically be compounded in arrears and become part of the Accreted Liquidation Preference of such share of Senior Perpetual Preferred Stock as of the applicable Dividend Payment Date (such unpaid Preferred Dividends, “Accrued Dividends”). Any portion of unpaid Accrued Dividends shall continue to be part of the Accreted Liquidation Preference. Notwithstanding anything to the contrary contained herein but without limiting the generality of Section 4(c), and for the avoidance of doubt, (x) no Preferred Dividends (or, Accrued Dividends, if any) may be declared in securities or otherwise paid “in kind,” other than in accordance with the preceding provisions of this paragraph, and (y) Preferred Dividends will accrue and cumulate as set forth herein regardless of whether such Preferred Dividends have been declared by the Board and whether or not there are any funds legally available for the payment thereof. Preferred Dividends (and Accrued Dividends, if any) on the shares of Senior Perpetual Preferred Stock shall be paid prior and in preference to any dividend on any Junior Securities and shall be fully declared and paid before any dividends are declared and paid, or any other distributions or redemptions are made, on any Junior Securities.
(c)    If the Board elects to declare and pay Preferred Dividends on an applicable Dividend Payment Date in cash, then not fewer than ten (10) days prior to such Dividend Payment Date, the Corporation shall notify the Preferred Holders in writing of such election. If the Preferred Holders are not so notified on ten (10) days prior notice, the Corporation will be deemed to have elected to treat such Preferred Dividends as an Accrued Dividend, to be added to the Accreted Liquidation Preference. After the end of each Dividend Period, at such times as the Corporation is required to deliver any financial statements pursuant to Section 14(a) with respect to the quarterly period that corresponds with such Dividend Period, the Corporation shall provide each Preferred Holder with a written statement (which may be included in such financial statements) setting forth the aggregate amount of Accrued Dividends and the then-current Accreted Liquidation Preference through and including the last day of the applicable Dividend Period with respect to the Senior Perpetual Preferred Stock. Each Preferred Dividend or Accrued Dividend paid in cash shall be paid by wire transfer in immediately available funds to the account(s) designated by each Preferred Holder in writing given to the Corporation at least five (5) days prior to the applicable Dividend Payment Date.
Section 5.    Liquidation.
(a)    Liquidation. Subject to the limitations set forth in the Credit Agreement or any Permitted Refinancing Indebtedness (as defined below) in respect thereof, upon the occurrence of a Liquidation Event, the Corporation shall redeem all shares of Senior Perpetual Preferred Stock on the date of such Liquidation Event. A redemption under this Section 5(a) shall be (i) in preference to and in priority over any distribution or other payment to a holder of any Junior Securities on account of its ownership thereof, and (ii) effected at a price per share of Senior Perpetual Preferred Stock equal to the Liquidation Preference. If, on the date of any such Liquidation Event, the Corporation is not permitted by law, in the written opinion of outside counsel, to redeem all of the outstanding shares of the Senior Perpetual Preferred Stock held by the Preferred Holders, then the Corporation shall redeem such shares to the fullest extent so permitted on a pro rata basis among the Preferred Holders in proportion to the number of the shares of Senior Perpetual Preferred Stock then held by a Preferred Holder as compared to the aggregate number of all issued and outstanding Senior Perpetual Preferred Stock. Any shares of the Senior Perpetual Preferred Stock that are not redeemed pursuant to the immediately preceding sentence shall remain outstanding and entitled to all of the powers, designations, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions of the shares of the Senior Perpetual Preferred Stock set forth herein, including the right to continue to accumulate and receive Preferred Dividends as set forth in Section 4 and, under such circumstances, the redemption requirements provided hereby shall be continuous, so that at any time thereafter when the Corporation is permitted by law to redeem all or any portion of such shares, the Corporation shall immediately redeem the maximum number of such shares that is permitted by law to be redeemed at a price per share equal to the Liquidation Preference on and as of such redemption date, together with payment of any additional accumulated and unpaid Preferred Dividends. Any share of Senior Perpetual Preferred Stock redeemed pursuant to the provisions of this Section 5(a) may not be reissued. Notwithstanding anything else contained herein, no holder of Junior Securities shall receive any cash or other consideration upon a Liquidation Event by reason of its ownership thereof unless the full amount of the Liquidation Preference that the Preferred Holders are entitled to receive upon such Liquidation Event in respect of all outstanding shares of Senior Perpetual Preferred Stock have been paid in full in cash by wire transfer of immediately available funds.
(b)    In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, after the payment in full of the Liquidation Preference required to be paid in respect of each share of Senior Perpetual Preferred Stock, the remaining assets of the Corporation available for distribution to its stockholders shall be distributed among the holders of Junior Securities in accordance with their respective entitlements.
(c)    Insufficient Assets. If upon any Liquidation Event the remaining assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the Preferred Holders the full Liquidation Preference to which they are entitled under Section 5(a), (i) the Preferred Holders shall share pro rata in any distribution of the remaining assets and funds of the Corporation based on the relative aggregate Liquidation Preferences of the shares of Senior Perpetual Preferred Stock held by each such Preferred Holder, and (ii) the Corporation shall not make or agree to make any payments to the holders of Junior Securities by reason of their ownership thereof.
Section 6.    Redemption.

(a)    Corporation Redemption Right. Subject to the limitations set forth in the Credit Agreement or any Permitted Refinancing Indebtedness in respect thereof, from and after December 1, 2025 and until December 31, 2025, the Corporation may, by delivery of a Notice of Redemption pursuant to Section 6(c), elect to redeem a portion of the Senior Perpetual Preferred Stock from each of the Preferred Holders for an amount per share of Senior Perpetual Preferred Stock equal to the product of (i) 1.145 multiplied by (ii) the Original Liquidation Preference (“Early Redemption Price”); provided, that the aggregate number of shares that may be redeemed by the Corporation pursuant to the preceding sentence shall not exceed 50,000 (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares) and, for the avoidance of doubt and greater certainty, the aggregate Early Redemption Price shall not exceed $57,250,000; provided, further, that in the event of any such redemption, the Corporation must redeem each of the Preferred Holders on a pro rata basis (based on the number of shares of such series of Senior Perpetual Preferred Stock bears to the total number of shares of Senior Perpetual Preferred Stock). At any time and from time to time on or after the sixth anniversary of the date hereof, by delivery of a Notice of Redemption pursuant to Section 6(c), the Corporation may, in its sole discretion, elect to redeem all or a portion of the Senior Perpetual Preferred Stock from each of the Preferred Holders for an amount equal to the Redemption Price in respect of each share of Senior Perpetual Preferred Stock to be redeemed, provided that in the event of any such redemption, the Corporation must redeem each of the Preferred Holders on a pro rata basis (based on the number of shares of such series of Senior Perpetual Preferred Stock bears to the total number of shares of Senior Perpetual Preferred Stock).
(b)    Preferred Holders’ Redemption Right. Upon the earlier of (i) the date which is six months following the Latest Maturity Date (as such term is defined in the Credit Agreement as in effect on the Issue Date), but only if all outstanding amounts due by the Corporation pursuant to the Credit Agreement are not repaid, extended or refinanced (including, for the avoidance of doubt, pursuant to a replacement credit agreement) in full prior to such Latest Maturity Date, and (ii) the sixth (6th) anniversary of the Issue Date, each Preferred Holder (a “Putting Holder”) shall be entitled, at any time and from time to time, to require the Corporation to pay an amount in cash, to the Putting Holder, equal to the Redemption Price attributable to such Preferred Holder’s shares of Senior Perpetual Preferred Stock that it is requiring the Corporation to redeem (the “Put Right”); provided, that if the Putting Holder elects to exercise the Put Right, the Putting Holder shall provide not less than ten (10) Business Days’ written notice of such election and the required date of redemption to the Corporation (a “Put Execution Date”), who shall thereafter provide notice thereof to each of the other Preferred Holders. If, on the applicable redemption date related to the exercise of such Put Right, the Corporation is not permitted by law or the Credit Agreement or any Permitted Refinancing Indebtedness in respect thereof, on the advice of counsel (which may be in-house counsel), to redeem all of the outstanding shares of the Senior Perpetual Preferred Stock subject to such exercise, then the Corporation shall redeem such shares to the fullest extent so permitted on a pro rata basis among the applicable Preferred Holders in proportion to the number of the shares of Senior Perpetual Preferred Stock then held by a Preferred Holder and subject to exercise of the Put Right as compared to the aggregate number of all Senior Perpetual Preferred Stock then subject to an exercise of the Put Right; provided, that each Preferred Holder acknowledges and agrees that no payment shall be made to a Putting Holder in respect of such Putting Holder’s exercise of its Put Right (including such Putting Holder’s exercise of remedies in respect thereof) unless such payment is otherwise permitted by the Credit Agreement or any Permitted Refinancing Indebtedness in respect thereof. Any shares of the Senior Perpetual Preferred Stock that are not redeemed pursuant to the immediately preceding sentence shall remain outstanding and entitled to all of the powers, designations, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions of the shares of the Senior Perpetual Preferred Stock set forth herein, including the right to continue to accumulate and receive Preferred Dividends as set forth in Section 4 and, under such circumstances, the redemption requirements provided hereby shall be continuous, so that at any time thereafter when the Corporation is permitted by law to redeem all or any portion of such shares, the Corporation shall immediately redeem the maximum number of such shares that is permitted by law or the Credit Agreement or any Permitted Refinancing Indebtedness in respect thereof to be redeemed at a price per share equal to the Redemption Price on and as of such redemption date, together with payment of any additional accumulated and unpaid Preferred Dividends.
(c)    Procedures for Corporation Redemption Right.
(i)    Notice of Redemption. For purposes of Section 6(a), the Corporation shall deliver electronically or by first class mail a notice of redemption not more than sixty (60) days and not less than ten (10) days before the date of such redemption (the “Notice of Redemption”) to each Preferred Holder. The Notice of Redemption shall identify the number of shares of the Senior Perpetual Preferred Stock to be redeemed and shall state: (A) the date of such redemption; and (B) the calculation of the Liquidation Preference or other applicable redemption price of the shares of Senior Perpetual Preferred Stock to be redeemed. If less than all of the Senior Perpetual Preferred Stock is redeemed and such shares of Senior Perpetual Preferred Stock are certificated, after the date of such redemption, a new certificate for all remaining unredeemed shares of the Senior Perpetual Preferred Stock will be issued in the name of the applicable Preferred Holder.
(ii)    Effect of Notice of Redemption. Once Notice of Redemption is delivered to the applicable Preferred Holders in accordance with this Section 6(c), the Early Redemption Price or Redemption Price, as applicable, of the shares of the Senior Perpetual Preferred Stock called for redemption shall become irrevocably due and payable on the date of such redemption.
(iii)    Deposit of Redemption Price.
(A)    Prior to 5:00 p.m., New York City time, on the date of redemption as identified in the Notice of Redemption, the Corporation shall deposit with each Preferred Holder cash in an amount equal to the Early Redemption Price or the Redemption Price, as applicable, of the applicable shares of the Senior Perpetual Preferred Stock to be redeemed on that redemption date.
(B)    If the Corporation complies with the provisions of the preceding clause (A), on and after the redemption date, Preferred Dividends shall cease to accumulate on the shares of the Senior Perpetual Preferred Stock or the portions of shares of the Senior Perpetual Preferred Stock called for redemption.
(C)    If any shares of the Senior Perpetual Preferred Stock called for redemption shall not be so paid upon surrender for redemption because of the failure of the Corporation to comply with clause (A) above, without prejudice to any other rights that a Preferred Holder may have at law or in equity, Preferred Dividends shall be paid on the unpaid Early Redemption Price or Redemption Price, as applicable, from the date of such redemption until such Early Redemption Price or Redemption Price, as applicable, is paid, and to the extent lawful on any Preferred Dividends accumulated to the redemption date not paid on such unpaid Early Redemption Price or Redemption Price, as applicable, in each case at the Dividend Rate.
(d)    Cancellation of Shares. In the event that the Early Redemption Price or Redemption Price, as applicable, has been paid on a share of Senior Perpetual Preferred Stock, then such share of Senior Perpetual Preferred Stock shall be cancelled and retired and no such Senior Perpetual Preferred Stock may be reissued.
Section 7.    Springing Liquidity Process Rights.
(a)    Liquidity Transaction. In the event that, as of any applicable Put Execution Date, the Corporation has not redeemed all Senior Perpetual Preferred Stock for which the applicable Lead Investors have exercised their Put Right (the “Putting Lead Investors”) and for which the restrictions under applicable law contemplated by the second sentence of Section 6(b) do not apply (an “Event of Non-Compliance”), and such Event of Non-Compliance has continued uncured for thirty (30) days (provided that if the Board has a reasonable and good faith basis to expect that the Corporation shall be able to enter into a Liquidity Transaction (as defined below) on or before sixty (60) days after the end of such thirty (30) day period, then such thirty (30) day period shall be increased by an additional sixty (60) days), then, in addition to any other remedies available at law or in equity or set forth in this Certificate of Designation (including Section 11) and without limiting the obligations of the Corporation to comply with its obligations hereunder with respect to such Put Right, following such Put Execution Date until the Corporation has redeemed all Senior Perpetual Preferred Stock with respect to which such Putting Lead Investors have exercised the Put Right (the “Liquidity Period”), the Putting Lead Investors will have the right to cause the Corporation to diligently and in good faith pursue one or more of the following (it being the Corporation’s option or, following the start of the Springing Rights Control Period, the option of the Putting Lead Investors, which one or more to pursue): (i) an issuance of securities of the Corporation (which may be debt, common stock, preferred stock or other equity securities); (ii) a transaction or series of transactions that would constitute a Liquidation Event; (iii) a leveraged recapitalization or other financing transaction; or (iv) any other transaction or series of transactions, in each case, resulting in sufficient proceeds available for distribution to the Putting Lead Investors to redeem all such Senior Perpetual Preferred Stock (a “Liquidity Transaction”).
(b)    Required Actions. During the Liquidity Period, the Corporation shall (i) cause the management of the Corporation to take, or cause to be taken, all actions and to do, or cause to be done, all things reasonably necessary or desirable to effect a Liquidity Transaction, (ii) engage an independent financial advisor (the “Financial Advisor”) selected by the Corporation and approved by the Putting Lead Investors (such approval not to be unreasonably withheld) to facilitate a Liquidity Transaction, (iii) keep the Putting Lead Investors reasonably informed of the status, details and terms of any proposed Liquidity Transaction, (iii) upon request of the Putting Lead Investors, provide the Putting Lead Investors with copies of any documents prepared or received in connection with any proposed Liquidity Transaction and (iv) not enter into any Liquidity Transaction without the affirmative consent of the Putting Lead Investors, unless such Liquidation Transaction is accompanied by the concurrent redemption of all outstanding Senior Perpetual Preferred Stock.
(c)     Process. During the Liquidity Period, the Corporation shall direct the Financial Advisor to establish procedures to effect a Liquidity Transaction in an orderly manner with the objective of (x) achieving the highest available value for the Corporation within a reasonable period of time and (y) redeeming all such Senior Perpetual Preferred Stock. The Corporation shall cause the Liquidity Transaction to be pursued in accordance with such procedures and under the direction of the Corporation in consultation with the Putting Lead Investors, and the Corporation and the Board will reasonably cooperate with the Putting Lead Investors and the Financial Advisor, and will use reasonable best efforts to effect the Liquidity Transaction, including by (in each case as appropriate in light of the circumstances): (i) preparing a data room containing customary diligence materials and a confidential information memorandum, (ii) preparing and attending management presentations, (iii) responding to due diligence inquiries, (iv) providing potential acquirors, investors, underwriters and their respective Representatives with access to the Corporation’s books and records and personnel (subject to executing customary non-disclosure agreements), (v) requesting receipt of indications of interest from potential acquirors or investors, (vi) reviewing and considering in good faith any offers received from potential acquirors or investors, and (vii) negotiating reasonably, and in good faith, the terms of any potential Liquidity Transaction. The Corporation will instruct its legal counsel to prepare all necessary documentation in connection with the Liquidity Transaction.
(d)    Controlled Process. In the event a Liquidity Transaction has not been completed within one hundred and eighty (180) days following the applicable Put Execution Date, then the Putting Lead Investors shall also have the right, exercisable by giving written notice to the Corporation at any time during the Springing Control Rights Period, to take control of and direct the process with respect to a Liquidity Transaction and to cause the Corporation to consummate any Liquidity Transaction (which may be a different Liquidity Transaction than that originally pursued by the Corporation, at the option of the Putting Lead Investors) in an orderly manner with the objective of achieving the redemption of all such Senior Perpetual Preferred Stock (such process, a “Controlled Process”) until all such Senior Perpetual Preferred Stock has been redeemed (the period starting on the date that is one hundred eighty (180) days following the commencement of the Liquidity Period and ending upon the redemption of all such Senior Perpetual Preferred Stock, the “Springing Control Rights Period”); provided, that the Putting Lead Investors shall keep the Corporation reasonably informed of, and consult in good faith with the Corporation with respect to, the status, details and terms of any proposed Liquidity Transaction and provide the Corporation with copies of any documents prepared or received in connection with any proposed Liquidity Transaction and promptly notify the Corporation in writing of any material developments. In addition to any action required pursuant to Section 7(c), the Corporation shall, and shall cause the management of the Corporation and its controlled Affiliates to, reasonably cooperate with the Putting Lead Investors and the Financial Advisor and use its reasonable best efforts to take, or cause to be taken, all actions and do, or cause to be done, all things reasonably necessary or desirable to effect a Liquidity Transaction in connection with the Controlled Process.
(e)    Further Assurances. During the Liquidity Period, the Corporation shall use reasonable best efforts to take or cause to be taken, all actions and do, or cause to be done, all things reasonably necessary or reasonably desirable in order to expeditiously consummate such Liquidity Transaction pursuant to this Section 7 and any related transactions, including executing, acknowledging and delivering agreements (including any equity purchase agreement or similar agreement or any customary voting agreement to support and not object to such Liquidity Transaction), consents, assignments, waivers and other documents or instruments; furnishing information and copies of documents; filing applications, reports, returns, filings and other documents or instruments with governmental authorities; exercising any drag along rights, proxies, and otherwise reasonably cooperating with the Putting Lead Investors and any Financial Advisor or legal counsel engaged in connection with a Liquidity Transaction.
(f)    Expenses. (i) All costs and expenses incurred by the Corporation in connection with any proposed Liquidity Transaction pursuant to this Section 7 (whether or not such Liquidity Transaction is consummated), including all attorneys’ fees and expenses, all accounting fees and charges and all brokerage or investment banking fees, charges or commissions, shall be paid by the Corporation and (ii) all reasonable and documented out-of-pocket costs and expenses incurred by the Corporation and the Putting Lead Investors in connection with any Controlled Process (whether or not a Liquidity Transaction is consummated pursuant thereto), including all reasonable and documented attorneys’ fees and expenses of a single counsel on behalf of all of the Putting Lead Investors, all accounting fees and charges and all brokerage or investment banking fees, charges or commissions of a single investment bank on behalf of the Corporation and all of the Putting Lead Investors (which investment bank shall be selected by the Corporation), shall be paid by the Corporation.
(g)    Notwithstanding anything to the contrary herein, this Section 7 shall be subject to the Credit Agreement or any Permitted Refinancing Indebtedness in respect thereof (provided that if a Liquidity Transaction can be effected in compliance with, or in an amount that would create sufficient proceeds to repay and, for the avoidance of doubt, repay, such indebtedness, this Section 7 shall continue to apply to such extent), any applicable laws (including common law), and any applicable rules and regulations of the stock exchange on which the Corporation’s stock is then traded.
Section 8.    Voting Rights. The Preferred Holders shall not be entitled to vote on any matter, other than those matters specified in this Certificate of Designation and as may be required pursuant to applicable law, including the DGCL.
Section 9.    Protective Provisions. For so long as any shares of Senior Perpetual Preferred Stock remain outstanding, the Corporation shall be required to obtain the consent in writing of (x) if the Lead Investors together with their Affiliates (including, for the avoidance of doubt, in the case of Morgan Stanley, NL Monarch Holdings LLC and, in the case of Bain, NL Monarch Holdings II LLC) and Related Funds hold, collectively, at least twenty-five percent (25%) of the then-outstanding shares of Senior Perpetual Preferred Stock, then the Lead Investors, or (y) if the Lead Investors together with their Affiliates (including, for the avoidance of doubt, in the case of Morgan Stanley, NL Monarch Holdings LLC and, in the case of Bain, NL Monarch Holdings II LLC) and Related Funds hold, collectively, less than twenty-five (25%) of the then-outstanding shares of Senior Perpetual Preferred Stock, then a majority of the shares of Senior Perpetual Preferred Stock then-outstanding held by the holders (if any) of more than ten percent (10%) of the then-outstanding shares of Senior Perpetual Preferred Stock ((x) or (y), as applicable, the “Requisite Holders”), prior to the Corporation or any Subsidiary doing (or agreeing or committing to do) any of the following either directly or indirectly, or by amendment, merger, consolidation or otherwise (any such action or transaction without such consent being null and void ab initio and of no force and effect):
(a)    Constituent Documents. Amend, alter, modify or repeal the Certificate of Incorporation, this Certificate of Designation or any provision thereof, including the amendment of the Certificate of Incorporation by the adoption or amendment of any certificate of designation or similar document, in a manner that would adversely affect the rights, privileges, powers, preferences or ranking of the Senior Perpetual Preferred Stock;
(b)    New Capital Stock. Authorize the creation of, issue or obligate itself to issue, any additional class or series of Capital Stock of the Corporation (or any Common Stock Equivalents or any security convertible into or exercisable for any class or series of Capital Stock of the Corporation) that ranks senior to or on parity with the Senior Perpetual Preferred Stock with respect to dividends, liquidations or redemptions;
(c)    Additional Preferred Equity. Increase the number of authorized shares of the Senior Perpetual Preferred Stock;
(d)    Dividends; Redemptions. Purchase or redeem or declare or pay any dividend or distribution on or in respect of the Capital Stock (other than the Senior Perpetual Preferred Stock in accordance with this Certificate of Designation) or Common Stock Equivalents of the Corporation to any

holder of such Capital Stock or Common Stock Equivalents in their capacity as such, other than a dividend or distribution payable in shares of Capital Stock, or in respect of any Common Stock Equivalents, unless there are no accrued but unpaid Preferred Dividends (or, if applicable, Accrued Dividends) on the Senior Perpetual Preferred Stock then outstanding other than the redemption or repurchase of Capital Stock or Common Stock Equivalents from employees, directors, officers or consultants of the Corporation or its Subsidiaries in connection with the cessation of their employment with or services to the Corporation or its Subsidiaries, which redemption or repurchase shall not exceed the fair market value of such Capital Stock or Common Stock Equivalents;
(e)    Liquidation. Voluntarily liquidate, dissolve or wind-up the affairs of the Corporation, unless provision is made in connection with such liquidation, dissolution or winding up to redeem each share of Senior Perpetual Preferred Stock for the then applicable Liquidation Preference;
(f)    Indebtedness. Issue, incur or guarantee, or permit any of its Subsidiaries (other than advances pursuant to the LOCSA by SelectQuote MSO, LLC, a Delaware limited liability company, to the affiliated medical practice of the Corporation and its Subsidiaries, or any replacement facility in respect thereof) to issue, incur or guarantee, any indebtedness for borrowed money on or after the Issue Date, except for (i) purchase money indebtedness incurred to finance equipment purchases in the ordinary course of business, (ii) any borrowings under the Credit Agreement or any replacement credit agreement thereof (including, for the avoidance of doubt, borrowings under any revolving credit facility that replaces, or extends the termination date of, the Revolving Credit Facility (as defined in the Credit Agreement) in amounts available thereunder as of the date hereof, in each case, so long as any such replacement, amendment or extension satisfies the Refinancing Conditions, (iii) any borrowings under the ABS Documents, (iv) any intercompany Indebtedness among the Corporation and its wholly-owned Subsidiaries, (v) any warehouse lending facility to support any borrowings under the ABS Documents, (vi) so long as of the last day of the immediately preceding fiscal quarter, the Leverage Ratio (including, for the purposes of this calculation, all indebtedness under the ABS Documents or any other third-party financing, including any securitization) is less than or equal to 2x, indebtedness in an aggregate principal amount up to $25 million (for the avoidance of doubt, this clause (vi) only permits the Corporation to incur indebtedness in an aggregate principal amount up to $25 million without the consent of the Requisite Holders from and after the Issue Date (assuming the other conditions set forth in this clause (vi) are satisfied)), and (vii) any refinancing of the Credit Agreement, the ABS Documents or any other third-party financing of the Corporation and its Subsidiaries, including any securitization, which refinancing (A) satisfies the Refinancing Conditions and is on terms not materially less favorable to the Corporation, taken as whole, than any of the Credit Agreement, the ABS Documents or any other third-party financing of the Corporation and its Subsidiaries; provided, that any such indebtedness with terms less favorable to the Corporation than those set forth in Section 1.7 (Optional Prepayments) (other than customary call protection on market terms, which shall be deemed not to be materially less favorable to the Corporation, taken as a whole) or Section 5.7 of the Credit Agreement (Restricted Payments) shall be deemed to have terms that are materially less favorable to the Corporation, taken as a whole, or (B) is otherwise reasonably acceptable to the Requisite Holders; provided, in each case the primary use of the proceeds of such indebtedness is to (x) repay amounts owing under the Credit Agreement, the ABS Documents or any other then-existing Indebtedness, or (y) redeem the Senior Perpetual Preferred Stock as set forth in this Certificate of Designation, together with, in each case, customary fees, expenses and discounts related to such financing (any such indebtedness “Permitted Refinancing Indebtedness”); provided, further, that the Corporation shall consult with the Requisite Holders in good faith and shall keep the Requisite Holders reasonably informed of its efforts in respect of any refinancing of the Credit Agreement, the ABS Documents or any prior refinancing thereof; provided, further, that any refinancing, amendment, modification, replacement or extension of any indebtedness existing as of the date hereof, or any new indebtedness incurred after the date hereof, in each case, as permitted by this Section 9(f), shall in all cases satisfy the Refinancing Conditions;
(g)    Transactions with Affiliates. Enter into any contract, transaction or arrangement with any of its officers, directors or Affiliates, or amend the terms of any existing contract, transaction or arrangement with any of its Affiliates involving aggregate payments or consideration in excess of $120,000 for any individual transaction or series of related transactions, except:
(i)    the payment of reasonable fees and reimbursement of out-of-pocket expenses to directors of the Corporation or any of its Subsidiaries;
(ii)    compensation and employee benefit arrangements paid to, indemnities provided for the benefit of, and employment and severance arrangements entered into with directors, officers, managers, consultants or employees of the Corporation and approved by the Board;
(iii)    the issuance of Capital Stock not otherwise prohibited by this Certificate of Designation; and
(iv)    any refinancing or third-party financing permitted by Section 9(f).
(h)    Disposition of Assets: Sell or dispose of, in any transaction or series of related transactions, any assets (including the sale or disposition of any stock of any Subsidiary), other than in the ordinary course of business, except for (i) the equity of and/or assets related to SelectQuote Auto & Home Insurance Services, LLC and its Subsidiaries, or (ii) any assets related to the term life or final expense lines of business of the Corporation and its Subsidiaries;
(i)    Acquisitions; Joint Ventures. Acquire or agree to acquire any stock or significant assets of any third party, or enter into or agree to enter into any joint venture with any third party in excess of $15,000,000;
(j)    Actions in Contravention of Credit Agreement. Take any action that causes any event or condition to occur that constitutes an “Event of Default” (as defined in the Credit Agreement) to occur and such “Event of Default” results in the Indebtedness outstanding pursuant to the Credit Agreement becoming due and payable prior to its stated maturity (with all applicable grace periods having expired);
(k)    Anti-Layering. Create or hold Capital Stock in any Subsidiary that is not a wholly-owned Subsidiary;
(l)    Amendments to Credit Agreement. Unless a default under the Credit Agreement has occurred or is reasonably likely to occur and the relevant transaction, amendment or waiver which would cure or avoid such default has received prior approval from the Board in good faith, amend or waive any provision of the Credit Agreement in a manner that would not satisfy the Refinancing Conditions; provided that the consent of the Requisite Holders shall in all cases be required for any amendment or waiver to any provision of the Credit Agreement in a manner that would further modify the Corporation’s ability to redeem any shares of Senior Perpetual Preferred Stock;
(m)    Subsidiaries. Permit any Subsidiary to take any action that, if taken by the Corporation, would require the consent of the Requisite Holders pursuant to this Section 9.

Section 10.    Change of Control Consent Right. For so long as any shares of Senior Perpetual Preferred Stock remain outstanding, the Corporation shall be required to obtain the consent in writing of the Lead Investors prior to the Corporation or any Subsidiary effecting a Change of Control prior to February 28, 2031.
Section 11.    Remedies for Breach. In addition to any remedies available to the Preferred Holders at law or in equity, for so long as any shares of Senior Perpetual Preferred Stock remain outstanding, upon the occurrence and during the continuation of any Preferred Default, the Dividend Rate shall automatically increase, one (1) time, by 2.00% per annum until such Preferred Default is cured (to the extent such Preferred Default is capable of cure) or waived by the Requisite Holders. For the avoidance of doubt, upon such time that the Preferred Default is cured, the Dividend Rate shall automatically decrease by 2.00% per annum. From and after the start of any Liquidity Period pursuant to Section 7 above, in addition to the increase to the Dividend Rate contemplated by the immediately preceding sentence, the Dividend Rate with respect to any Senior Perpetual Preferred Stock for which the Putting Lead Investors have exercised their Put Right shall be increased by an additional 1.00% per annum as of the start of such Liquidity Period and will be further increased by an additional 1.00% per annum as of the start of each three-month anniversary of the start of such Liquidity Period; provided, that the Dividend Rate shall not be increased pursuant to this Section 11 to an amount greater than 20.00% per annum.
Section 12.    Written Consent. Any action as to which a class vote of the Preferred Holders is required pursuant to the DGCL may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by Preferred Holders having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares of Senior Perpetual Preferred Stock entitled to vote thereon were present and voted and shall be delivered to the Corporation.
Section 13.    Transfer Restrictions. The shares of Senior Perpetual Preferred Stock owned by any Preferred Holder shall be freely transferable, subject to compliance with applicable securities laws. Notwithstanding anything to the contrary herein, the shares of Senior Perpetual Preferred Stock shall not be transferrable or be transferred without the prior written consent of the Corporation to (a) any Person agreed in writing between the Corporation and the Requisite Holders hereof and any additional Person requested by the Corporation in writing that the Requisite Holders do not object to as not reasonably considered a meaningful competitor of the Corporation within ten (10) days of such request, (b) to any Person that the Preferred Holder knows beneficially owns more than five percent (5%) of the Corporation’s capital stock on a fully diluted basis, or (c) any Person that holds itself out as an “activist” investor or is otherwise identified as an activist investor on the most-recently available “SharkWatch 50” list or, in the event that the “SharkWatch 50” list is no longer published, on a substantially similar reputable published list of the most prominent activist investors regularly relied on or cited to by industry associations, public authorities or proxy advisors in the context of activism activities, or any controlled Affiliate of such Persons, in each case of (a), (b) and (c), other than to a Preferred Holder (including, for the avoidance of doubt, any Lead Investor). Any purported transfer which is not in accordance with this Certificate of Incorporation shall be null and void ab initio and of no force and effect.
Section 14.    Information Rights. For so long any shares of Senior Perpetual Preferred Stock remains outstanding, the Corporation shall provide to each holder of Senior Perpetual Preferred Stock:
(a)    as soon as available and in any event within 45 days after the end of each fiscal quarter, a consolidated balance sheet of the Corporation and its Subsidiaries as at the end of such fiscal quarter, and the related consolidated statements of income or operations, cash flows and stockholders’ equity for such fiscal quarter and for the portion of the Corporation’s fiscal year then ended, setting forth in each case in comparative form the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, prepared in accordance with GAAP, subject to normal year-end audit adjustments and the absence of footnotes;
(b)    as soon as available and in any event within one hundred twenty (120) days for each fiscal year, the audited consolidated and consolidating balance sheet of the Corporation and its Subsidiaries as of the end of such fiscal year and related statements of income, cash flows and stockholders’ equity for such fiscal year (except that consolidating statements shall not be required to include statements of cash flows or stockholders’ equity), in comparative form with such financial statements as of the end of, and for, the preceding fiscal year, and notes thereto, which consolidated statements shall be accompanied by an opinion of Deloitte Touche Tohmatsu, Ernst & Young, KPMG International or PriceWaterhouseCoopers or other independent public accountants of recognized national standing, stating that such financial statements fairly present, in all material respects, the consolidated financial condition, results of operations and cash flows of the Corporation and its Subsidiaries as of the dates and for the periods specified in accordance with GAAP;
(c)    on or before the end of the third (3rd) month of each fiscal year, a quarterly (or, in the sole discretion of the Corporation, monthly) consolidated budget for the Corporation and its Subsidiaries for such fiscal year, including a projected consolidated balance sheet as of the end of such fiscal year, the related consolidated statements of projected cash flows and projected income, and a description of the material underlying assumptions applicable thereto;
(d)    (i) within three (3) Business Days of delivery to the Administrative Agent (as defined in the Credit Agreement), copies of all material notices delivered to such Administrative Agent pursuant to the terms of the Credit Agreement and a copy of all material amendments to and/or waivers of the Credit Agreement, and (ii) within three (3) Business Days following delivery or receipt by the Corporation or its subsidiaries, copies of all material notices delivered or received and a copy of all material amendments to and/or waivers of, the ABS Documents;
(e)    upon the written request of the Preferred Holders holding the majority of the issued and outstanding Senior Perpetual Preferred Stock or the Lead Investors, the Corporation shall make one or more appropriate, senior members of the Corporation’s management team available for a conference call with the Preferred Holders to report on the Corporation’s financial results, provided, that the Preferred Holders and the Lead Investors, collectively, may request such a conference call no more than one (1) times in any fiscal quarter.
The obligations of the Corporation pursuant to clauses (a) and (b) of this Section 14 may be satisfied by the timely filing by the corporation of annual and quarterly reports with the Securities and Exchange Commission containing the relevant information.
Section 15.    Additional Definitions. For purposes of this Certificate of Designation, the following terms shall have the following meanings:
(a)    “ABS Documents” means (i) that certain Note Purchase Agreement, dated as of the October 15, 2024, with each person party thereto as a “Purchaser” (collectively, the “ABS Purchasers”) pursuant to which the ABS Purchasers have purchased the SQ ABS Issuer, LLC, an aggregate principal amount of $60,000,000 Class A Asset-Backed Notes and an aggregate principal amount of $40,000,000 Class B Asset-Backed Notes (collectively, the “ABS Notes”) and (ii) certain Indenture, dated as of October 15, 2024 (the “ABS Indenture”), with UMB Bank, National Association, as Indenture Trustee, as Paying Agent, as Securities Intermediary and as Note Registrar.
(b)    “Accreted Liquidation Preference” means, as of any date of determination for a share of Senior Perpetual Preferred Stock, the sum of (i) the Original Liquidation Preference, plus (ii) the aggregate amount of unpaid Accrued Dividends with respect to such share of Senior Perpetual Preferred Stock as of such date of determination, if any.
(c)    “Accrued Dividend” has the meaning set forth in Section 4(b).
(d)    “Adjusted EBITDA” has the meaning ascribed to the term “Consolidated EBITDA” in that certain Eleventh Amendment to Credit Agreement dated as of October 15, 2024, by and among the Corporation, the Credit Parties Party thereto, the Lenders Party thereto, Wilmington Trust, National Association, and Ares Capital Corporation.
(e)    “Affiliate” means, of any specified Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person; provided, that, with respect to any Preferred Holder, the term “Affiliate” shall not include any portfolio companies of such Person that is a professional investor. For purposes of this definition, “control,” as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise. For purposes of this definition, the terms “controlling,” “controlled by” and “under common control with” have correlative meanings.
(f)    “Bain” means BCIS Monarch Investor, L.P. or any other entity through which BCIS Monarch Investor, L.P. indirectly holds Senior Perpetual Preferred Stock.
(g)    “Board” has the meaning set forth in the recitals hereto.
(h)    “Business Day” means any day other than a Saturday, a Sunday or any day on which banks in New York, New York are authorized or required by applicable law to be closed for business.
(i)    “Capital Stock” means (i) in the case of a corporation, corporate stock, and (ii) in the case of a partnership or limited liability company, partnership interests (whether general or limited) or membership interests, and including any debt securities convertible into or warrants, options or rights to acquire Capital Stock, whether or not such debt securities, warrants, options or rights include any right of participation with Capital Stock.
(j)    “Certificate of Designation” means this certificate of designation for the Senior Perpetual Preferred Stock, as such shall be amended, amended and restated or otherwise modified from time to time.
(k)    “Certificate of Incorporation” has the meaning set forth in the recitals hereto.
(l)    “Change of Control” means (i) any sale, lease, or transfer or related series of sales, leases or transfers of all or substantially all of the assets of the Corporation and its Subsidiaries or (ii) any merger, consolidation, recapitalization, or reorganization of the Corporation or any of its Subsidiaries with or into another Person other than a wholly-owned Subsidiary, unless the holders of a majority of the Voting Stock prior to such transaction continue to hold, directly or indirectly, a majority of the voting power of the Corporation or surviving corporation in such transaction.
(m)    “Code” means the U.S. Internal Revenue Code of 1986, and the U.S. Treasury Department Regulations promulgated thereunder, each as amended from time to time.
(n)    “Common Stock” means the shares of common stock, par value $0.01 per share, of the Corporation.
(o)    “Common Stock Equivalents” means any securities of the Corporation which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.
(p)    “Controlled Process” has the meaning set forth in Section 7(d).
(q)    “Corporation” has the meaning set forth in the recitals hereto.
(r)    “Credit Agreement” means that certain Credit Agreement dated as of November 5, 2019 by and among (i) SelectQuote, Inc., a Delaware corporation, as borrower, (ii) certain subsidiaries of SelectQuote, Inc. from time to time party thereto, (iii) each lender from time to time party thereto and (iv) Ares Capital Corporation as administrative agent for the lenders (as amended, restated, amended and restated, supplemented or otherwise modified from time to time).
(s)    “Deemed Dividend” has the meaning set forth in Section 17(f)(ii).
(t)    “DGCL” means the Delaware General Corporations Law as may be amended from time to time.
(u)    “Dividend Payment Date” shall mean each January 1, April 1, July 1 and October 1; provided, that if a Dividend Payment Date is not a Business Day, such Dividend Payment Date shall be deemed to be immediately following Business Day, provided, further that the first Dividend Payment Date shall be July 1, 2025.
(v)    “Dividend Period” means each (i) January 1 through and including March 31; (ii) April 1 through and including June 30; (iii) July 1 through and including September 30; and (iv) October 1 through and including December 31; provided, that the first Dividend Period will be from the Issue Date through and including the first Dividend Payment Date.
(w)    “Dividend Rate” means 14.5% per annum (calculated on the basis of actual days elapsed over a year of three hundred sixty (360)-days consisting of twelve (12) thirty (30) day months), subject to increase as set forth in Section 11, provided, that so long as any Preferred Dividend is paid in cash, the Dividend Rate shall decrease to 13.5% per annum as of the first day of the first fiscal quarter with respect to which (i) the Corporation has, as of the last day of the immediately preceding fiscal quarter, Liquidity of no less than $50,000,000, and (ii) as of the last day of the immediately preceding fiscal quarter, either (x) (1) the aggregate amount outstanding pursuant to the Credit Agreement (or a replacement credit agreement, as applicable) is less than or equal to $200,000,000, and (2) the Interest Coverage Ratio is greater than or equal to 2.0x, or (y) the Leverage Ratio is less than or equal to 2.0x, and such decreased Dividend Rate shall also be subject to increase as set forth in Section 11.

(x)    “Dollar” and “$” mean lawful money of the U.S.
(y)    “Early Redemption Price” has the meaning set forth in Section 6(a).
(z)    “Event of Non-Compliance” has the meaning set forth in Section 7(a).
(aa)    “Financial Advisor” has the meaning set forth in Section 7(b).
(bb)    “GAAP” means generally accepted accounting principles as applied in the U.S., consistently applied for the periods covered thereby.
(cc)    “Indebtedness” shall have the meaning set forth in the Credit Agreement.
(dd)    “Interest Coverage Ratio” means the ratio obtained by dividing (i) the Corporation’s Adjusted EBITDA for the trailing twelve (12) months, by (ii) the Corporation’s consolidated total interest expense as determined in accordance with GAAP for such period. The Interest Coverage Ratio shall be tested on a quarterly basis.
(ee)    “Issue Date” means February 28, 2025.
(ff)    “Junior Securities” has the meaning set forth in Section 2.
(gg)    “Lead Investors” means Morgan Stanley and Bain.
(hh)    “Leverage Ratio” means the ratio obtained by dividing (i) the Corporation’s Senior Secured Debt as of the last day of the Corporation’s most recently completed fiscal quarter for which financial statements of the Corporation are available by (ii) Adjusted EBITDA for the trailing twelve (12) months, which shall be adjusted pro forma to account for any acquisition made by the Corporation as permitted by this Certificate of Designation. The Leverage Ratio shall be tested on a quarterly basis.
(ii)    “Liquidation Event” means (i) a liquidation, dissolution or winding up of the affairs of the Corporation, or (ii) a Preferred Default.
(jj)    “Liquidation Preference” means the sum of (i) the Accreted Liquidation Preference and (ii) all accrued and unpaid Preferred Dividends, if any, on such share of Senior Perpetual Preferred Stock which have accrued since the most recent Dividend Payment Date to, but not including, the time of such Liquidation Event.
(kk)    “Liquidity” means, as of any time of determination, the sum of, without duplication, (i) Availability (as defined in the Credit Agreement) and/or any committed and available amount under any additional or replacement debt facility as of such time of determination and (ii) unrestricted cash and cash equivalents that would be included in the consolidated balance sheet of the Corporation and its Subsidiaries as of such time in accordance with GAAP.
(ll)    “Liquidity Period” has the meaning set forth in Section 7(a).
(mm)    “Liquidity Transaction” has the meaning set forth in Section 7(a).

(nn)    “LOCSA” means the Line of Credit and Security Agreement, effective as of September 1, 2024, by and between SelectSync Medical, P.A., a Kansas professional corporation, and SelectQuote MSO, LLC, a Delaware limited liability company.
(oo)    “Morgan Stanley” means MS Capital Partners Adviser Inc.
(pp)    “Notice of Redemption” has the meaning set forth in Section 6(c).
(qq)    “Original Liquidation Preference” means with respect to each outstanding share of Senior Perpetual Preferred Stock, $1,000.
(rr)    “Permitted Refinancing Indebtedness” has the meaning set forth in Section 9(f).
(ss)    “Person” means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, limited liability company, governmental authority or any other entity.
(tt)    “Preferred Default” means (i) the failure of the Corporation to fully and timely perform any of its payment obligations with respect to the Senior Perpetual Preferred Stock as set forth in this Certificate of Designation, including, but not limited to, any failure by the Corporation on the applicable redemption date to consummate the Put Right due to any prohibition under applicable law or limitations set forth in the Credit Agreement, (ii) any act of the Corporation or its Subsidiaries that was taken in violation of Section 9 or Section 10 of this Certificate of Designation, without regard to the invalidity of such act or purported act pursuant to Section 9 or Section 10 of this Certificate of Designation, (iii) any failure to deliver the Warrant Shares (as defined in a Warrant) in accordance with the terms of a Warrant or the failure by the Corporation to fully and timely issue the applicable number of Warrants (if any) pursuant to the Purchase Agreements, (iv) any failure to nominate a Preferred Director (as defined in that Board Designation Agreements dated as of February 10, 2025 by and between the Corporation and MS Capital Partners Adviser Inc.), (v) any failure to nominate a Preferred Director (as defined in that Board Designation Agreement, dated as of February 10, 2025 by and between the Corporation and BCIS Monarch Investor, L.P.), in each case of clauses (ii) through (v) that is not cured within thirty (30) days following the Lead Investors’ delivery of a written notice to the Corporation setting forth such violation, or (vi) the occurrence of an “Event of Default” (or any comparable term) under and as defined in the Credit Agreement or any other agreement evidencing material Indebtedness entered into by the Corporation (after giving effect to any applicable cure periods) that results in such Indebtedness being accelerated and becoming due and payable prior to its stated maturity as a result of such “Event of Default.”
(uu)    “Preferred Dividends” has the meaning set forth in Section 4(a).
(vv)    “Preferred Holder” means any holder of outstanding Senior Perpetual Preferred Stock as they appear in the records of the Corporation.
(ww)    “Preferred Stock” has the meaning set forth in the recitals hereto.
(xx)    “Purchase Agreements” means that certain (i) Senior Preferred Stock Purchase Agreement, by and between NL Monarch Holdings LLC and the Corporation, dated as of February 10, 2025 and (ii) Senior Preferred Stock Purchase Agreement, by and between NL Monarch Holdings II LLC and the Corporation, dated as of February 10, 2025.

(yy)    “Put Execution Date” has the meaning set forth in Section 6(b).
(zz)    “Put Right” has the meaning set forth in Section 6(b).
(aaa)    “Putting Holder” has the meaning set forth in Section 6(b).
(bbb)    “Putting Lead Investors” has the meaning set forth in Section 7(a).
(ccc)    “Redemption Price” means the sum of (i) the Accreted Liquidation Preference and (ii) all accrued and unpaid Preferred Dividends, if any, on such share of Senior Perpetual Preferred Stock which have accrued since the most recent Dividend Payment Date to, but not including, the applicable redemption date.
(ddd)    “Refinancing Conditions” means, (i) with respect to any indebtedness or refinancing (including the Credit Agreement or any refinancing thereof), (A) there shall be no provision or obligation which is disproportionately adverse to the Senior Perpetual Preferred Stock or the Warrants relative to the other classes of equity securities of the Corporation, (B) it is on terms and conditions not materially less favorable to the Corporation, taken as whole, than the Credit Agreement, ABS Documents or any other third-party financing of the Corporation and its Subsidiaries outstanding as of the date hereof (subject to the proviso set forth in Section 9(f)(vii)(A) above), or (C) it would not result in any increased commitments or borrowings in excess of the amounts otherwise permitted by the Credit Agreement and the ABS Documents, as each is in effect on the Issue Date (including, all accrued but unpaid interest thereunder, whether or not capitalized), other than as contemplated by Sections 9(f)(vi) or (f)(vii) above, and (ii) with respect to any indebtedness under or refinancing of the Credit Agreement or any permitted refinancing thereof, (A) it would not result in an increase in the interest rates from those charged under the Credit Agreement or the ABS Documents (as each is in effect on the Issue Date), in each case, by more than 0.50% percentage points per annum from the interest rate then in effect, or (B) the lenders thereunder shall not include any Person (or any Affiliate of such Person) agreed in writing between the Corporation and the Requisite Holders.
(eee)    “Related Fund” means, with respect to any Person, a fund or account managed by such Person or an Affiliate of such Person, including in relation to a fund or other investment vehicle (the “First Fund”), a fund or other investment vehicle which is (i) managed or advised by the same investment manager or investment adviser as the First Fund or (ii) if it is managed by a different investment manager or investment adviser, a fund or other investment vehicle whose investment manager or investment adviser is an Affiliate of the investment manager or investment adviser of the First Fund.
(fff)    “Requisite Holders” has the meaning set forth in Section 9.
(ggg)    “Senior Perpetual Preferred Stock” has the meaning set forth in Section 1.
(hhh)    “Senior Secured Debt” means the aggregate principal amount of loans outstanding under the Credit Agreement, or any indebtedness for borrowed money incurred after the date hereof to refinance obligations under the Credit Agreement, including any securitization incurred for such purpose.
(iii)    “Springing Control Rights Period” has the meaning set forth in Section 7(d).
(jjj)    “Subsidiary” means with respect to any Person, any corporation, association or other business entity of which such Person owns, directly or indirectly, more than fifty percent (50%) of the outstanding Voting Stock or other ownership interests or who controls the board of directors, board of managers, manager or other relevant governing body or entity of such Person.
(kkk)    “U.S.” means the United States of America.
(lll)    “USRPHC” has the meaning set forth in Section 17(f)(vi).
(mmm)    “Voting Stock” of any specified Person as of any date means the Capital Stock of such Person that is at the time entitled to vote in the election of the board of directors of such Person (or similar governing entity or body in respect of such Person).
(nnn)    “Warrants” means the warrants acquired by the Preferred Holders pursuant to the Purchase Agreements.
Section 16.    Share Certificates; Legends.
(a)    If any certificates representing shares of Senior Perpetual Preferred Stock shall be mutilated, lost, stolen or destroyed, the Corporation shall issue, in exchange and in substitution for and upon cancellation of the mutilated certificate, or in lieu of and substitution for the lost, stolen or destroyed certificate, a new certificate of like tenor and representing an equivalent number of shares of Senior Perpetual Preferred Stock, but only upon receipt of evidence of such loss, theft or destruction of such certificate and indemnity by the Preferred Holder thereof, if requested, reasonably satisfactory to the Corporation.
(b)    Each certificate representing shares of Senior Perpetual Preferred Stock shall contain a legend substantially to the following effect (in addition to any legends required under applicable securities laws and any applicable legend in the Purchase Agreements):
ANY TRANSFEREE OF THIS CERTIFICATE (AND THE SHARES REPRESENTED BY THIS CERTIFICATE) SHOULD CAREFULLY REVIEW THE TERMS OF THE CORPORATION’S CERTIFICATE OF DESIGNATION RELATING TO THE SHARES OF SENIOR PERPETUAL PREFERRED STOCK.
If any shares of Senior Perpetual Preferred Stock are not represented by certificates, an appropriate notation shall be made in book entry in the share registry with respect to such shares to make appropriate reference to such restrictions and an appropriate notice in compliance with applicable law shall be sent to each person to whom uncertificated shares of Senior Perpetual Preferred Stock are issued or any transferee thereof.
Section 17.    Miscellaneous. For purposes of this Certificate of Designation, the following provisions shall apply:
(a)    Status of Cancelled Shares. Shares of Senior Perpetual Preferred Stock which have been redeemed, repurchased or otherwise acquired by the Corporation shall be retired and, following the filing of any certificate required by the DGCL, have the status of authorized and unissued shares of Preferred Stock, without designation as to series, and such shares may not be reissued as Senior Perpetual Preferred Stock of the Corporation.

(b)    Severability. If any right, preference or limitation of the Senior Perpetual Preferred Stock set forth in this Certificate of Designation is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other rights, preferences and limitations set forth in this Certificate of Designation which can be given effect without the invalid, unlawful or unenforceable right, preference or limitation shall, nevertheless, remain in full force and effect, and no right, preference or limitation herein set forth shall be deemed dependent upon any other such right, preference or limitation unless so expressed herein.
(c)    Headings. The headings of the various subdivisions hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.
(d)    Notices. All notices, consents, waivers or other communications required or permitted to be given hereunder shall be in writing and shall be deemed sufficiently given and served for all purposes (i) when personally delivered or given by email or (ii) one (1) Business Day after deposit with an overnight courier service. Such communications must be sent (A) to the Corporation, at its principal executive offices and (B) to any stockholder, at such holder’s address at it appears in the stock records of the Corporation (or at such other address for a stockholder as shall be specified in a notice given in accordance with this Section 17(d)).
(e)    Interpretation.
(i)    When a reference is made in this Certificate of Designation to Sections, paragraphs, clauses or similar subdivisions, such reference shall be to a Section, paragraph, clause or subdivision to or of this Certificate of Designation unless otherwise indicated. The words “include,” “includes,” and “including” when used herein shall be deemed in each case to be followed by the words “without limitation.” Words in the singular form will be construed to include the plural, and vice versa, unless the context requires otherwise. Unless the defined term “Business Days” is used, references to “days” in this Certificate of Designation refer to calendar days. The Preferred Holders have participated jointly in the negotiation and drafting of this Certificate of Designation. In the event any ambiguity or question of intent or interpretation arises, this Certificate of Designation shall be construed as if drafted jointly by the Corporation and the Preferred Holders, and no presumption or burden of proof shall arise favoring or disfavoring any such Person by virtue of the authorship of any provision of this Certificate of Designation.
(ii)    All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial calculations) required to be submitted pursuant to this Certificate of Designation shall be prepared in conformity with, GAAP applied on a consistent basis, as in effect from time to time, applied in a manner consistent with that used in preparing the audited consolidated balance sheet of the Corporation and its Subsidiaries for the fiscal year ended June 30, 2024, and the related consolidated statements of income or operations, shareholders’ equity and cash flows for such fiscal year of the Corporation and its Subsidiaries, including the notes thereto, except as otherwise specifically prescribed in this Certificate of Designation.
(iii)    If at any time any change in GAAP would affect the computation of any financial requirement set forth in this Certificate of Designation, and either the Corporation or the Lead Investors shall so request, the Corporation and the Lead Investors shall negotiate in good faith to amend such requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Lead Investors); provided, that, until so amended, (A) such requirement shall continue to be computed in accordance with GAAP prior to such change therein and (B) the Corporation shall provide to the holders of shares of Senior Perpetual Preferred Stock the financial statements and other documents required under this Certificate of Designation or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP. Notwithstanding the foregoing, with respect to the accounting for leases as either operating leases or capital leases and the impact of such accounting in accordance with FASB ASC 842 on the definitions and covenants herein, GAAP as in effect on July 1, 2020 shall be applied, unless the parties hereto shall enter into a mutually acceptable amendment addressing such changes, as provided for above.
(f)    Certain Tax Matters.
(i)    The Corporation (which term for purposes of this Section 17(f)(i) and Section 17(f)(ii) shall include any applicable withholding agent) shall be entitled to deduct and withhold from or with respect to any and all payments, dividends, distributions and any other amounts (including Deemed Dividends) attributable to any Senior Perpetual Preferred Stock such amounts (including backup withholding taxes) as are required to be deducted and withheld under the Code or any other applicable provision of federal, state, local or non-U.S. law and remit such amounts to the applicable governmental entity. The Corporation and the holders of Senior Perpetual Preferred Stock will treat any amount deducted or withheld and remitted to the applicable governmental entity (including interest, penalties and reasonable expenses arising therefrom), including offset amounts pursuant to Section 17(f)(ii)(B) below, as having been received by the applicable holder on its Senior Perpetual Preferred Stock, with respect to which such deduction or withholding was made (including for purposes of determining the amounts of withholding taxes required) and the Preferred Holders agree to indemnify and hold the Corporation harmless (on a fully grossed-up basis) for any required amount of deduction or withholding of tax (including interest, penalties and reasonable expenses arising therefrom).
(ii)    Without duplication of the indemnification obligations of the Preferred Holders in Section 17(f)(i) above, in the event that any deduction or withholding of tax is, in the reasonable determination of the Corporation, required to be made with respect to any non-cash, deemed or constructive payment, dividend or distribution (including, if applicable, any withholding tax remitted by the Corporation to an applicable governmental entity) on the Senior Perpetual Preferred Stock (any such payment, dividend or distribution, a “Deemed Dividend”), the Corporation shall, in its own discretion, have the right to (A) take measures necessary to obtain cash to satisfy the Corporation’s requirements to remit any such deduction or withholding of tax, including by retaining, selling or liquidating property of the applicable holders of Senior Perpetual Preferred Stock that is held by the Corporation in its custody or over which it has control, and (B) offset such amounts (including interest, penalties and reasonable expenses arising therefrom) against, as an advance of, any dividends (including accrued and unpaid Preferred Dividends (or, if applicable, Accrued Dividends)) or other amounts paid or to be paid by the Corporation in respect of the Senior Perpetual Preferred Stock, including, for the avoidance of doubt pursuant to Section 6 of this Certificate of Designation; provided, that if the applicable holders of Senior Perpetual Preferred Stock pay to the Corporation an amount in cash necessary to fully satisfy the Corporation’s requirements to remit any such deduction or withholding of tax (including interest, penalties and reasonable expenses arising therefrom), then no such offset in this clause (B) shall be made.
(iii)    The Parties intend that, for U.S. federal (and applicable state and local) income tax purposes, (i) the Senior Perpetual Preferred Stock be treated as nonqualified preferred stock as defined in Section 351(g)(2) of the Code, (ii) the terms of the Senior Perpetual Preferred Stock do not require the Preferred Holders to be treated as recognizing any distributions in respect of the Senior

Perpetual Preferred Stock under Sections 305(b) or 305(c) of the Code solely on account of the accrual of the Preferred Dividends thereon, unless and until such dividends are declared and paid in cash (clause (i) and (ii), the “Intended Tax Treatment”). The Corporation and Preferred Holders shall (and shall use commercially reasonable efforts to cause their respective agents to) file all tax returns in a manner consistent with the Intended Tax Treatment and shall not take any tax position that is inconsistent with the Intended Tax Treatment except in connection with, or as required by, any of the following (A) a change in relevant law, (B) the promulgation of relevant proposed U.S. Treasury Regulations, a notice promulgated announcing the intent to promulgate such Treasury Regulations or other guidance or authority issued by the U.S. Internal Revenue Service or U.S. Treasury Department addressing instruments similar to the Senior Perpetual Preferred Stock that is binding on taxpayers (from and after the effective date of such regulations, notice or other guidance), (C) an amendment to the terms of this Certificate of Designation or (D) a “determination” within the meaning of section 1313(a) of the Code.
(iv)    In respect of any (A) distribution or payment of cash on the Senior Perpetual Preferred Stock or (B) non-cash, deemed or constructive distribution or payment on the Senior Perpetual Preferred Stock that the Corporation determined was made, in each case that is treated as a dividend for U.S. federal income tax purposes, the Corporation shall provide each registered holder that receives (or is deemed to receive) such distribution or payment IRS Form 1042-S or 1099, as applicable, and other applicable IRS forms as and when required by U.S. federal tax law; provided, that in the case of subclause (B) if the Corporation’s determination is made after the due date of the applicable IRS form, the Corporation shall use commercially reasonable efforts to provide such IRS form to the applicable holder as soon as reasonably practicable. In addition, the Corporation shall use commercially reasonable efforts to provide, if requested in writing by a Preferred Holder to enable such Preferred Holder to comply with its U.S. federal income tax, reporting and withholding obligations, an estimate or determination (and accompanying certification in accordance with Treasury Regulations Section 1.1441-3(c)(2)(ii)(A)) of the amount of the Corporation’s current and accumulated earnings and profits in any taxable year where such estimate or determination is relevant to determining the amount (if any) of any distribution or deemed distribution received by the Preferred Holders from the Corporation that is properly treated as a dividend for U.S. federal income tax purposes.
(v)    Each holder of Senior Perpetual Preferred Stock shall, as and when reasonably requested by the Corporation, provide a properly completed and duly executed IRS Form W-8 or W-9, as applicable, and any other forms or information reasonably necessary for the Corporation to determine its withholding tax and reporting obligations in respect of the Senior Perpetual Preferred Stock.
(vi)    For so long as the Corporation is not a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code (a “USRPHC”), the Corporation shall (a) provide to any Preferred Holder, within 10 days of such Preferred Holder’s written request, (i) a certification that the Senior Perpetual Preferred Stock does not constitute a “United States real property interest” in accordance with Treasury Regulations Section 1.897-2(h)(1) or (ii) written notice of its legal inability to provide such a certification and (b) in connection with the provision of any certification pursuant to the preceding clause (a)(i), comply with the notice provisions set forth in Treasury Regulations Section 1.897-2(h). In the event the Corporation becomes aware of any facts or circumstances that could reasonably be expected to cause it to become a USRPHC, the Corporation shall promptly notify the Preferred Holders. For the avoidance of doubt, the Corporation is not, and does not anticipate becoming, a USRPHC.
(vii)    As of the date hereof, the Corporation is treated as a domestic C corporation for U.S. federal income tax purposes. The Corporation will not take any action that would cause it not to be a domestic C corporation for U.S. federal income tax purposes or could otherwise cause any Preferred Holder to own an equity interest in an entity that is not a domestic C corporation for U.S. federal income tax purposes, in each case without the consent of each of the Preferred Holders, such consent not to be unreasonably withheld, conditioned or delayed.
(g)    Amendment. (i) No provision of this Certificate of Designation may be amended, including pursuant to or as a result of a merger, consolidation or business combination or otherwise, without the consent of the Lead Investors and the Corporation, and (ii) any of the rights of the Preferred Holders set forth herein may be waived by written consent of the Lead Investors. No waiver of any default with respect to any provision, condition or requirement of this Certificate of Designation shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.
(h)    Equity; No Collateral Protection. The Senior Perpetual Preferred Stock is equity and has no collateral protection or security.
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IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designation to be executed by a duly authorized officer of the Corporation as of this _____ day of _____________, 2025.

SELECTQUOTE, INC.
By:
    Name:
Title:

EXHIBIT B-1

FORM OF TRANCHE A WARRANT
See attached

Strictly Confidential
Final Form

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS AND ARE SUBJECT TO CERTAIN TRANSFER RESTRICTIONS SET FORTH IN THE SENIOR PREFERRED STOCK PURCHASE AGREEMENT, DATED FEBRUARY 10, 2025, BY AND AMONG THE COMPANY AND THE HOLDER. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OR (B) AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS AS MAY BE EVIDENCED BY A LEGAL OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY AND ITS TRANSFER AGENT OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER THE SECURITIES ACT.
SELECTQUOTE, INC.
WARRANT TO PURCHASE COMMON STOCK
Warrant Certificate No.: W-[●]
Original Issue Date: [●], 202[●]
FOR VALUE RECEIVED, SelectQuote, Inc., a Delaware corporation (the “Company”), hereby certifies that each of the parties identified on Schedule 1 hereto, or its registered assigns (individually or collectively as the context may require, the “Holder,” it being understood that each of the Holder parties identified on Schedule 1 hereto shall be entitled to exercise rights under this Warrant independently with respect to its share of the Maximum Number as set forth on such schedule, as if it were the only Holder party hereto with respect to such shares of Common Stock) is entitled to purchase from the Company the number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock specified on Schedule 1 hereto (being [●] shares of Common Stock in aggregate; such aggregate number, subject to adjustment as provided herein, the “Maximum Number”) at a purchase price per share equal to the applicable Exercise Price (as defined below), all subject to the terms, conditions and adjustments set forth below in this Warrant. Certain capitalized terms used herein are defined in Section 1 hereof.
This Warrant has been issued pursuant to the terms of that certain Senior Preferred Stock Purchase Agreement, dated as of February 10, 2025 by and among the Company and the Holder (the “Purchase Agreement”).
1.    Definitions. As used in this Warrant, the following terms have the respective meanings set forth below:
“Affiliate” means, as applied to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, that Person. For the purposes of this definition, “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of that Person, whether through the ability to exercise voting power, by contract or otherwise.
“Aggregate Exercise Price” means an amount equal to the product of (a) the number of Warrant Shares in respect of which this Warrant is then being exercised pursuant to Section 3 hereof, multiplied by (b) the Exercise Price in effect as of the Exercise Date in accordance with the terms of this Warrant.
“Board” means the board of directors of the Company.
“Business Day” means any day, except a Saturday, Sunday or legal holiday, on which banking institutions in New York City are authorized or obligated by law or executive order to close.
“Cashless Exercise” has the meaning set forth in Section 3(b)(ii).
“Certificate of Designation” means that certain Certificate of Designation adopted by the Company on February [28], 2025.
“Code” has the meaning set forth in the Purchase Agreement.
“Common Stock” means the common stock, par value $0.01 per share, of the Company, and any capital stock into which such Common Stock shall have been converted, exchanged or reclassified following the date hereof.
“Company” has the meaning set forth in the preamble.
“Credit Agreement” means that certain Credit Agreement dated as of November 5, 2019 by and among (a) SelectQuote, Inc., a Delaware corporation, as borrower, (b) certain subsidiaries of SelectQuote, Inc. from time to time party thereto, (c) each lender from time to time party thereto and (d) Ares Capital Corporation as administrative agent for the lenders (as amended, restated, amended and restated, supplemented or otherwise modified from time to time).
“Distribution Fair Market Value” means, with respect to any security or other assets, the fair market value of such security or other assets as determined by the Board in good faith based on the advice of a nationally recognized independent investment banking firm retained by the Company for this purpose, evidenced by a certified resolution of the fair market value from the Board delivered as promptly as practicable to the Holder; provided, that in the event of any dividend or distribution of securities which become publicly traded upon completion of the dividend or distribution, the Distribution Fair Market Value of such securities shall be the volume weighted average of the closing sales prices of such securities on all domestic securities exchanges on which such securities may at the time be listed, for the five (5) trading days following the effective date of such dividend or distribution. For the avoidance of doubt, the Distribution Fair Market Value of cash shall be the amount of such cash.
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“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
“Exercise Date” means, for any given exercise of this Warrant, the date on which the Holder elects to exercise this Warrant as set forth in Section 3 at or prior to 5:00 p.m., New York City time, on a Business Day.
“Exercise Notice” has the meaning set forth in Section 3(a)(i).
“Exercise Period” has the meaning set forth in Section 2.
“Exercise Price” means $0.01.
“Fair Market Value” means, as of any particular date: (a) the volume weighted average of the closing sales prices of the Warrant Shares for such day on all domestic securities exchanges on which the Warrant Shares may at the time be listed; (b) if there have been no sales of the Warrant Shares on any such exchange on any such day, the average of the highest bid and lowest asked prices for the Warrant Shares on all such exchanges at the end of such day; (c) if on any such day the Warrant Shares are not listed on a domestic securities exchange, the closing sales price of the Warrant Shares as quoted on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association for such day; or (d) if there have been no sales of the Warrant Shares on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association on such day, the average of the highest bid and lowest asked prices for the Warrant Shares quoted on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association at the end of such day; in each case, averaged over twenty (20) consecutive Business Days ending on the Business Day immediately prior to the day as of which “Fair Market Value” is being determined; provided, that if the Warrant Shares are listed on any domestic securities exchange, the term “Business Day” as used in this sentence means Business Days on which such exchange is open for trading. If at any time the Warrant Shares are not listed on any domestic securities exchange or quoted on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association, the “Fair Market Value” of the Warrant Shares shall be the fair market value per share as determined jointly by the Board and the Holder in good faith; provided, that if the Board and the Holder are unable to agree on the fair market value per Warrant Share within a reasonable period of time (not to exceed twenty (20) days from the Company’s receipt of the Exercise Notice), such fair market value shall be determined by a nationally recognized investment banking, accounting or valuation firm engaged by the Company and jointly selected by the Board and the Holder. The determination of such firm shall be final and conclusive, and the fees and expenses of such valuation firm shall be borne equally by the Company and the Holder. In determining the Fair Market Value of the Warrant Shares in accordance with the last sentence of the preceding paragraph, an orderly sale transaction between a willing buyer and a willing seller shall be assumed, using valuation techniques then prevailing in the securities industry without regard to the lack of liquidity of the Warrant Shares due to any restrictions (contractual or otherwise) applicable thereto or any discount for minority interests and assuming full disclosure of all relevant information and a reasonable period of time for effectuating such sale and assuming the sale of all of the issued and outstanding Warrant Shares
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(including fractional interests) calculated on a fully diluted basis to include the conversion or exchange of all securities then outstanding that are convertible into or exchangeable for Warrant Shares and the exercise of all rights and warrants then outstanding and exercisable to purchase Warrant Shares or securities convertible into or exchangeable for Warrant Shares; provided, that such assumption shall not include those securities, rights and warrants (i) owned or held by or for the account of the Company or any of its subsidiaries, or (ii) convertible or exchangeable into Warrant Shares where the conversion, exchange, or exercise price per Warrant Share is greater than the Fair Market Value.
“Fundamental Transaction” means any public offering of securities of the Company, sale of the Company (pursuant to a merger, sale of stock, or otherwise), or any other transaction, event, or circumstance described in Section 4.
“Governmental Authority” means any federal, foreign, local, municipal, state, or other government; any regulatory or administrative agency, commission, body, or other authority holding any administrative, executive, judicial, legislative, regulatory, or taxing authority or power; any self-regulated organization or other non-governmental regulatory authority or quasi-governmental authority (to the extent that the rules, regulations, or orders of such organization or authority have the force of law); any court, arbitrator, or governmental tribunal having jurisdiction; any agency, division, bureau, department, or other political subdivision of any government, entity, or organization described in the foregoing clauses of this definition.
“Holder” has the meaning set forth in the preamble.
“Maximum Number” has the meaning set forth in the preamble.
“Original Issue Date” means [●], 202[●], the date on which the Warrant was issued by the Company pursuant to the Purchase Agreement.
“OTC Bulletin Board” means the Financial Industry Regulatory Authority OTC Bulletin Board electronic inter-dealer quotation system (or any successor quotation system).
“Person” means any individual, sole proprietorship, partnership, limited liability company, corporation, joint venture, trust, incorporated organization or government or department or agency thereof.
“Pink OTC Markets” means the OTC Markets Group Inc. electronic inter-dealer quotation system, including OTCQX, OTCQB and OTC Pink (or any successor quotation system, in each case).
“Pro Rata Repurchase” means any purchase of shares of Common Stock by the Company or any Affiliate thereof pursuant to (A) any tender offer or exchange offer subject to Section 13(e) of the Exchange Act, or (B) pursuant to any other offer available to substantially all holders of Common Stock, in each case whether for cash, shares of capital stock, other securities (including rights), evidences of indebtedness or any other assets (whether of the Company, any subsidiary thereof or any other Person), or any combination thereof, effected
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while this Warrant is outstanding; provided, that “Pro Rata Repurchase” shall not include any purchase of shares by the Company or any Affiliate thereof made (i) in accordance with the requirements of Rule 10b-18 as in effect under the Exchange Act, or (ii) pursuant to an open-market share repurchase program or a negotiated derivative transaction with one or more bank counterparties.
“Pro Rata Repurchase Effective Date” means the date of acceptance of shares for purchase or exchange under any tender or exchange offer which is a Pro Rata Repurchase or the date of purchase with respect to any Pro Rata Repurchase that is not a tender or exchange offer.
“Required Holders” means, as of any date of determination, the holders of the Warrants representing at least a majority of the shares of Common Stock underlying the warrants issued pursuant to that certain Senior Preferred Stock Purchase Agreement, dated as of February 10, 2025 by and among the Company and NL Monarch Holdings II LLC and that certain Senior Preferred Stock Purchase Agreement, dated as of February 10, 2025 by and among the Company and NL Monarch Holdings LLC then outstanding as of such date.
“Securities Act” means the Securities Act of 1933, as amended, or any successor statute, and the rules and regulations promulgated thereunder.
“Senior Perpetual Preferred Stock” means the Senior Perpetual Preferred Stock of the Company issued in accordance with the Certificate of Designation.
“Treasury Regulations” means all final and temporary United States federal income tax regulations issued under the Code by the United States Department of the Treasury.
“Warrant” means this Warrant and all warrants issued upon division or combination of, or in substitution for, this Warrant.
“Warrant Shares” means the shares of Common Stock of the Company then purchasable upon exercise of this Warrant in accordance with the terms of this Warrant.
2.    Term of Warrant. Subject to the terms and conditions hereof, at any time or from time to time after the date hereof and prior to 5:00 p.m., New York City time, on the date that is ten years following the Original Issue Date (the “Expiration Date”) or, if such day is not a Business Day, on the next Business Day (the “Exercise Period”), the Holder of this Warrant may exercise any rights under this Warrant for all or any part of the applicable Warrant Shares purchasable hereunder (subject to adjustment as provided herein).
3.    Exercise of Warrant; Cancellation.
(a)    Exercise Procedure. On the Expiration Date, if the then current Fair Market Value per Warrant Share is greater than the Exercise Price per Warrant Share, this Warrant shall automatically be deemed on and as of such date to be exercised pursuant to Section 3(b)(ii) as to all Warrant Shares for which it shall not previously have been exercised, and the Company shall, as soon as practicable thereafter, deliver the applicable Warrant Shares in
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accordance with Section 3(c). Additionally, this Warrant may be exercised at any time and from time to time on any Business Day during the Exercise Period, for all or any part of the unexercised Warrant Shares, upon:
(i)    surrender of this Warrant to the Company at its then principal executive offices (or an indemnification undertaking with respect to this Warrant in the case of its loss, theft or destruction), together with an Exercise Notice in the form attached hereto as Exhibit A (each, an “Exercise Notice”), duly completed (including specifying the number of Warrant Shares to be purchased) and executed; and
(ii)    payment to the Company of the Aggregate Exercise Price in accordance with Section 3(b).
(b)    Payment of the Aggregate Exercise Price. Payment of the Aggregate Exercise Price shall be made, at the option of the Holder as expressed in the Exercise Notice, by the following methods:
(i)    by delivery to the Company of a certified or official bank check payable to the order of the Company or by wire transfer of immediately available funds to an account designated in writing by the Company, in the amount of such Aggregate Exercise Price;
(ii)    by instructing the Company to withhold a number of Warrant Shares then issuable upon exercise of this Warrant such that, without payment of any cash consideration or other immediately available funds, the Holder shall surrender this Warrant in exchange for the number of Warrant Shares as is computed using the following formula (a “Cashless Exercise”):
X = [Y * (A - B)] ÷ A
Where:
X = the number of Warrant Shares to be issued to the Holder;
Y = the total number of Warrant Shares for which the Holder has elected to exercise this Warrant pursuant to Section 3(a);
A = the Fair Market Value of one Warrant Share as of the applicable Exercise Date; and
B = the Exercise Price in effect under this Warrant as of the applicable Exercise Date; or
(iii)    any combination of the foregoing.
In the event of any withholding of Warrant Shares pursuant to clause (ii) or (iii) above where the number of shares whose value is equal to the Aggregate Exercise Price is not a whole number, the number of shares withheld by or surrendered to the Company shall be rounded up to
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the nearest whole shares and the Company shall make a cash payment to the Holder (by delivery of a certified or official bank check or by wire transfer of immediately available funds) based on the incremental fraction of a share being so withheld by or surrendered to the Company in an amount equal to the product of (x) such incremental fraction of a share being so withheld or surrendered multiplied by (y) the Fair Market Value per Warrant Share as of the Exercise Date.
(c)    Delivery of Warrant Shares. Upon receipt by the Company of the Exercise Notice, surrender of this Warrant and payment of the Aggregate Exercise Price (in accordance with Section 3(a) hereof), the Company shall, as promptly as practicable, and in any event within three (3) Business Days thereafter, at the option of the Holder, (A) execute (or cause to be executed) and deliver (or cause to be delivered) to the Holder a certificate or certificates representing the Warrant Shares issuable upon such exercise, (B) cause to be issued to the Holder by entry on the books of the Company (or the Company’s transfer agent, if any) or (C) credit the account of the Holder’s prime broker with the Depository Trust Company through its Deposit/Withdrawal at Custodian system if the Company is then a participant in such system, the Warrant Shares issuable upon such exercise, in each case, together with cash in lieu of any fraction of a share, as provided in Section 3(d) hereof. The Warrant Shares so delivered shall be, to the extent possible, in such denomination or denominations as the exercising Holder shall reasonably request in the Exercise Notice and shall be registered in the name of the Holder (or Holder’s prime broker) or, subject to compliance with Section 5 below, such other Person’s name as shall be designated in the Exercise Notice. This Warrant shall be deemed to have been exercised and such Warrant Shares shall be deemed to have been issued, and the Holder or any other Person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares for all purposes, as of the Exercise Date. The Company shall not be required to deliver Warrant Shares through the system of the Depositary Trust Company if it determines that pursuant to Section 10 a legend is required to be included on such Warrant Shares being delivered.
(d)    Fractional Shares. The Company shall not be required to issue a fractional Warrant Share upon exercise of any Warrant. As to any fraction of a Warrant Share that the Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay to such Holder an amount in cash (by delivery of a certified or official bank check or by wire transfer of immediately available funds) equal to the product of (i) such fraction multiplied by (ii) the Fair Market Value of one Warrant Share on the Exercise Date.
(e)    Update of Schedule; Delivery of New Warrant.
(i)    The Company shall, at the time of delivery of the Warrant Shares being issued in accordance with Section 3(c) hereof, update Schedule 1 hereto to reflect the exercise of this Warrant.
(ii)    Unless the purchase rights represented by this Warrant shall have expired or shall have been fully exercised, at the request of any Holder, the Company shall promptly deliver to such Holder a new Warrant evidencing the rights of such Holder to purchase the unexpired and unexercised Warrant Shares called for by this Warrant; provided that such new
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Warrant shall be issued directly to the Holder without reference to any other Holder on Schedule 1. Such new Warrant shall in all other respects be identical to this Warrant.
(f)    Valid Issuance of Warrant and Warrant Shares; Payment of Taxes. With respect to the exercise of this Warrant, the Company hereby represents, covenants and agrees:
(i)    This Warrant is, and any Warrant issued in substitution for or replacement of this Warrant shall be, upon issuance, duly authorized and validly issued.
(ii)    All Warrant Shares issuable upon the exercise of this Warrant pursuant to the terms hereof shall be, upon issuance, and the Company shall take all such actions as may be necessary or appropriate in order that such Warrant Shares are, validly issued, fully paid and non-assessable, issued without violation of any preemptive or similar rights of any stockholder of the Company. Such Warrant Shares, and this Warrant, shall be issued free and clear of all taxes, liens and charges.
(iii)    The Company shall take all actions as may be necessary to ensure that all Warrant Shares are issued without violation by the Company of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Common Stock or other securities constituting Warrant Shares may be listed at the time of such exercise (except for official notice of issuance which shall be immediately delivered by the Company upon each such issuance).
(iv)    The Company shall cause the Warrant Shares, immediately upon exercise of the Warrants therefor, to be listed on any domestic securities exchange upon which shares of Common Stock or other securities constituting Warrant Shares are listed at the time of such exercise.
(v)    The Company shall pay all expenses in connection with, and all taxes and other governmental charges that may be imposed with respect to, the issuance or delivery of Warrant Shares upon exercise of this Warrant; provided that the Company shall not be required to pay any Tax or governmental charge that may be imposed with respect to the issuance or delivery of the Warrant Shares to any Person other than the Holder, to the extent such Tax or governmental charge would not have been imposed with respect to the issuance or delivery of the Warrant Shares to the Holder, and if such a Tax or governmental charge applies, no such issuance or delivery shall be made unless and until the Person requesting such issuance has paid to the Company the amount of any such Tax, or has established to the satisfaction of the Company that such Tax has been paid.
(vi)    This Warrant, the execution, delivery, and performance by the Company of its obligations hereunder, the issuance of the Warrant Shares as contemplated hereby, and the consummation of the other transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any Governmental Authority, except as may be required by federal or state securities laws or as has been obtained, given, effected, or taken prior to, and that remain in full force and effect as of, the date hereof.
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(vii)    The Company is not, and has not been at any time during the five-year period ending on the Original Issue Date, a “United States real property holding corporation” within the meaning of Section 897(c) of the Code (a “USRPHC”).
(g)    Conditional Exercise. Notwithstanding any other provision hereof, if an exercise of any portion of this Warrant is to be made in connection with a Fundamental Transaction, such exercise may at the election of the Holder be conditioned upon the consummation of such Fundamental Transaction, in which case such exercise shall not be deemed to be effective until immediately prior to the consummation of such Fundamental Transaction.
(h)    Reservation of Shares. During the Exercise Period, the Company shall at all times reserve and keep available out of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of issuance upon the exercise of this Warrant, the Maximum Number of Warrant Shares issuable upon the exercise of this Warrant, and the par value per Warrant Share shall at all times be less than or equal to the applicable Exercise Price. The Company shall not increase the par value of any Warrant Shares receivable upon the exercise of this Warrant above the Exercise Price then in effect, and shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.
(i)    Limitation on Exercise. Notwithstanding anything to the contrary herein or in the Purchase Agreement, the Holder shall not seek to, and shall not, exercise this Warrant, for a number of Warrant Shares in excess of that number of Warrant Shares which, upon giving effect to such exercise would cause, or immediately prior to such exercise, (i) the aggregate number of shares of Common Stock beneficially owned by the Holder, its Affiliates and any Persons who are members of a Section 13(d) group with such Holder or its Affiliates to exceed 4.99% (the “Maximum Individual Holder Percentage”) of the total number of issued and outstanding shares of Common Stock of the Company following such exercise, or (ii) the combined voting power of the securities of the Company beneficially owned by the Holder and its Affiliates and any other Persons who are members of a Section 13(d) group with such Holder or its Affiliates to exceed the Maximum Individual Holder Percentage of the combined voting power of all of the securities of the Company then outstanding following such exercise. For purposes of this paragraph, beneficial ownership and whether a Holder is a member of a Section 13(d) group shall be calculated and determined in accordance with Section 13(d) of the Exchange Act and the rules promulgated thereunder. For purposes of this Warrant, in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Company’s most recent Quarterly Report on Form 10-Q or Annual Report on Form 10-K, as the case may be, filed with the Commission prior to the date hereof, (y) a more recent public announcement by the Company or (z) any other notice by the Company or the Company’s transfer agent setting forth the number of shares of Common Stock outstanding. Upon the reasonable written request of the Holder, the Company shall use its reasonable best efforts to, within three (3) trading days, confirm in writing or by electronic mail to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving
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effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder and its Affiliates and any Persons who are members of a Section 13(d) group with such Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. By written notice to the Company, the Holder may from time to time increase or decrease the Maximum Individual Holder Percentage to any other percentage specified not in excess of 9.99% specified in such notice; provided that any such increase will not be effective until the sixty-first (61st) day after such notice is delivered to the Company. For purposes of this Section 3(i), the aggregate number of shares of Common Stock or voting securities beneficially owned by the Holder and its Affiliates and any other Persons who are members of a Section 13(d) group with such Holder or its Affiliates shall include the shares of Common Stock issuable upon: (A) the exercise of this Warrant with respect to which such determination is being made plus the remaining unexercised and non-cancelled portion of this Warrant but taking into account the limitations on exercise contained herein, but shall exclude the number of shares of Common Stock which would otherwise be issuable upon exercise of the remaining unexercised and non-cancelled portion of this Warrant but for the limitations on exercise contained herein; and (B) the exercise or conversion of the unexercised, non-converted or non-cancelled portion of any other securities of the Company beneficially owned by the Holder or any of its Affiliates and other Persons who are members of a Section 13(d) group with such Holder or its Affiliates that do not have voting power (including without limitation any securities of the Company which would entitle the holder thereof to acquire at any time Common Stock, including without limitation any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock), but shall exclude any such securities subject to any further limitation on conversion or exercise analogous to the limitation contained herein. Notwithstanding anything to the contrary herein, (1) to the extent that the limitation contained in this Section 3(i) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any of its Affiliates and other Persons who are members of a Section 13(d) group with such Holder) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of a Notice of Exercise shall be deemed to be the Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any of its Affiliates and other Persons who are members of a Section 13(d) group with such Holder) and of which portion of this Warrant is exercisable, in each case subject to the Maximum Individual Holder Percentage, and the Company shall have no obligation to verify or confirm the accuracy of such determination, and (2) a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder and the Company shall have no obligation to verify or confirm the accuracy of such determination.
(j)    Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.
4.    Adjustment to Exercise Price and Number of Warrant Shares. The Exercise Price, the number of Warrant Shares issuable upon exercise of this Warrant and the consideration this
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Warrant is exercisable into shall be subject to adjustment from time to time as provided in this Section 4 (in each case, after taking into consideration any prior adjustments pursuant to this Section 4).
(a)    Adjustment to Exercise Price and Warrant Shares Upon Dividend, Subdivision or Combination of Common Stock. If the Company shall, at any time or from time to time after the Original Issue Date, (i) pay a dividend or make any other distribution upon the Common Stock or any other capital stock of the Company payable in shares of Common Stock, or (ii) subdivide (by any stock split, recapitalization or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to any such dividend, distribution or subdivision shall be proportionately reduced and the number of Warrant Shares issuable upon exercise of this Warrant shall be proportionately increased. If the Company at any time combines (by combination, reverse stock split or otherwise) its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased and the number of Warrant Shares issuable upon exercise of this Warrant shall be proportionately decreased. Any adjustment under this Section 4(a) shall become effective at the close of business on the date the dividend, subdivision or combination becomes effective.
(b)    Adjustment to Exercise Price Upon Cash and Non-Cash Dividends. If the Company shall, at any time or from time to time after the Original Issue Date, declare, order, pay or make a dividend or other distribution (by spin-off or otherwise) on shares of Common Stock in cash, shares of capital stock, other securities (including rights), evidences of indebtedness or any other assets (whether of the Company, any subsidiary thereof or any other Person), or any combination thereof, excluding (i) dividends or distributions subject to adjustment pursuant to Section 4(a) or (ii) dividends or distributions of rights in connection with the adoption of a stockholder rights plan in customary form (including with respect to the receipt of such rights in respect of shares of Common Stock (including Warrant Shares) issued subsequent to the initial dividend or distribution of such rights), then in each such case, the Exercise Price in effect immediately prior thereto shall be reduced by the Distribution Fair Market Value of the cash, securities and/or any other assets, as applicable, to be so paid or distributed in such dividend or distribution in respect of one share of Common Stock (in each case as of the record date of such dividend or distribution). Any adjustment under this Section 4(b) shall become effective at the close of business on the record date for the dividend or distribution. Notwithstanding the foregoing, in the event that the Distribution Fair Market Value of the cash, securities and/or any other assets, as applicable, to be so paid or distributed in such dividend or distribution in respect of one share of Common Stock (in each case as of the record date of such dividend or distribution) is equal to or greater than the Exercise Price on such record date, then, in lieu of any adjustment to the Exercise Price under the foregoing provisions of this Section 4(b) in respect of such dividend or distribution, proper provision shall be made such that upon exercise of this Warrant, the Holder shall receive, in addition to the applicable Warrant Shares, the amount and kind of such cash, securities and/or any other assets such Holder would have received had such Holder exercised this Warrant immediately prior to such record date. In the event that such dividend or other distribution is not so made, the Exercise Price then in effect shall be readjusted, effective as of the date when the Board determines not to distribute such cash, shares of capital
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stock, other securities (including rights), evidences of indebtedness or any other assets (whether of the Company, any subsidiary thereof or any other Person), or any combination thereof, as the case may be, to the Exercise Price that would then be in effect if such record date had not been fixed.
(c)    Certain Repurchases of Common Stock. In case the Company effects a Pro Rata Repurchase of Common Stock, then the Exercise Price shall be reduced to the price determined by multiplying the Exercise Price in effect immediately prior to the Pro Rata Repurchase Effective Date by a fraction of which the numerator shall be (i) the product of (x) the number of shares of Common Stock outstanding immediately prior to such Pro Rata Repurchase and (y) the Fair Market Value of a share of Common Stock on the trading day immediately preceding the first public announcement by the Company or any of its Affiliates of the intent to effect such Pro Rata Repurchase, minus (ii) the aggregate purchase price of the Pro Rata Repurchase, and of which the denominator shall be the product of (x) the number of shares of Common Stock outstanding immediately prior to such Pro Rata Repurchase minus the number of shares of Common Stock so repurchased and (y) the Fair Market Value per share of Common Stock on the trading day immediately preceding the first public announcement by the Company or any of its Affiliates of the intent to effect such Pro Rata Repurchase. In such event, the number of shares of Common Stock issuable upon the exercise of this Warrant in full shall be increased to the number obtained by dividing (i) the product of (x) the number of shares of Common Stock issuable upon the exercise of this Warrant before such adjustment, and (y) the Exercise Price in effect immediately prior to the Pro Rata Repurchase giving rise to this adjustment by (ii) the new Exercise Price determined in accordance with the immediately preceding sentence. Any adjustment under this Section 4(b) shall become effective at the close of business on the Pro Rata Repurchase Effective Date.
(d)    Adjustment to Warrant Shares Upon Reorganization, Reclassification, Consolidation or Merger. In the event of any (i) capital reorganization of the Company, (ii) reclassification of the stock of the Company (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split-up or combination of shares), (iii) consolidation or merger of the Company with or into another Person, (iv) sale of all or substantially all of the Company’s assets to another Person or (v) other similar transaction (other than any such transaction covered by Section 4(a)), in each case which entitles the holders of Common Stock to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock, this Warrant shall, immediately after such reorganization, reclassification, consolidation, merger, sale or similar transaction, remain outstanding and shall thereafter, in lieu of or in addition to (as the case may be) the number of Warrant Shares then exercisable under this Warrant, be exercisable for the kind and number of shares of stock or other securities or assets of the Company or of the successor Person resulting from such transaction to which the Holder would have been entitled upon such reorganization, reclassification, consolidation, merger, sale or similar transaction if the Holder had exercised this Warrant in full immediately prior to the time of such reorganization, reclassification, consolidation, merger, sale or similar transaction and acquired the applicable number of Warrant Shares then issuable hereunder as a result of such exercise. The provisions of
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this Section 4(d) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales or similar transactions.
(e)    Certain Events. If any event of the type contemplated by the provisions of this Section 4 but not expressly provided for by such provisions occurs, then the Board shall make an appropriate adjustment in the number of Warrant Shares issuable upon exercise of this Warrant so as to protect the rights of the Holder in a manner consistent with the provisions of this Section 4; provided, that no such adjustment pursuant to this Section 4(e) shall decrease the number of Warrant Shares issuable as otherwise determined pursuant to this Section 4.
(f)    In the event that, other than in the ordinary course of business consistent with past practice, the Company grants or issues any equity securities or equity-based awards to a Covered Person (as defined below), whether pursuant to an equity issuance or an amendment or other adjustment to (or interpretation of) an existing award and whether pursuant to the Company’s equity-based incentive plans or otherwise (each, an “Incentive Adjustment”), then the Board shall, in good faith, adjust the number of Warrant Shares issuable upon exercise of this Warrant and/or the Exercise Price so as to protect the rights of the Holder from the dilutive effects of the Incentive Adjustment; provided, that no such adjustment pursuant to this Section 4(f) shall decrease the number of Warrant Shares issuable as otherwise determined pursuant to this Section 4(e) or increase the Exercise Price. A “Covered Person” shall mean any member of senior management or the Board, in each case serving in such position on the Original Issue Date.
(g)    Certificate as to Adjustment.
(i)    As promptly as reasonably practicable following any adjustment of the Exercise Price, but in any event not later than three (3) Business Days thereafter, the Company shall furnish to the Holder a certificate of an executive officer setting forth in reasonable detail such adjustment and the facts upon which it is based and certifying the calculation thereof.
(ii)    As promptly as reasonably practicable following the receipt by the Company of a written request by the Holder, but in any event not later than three (3) Business Days thereafter, the Company shall furnish to the Holder a certificate of an executive officer certifying the Exercise Price then in effect and the number of Warrant Shares or the amount, if any, of other shares of stock, securities or assets then issuable upon exercise of the Warrant.
(h)    Notices. In the event:
(i)    that the Company shall take a record of the holders of its Common Stock (or other capital stock or securities at the time issuable upon exercise of the Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, to receive any right to subscribe for or purchase any shares of capital stock of any class or any other securities, or to receive any other security;
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(ii)    of any capital reorganization of the Company, any reclassification of the Common Stock of the Company, any consolidation or merger of the Company with or into another Person, or sale of all or substantially all of the Company’s assets to another Person; or
(iii)    of the voluntary or involuntary dissolution, liquidation or winding-up of the Company;
then, and in each such case, the Company shall send or cause to be sent to the Holder at least ten (10) Business Days prior to the applicable record date or the applicable expected effective date, as the case may be, for the event, a written notice specifying, as the case may be, (A) the record date for such dividend, distribution, meeting or consent or other right or action, and a description of such dividend, distribution or other right or action to be taken at such meeting or by written consent, or (B) the effective date on which such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up is proposed to take place, and the date, if any is to be fixed, as of which the books of the Company shall close or a record shall be taken with respect to which the holders of record of Common Stock (or such other capital stock or securities at the time issuable upon exercise of the Warrant) shall be entitled to exchange their shares of Common Stock (or such other capital stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, and the amount per share and character of such exchange applicable to the Warrant and the Warrant Shares.
5.    Transfer of Warrant. Subject to applicable federal and state securities laws and the transfer conditions referred to in the legend endorsed hereon and in Section 10, this Warrant and all rights hereunder are freely transferrable by the Holder to any Person at any time, in whole or in part by the execution of the transferor Holder and transferee of a Warrant Assignment in substantially the form of Exhibit B hereto. For a transfer of this Warrant as an entirety by the Holder, upon surrender of this Warrant to the Company at its then principal executive offices, the Company shall issue a new Warrant of the same denomination to the assignee. For a transfer of this Warrant with respect to a portion of the Warrant Shares, upon surrender of this Warrant to the Company at its then principal executive offices, the Company shall issue a new Warrant to the assignee, in such denomination as shall be requested by the Holder, and shall either update Schedule 1 hereto to reflect such transfer or issue to the Holder a new Warrant covering the number of shares in respect of which this Warrant shall not have been transferred. For the avoidance of doubt, there are no contractual restrictions on transfer of any Warrant Shares. Notwithstanding anything to the contrary herein, this Warrant shall not, without the prior written consent of the Company, be transferrable or be transferred to, other than to an existing Holder (including, for the avoidance of doubt, any Lead Investor (as defined in the Purchase Agreement)) or an Affiliate thereof, (a) any Person agreed in writing between the Company and the Required Holders as of the date hereof and any additional Person requested by the Company in writing that the Required Holders do not object to as not reasonably considered a meaningful competitor of the Company within ten (10) Business Days of such request, (b) any Person that the Holder knows beneficially owns more than five percent (5%) of the Company’s Common Stock on a fully diluted basis (provided that the Holder shall be deemed to know that Person owns more than beneficially owns more than five percent (5%) of the Company’s Common
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Stock if such Person has, prior to the date of transfer, filed a Schedule 13D or Schedule 13G disclosing such beneficial ownership), or (c) any Person that holds itself out as an “activist” investor or is otherwise identified as an activist investor on the most-recently available “SharkWatch 50” list or, in the event that the “SharkWatch 50” list is no longer published, on a substantially similar reputable published list of the most prominent activist investors regularly relied on or cited to by industry associations, public authorities or proxy advisors in the context of activism activities, or any controlled Affiliate of such Persons. Any purported transfer which is not in accordance with this Warrant shall be null and void ab initio and of no force and effect.
6.    Registration Rights. Upon the written request of the Required Holders, the Company shall, within five (5) days thereafter, offer to enter into a registration rights agreement with the Holder, which shall contain customary terms (such date, the “Offer Date”). Any such registration rights agreement shall (i) be entered into between the Company and the Holder no later than thirty (30) days following the Offer Date, and (ii) provide that:
(a)    each Holder shall have customary demand, shelf and piggyback registration rights and obligations, including rights with respect to shelf registration on Form S-1 (or any similar or successor form) if the Company is not eligible to use Form S-3 (or any similar or successor form) at such time, with respect to the Warrant Shares issuable upon exercise of this Warrant;
(b)    such registration rights shall include customary indemnities and the right to receive customary cooperation from the Company and its directors and officers in connection with any dispositions (which may take the form of marketed and non-marketed underwritten offerings, block trades, derivative transactions and other lawful means of disposition) pursuant to the applicable registration statement(s) (including entering into customary agreements with underwriters and other counterparties and providing such underwriters and other counterparties with customary indemnities, opinions, certificates and due diligence cooperation); and
(c)    the Company shall pay the reasonable fees and expenses of each Holder in connection with the registration and the execution and delivery of such registration rights agreement.
7.    Put Right.
(a)    Subject to the limitations set forth in the Credit Agreement, at any time following the earlier of (i) the payment in full by the Company of all amounts due by the Company in respect of each issued and outstanding share of Senior Perpetual Preferred Stock pursuant to the Certificate of Designation, and (ii) the sixth (6th) anniversary of the Original Issue Date (such period, the “Put Period”), upon delivery to the Company by the Holder of a written request (a “Put Notice”) that the Company purchase all (and only all) of the outstanding Warrant Shares of such Holder (such outstanding Warrant Shares after a Cashless Exercise pursuant to Section 3(b)(ii)), the “Put Securities”) the Company will:
(i)    Not less than ten (10) days after its receipt of the initial Put Notice, notify the Holder of the date (the “Put Closing Date,” which shall not be less than forty five (45)
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nor more than one hundred eighty (180) days after the date of the initial Put Notice) on which the Company will purchase the Put Securities; and
(ii)    On the Put Closing Date, purchase all Put Securities for the Put Amount.
(b)    Upon written notice to the Holder, the Company may elect, at its sole option, to effectuate a sale of an amount of shares of Common Stock equal to the Put Securities pursuant to an offering and/or sale on a block trade or underwritten basis (whether firm commitment or otherwise) without substantial marketing efforts prior to pricing, including, without limitation, a same day trade, overnight trade or similar transaction (a “Block Trade”); provided, that if the Company elects to effectuate a Block Trade, the Company shall reasonably cooperate with the Holder with respect to a Block Trade and use reasonable best efforts to take such actions with respect to a Block Trade as the Holder reasonably directs the Company to take; provided, further, that if the amount of net proceeds to be received by the Company in connection with the Block Trade is less than the Fair Market Value of the Put Securities, then the Holder may permanently waive such Holder’s put right pursuant this Section 7 and direct the Company to not effectuate such Block Trade, upon which direction the Company shall be deemed to have satisfied its obligations pursuant to this Section 7 with respect to such Holder.
(c)    The aggregate purchase price payable by the Company to the Holder upon any exercise of the Holder’s rights pursuant to this Section 7 (subject to Section 7(b)) shall be the product of (i) the aggregate number of Put Securities then being purchased from the Holder and (ii) the Fair Market Value of each Put Security as of the Put Closing Date (such amount, the “Put Amount”); provided, that if the Company elects to effectuate a Block Trade, the aggregate purchase price payable by the Company to the Holder upon any exercise of the Holder’s rights pursuant to this Section 7 shall be the (amount of net proceeds received by the Company in connection with the Block Trade. On the Put Closing Date, (A) the Company shall pay the Put Amount to the Holder in cash by wire transfer of immediately available funds to a bank account designated by the Holder for such purpose; and (B) assuming the Put Amount has been paid in full, the Holder shall surrender its applicable Put Securities to the Company without any representation or warranty against payment therefor as provided above. Notwithstanding anything herein to the contrary, the Holder may revoke any Put Notice at any time prior to its receipt of the Put Amount.
8.    Holder Not Deemed a Stockholder; Limitations on Liability. Except as otherwise specifically provided herein, prior to the issuance to the Holder of the Warrant Shares to which the Holder is then entitled to receive upon the due exercise of this Warrant, the Holder shall not be entitled to vote or receive dividends or be deemed the holder of shares of capital stock of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any
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securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company.
9.    Replacement on Loss; Division and Combination.
(a)    Replacement of Warrant on Loss. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and upon delivery of an indemnity reasonably satisfactory to it (it being understood that a written indemnification agreement or affidavit of loss of the Holder shall be a sufficient indemnity) and, in case of mutilation, upon surrender of such Warrant for cancellation to the Company, the Company at its own expense shall execute and deliver to the Holder, in lieu of the Warrant so lost, stolen, mutilated or destroyed, a new Warrant of like tenor and exercisable for an equivalent number of Warrant Shares as the Warrant so lost, stolen, mutilated or destroyed; provided that, in the case of mutilation, no indemnity shall be required if this Warrant in identifiable form is surrendered to the Company for cancellation.
(b)    Division and Combination of Warrant. Subject to compliance with the applicable provisions of this Warrant as to any transfer or other assignment which may be involved in such division or combination, including the provisions of Section 10, this Warrant may be divided or, following any such division of this Warrant, subsequently combined with other Warrants, upon the surrender of this Warrant or Warrants to the Company at its then principal executive offices, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the respective Holders or their agents or attorneys. Subject to compliance with the applicable provisions of this Warrant as to any transfer or assignment which may be involved in such division or combination, the Company shall at its own expense execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants so surrendered in accordance with such notice. Such new Warrant or Warrants shall be of like tenor to the surrendered Warrant or Warrants and shall be exercisable in the aggregate for an equivalent number of Warrant Shares as the Warrant or Warrants so surrendered in accordance with such notice.
10.    Compliance with the Securities Act.
(a)    Agreement to Comply with the Securities Act; Legend. The Holder, by acceptance of this Warrant, agrees to comply in all respects with the provisions of this Section 10 and the restrictive legend requirements set forth on the face of this Warrant and further agrees that such Holder shall not offer, sell or otherwise dispose of this Warrant or any Warrant Shares to be issued upon exercise hereof except under circumstances that will not result in a violation of the Securities Act. This Warrant and all Warrant Shares issued upon exercise of this Warrant (unless registered under the Securities Act) shall be stamped or imprinted with a legend in substantially the following form:
THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS AND ARE SUBJECT TO CERTAIN TRANSFER RESTRICTIONS SET
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FORTH IN THE SENIOR PREFERRED STOCK PURCHASE AGREEMENT DATED FEBRUARY 10, 2025, BY AND AMONG THE COMPANY AND THE PURCHASERS NAMED THEREIN. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OR (B) AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY AND ITS TRANSFER AGENT OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER THE SECURITIES ACT.
(b)    Cooperation. Upon request of the Holder and receipt by the Company of an opinion of counsel reasonably satisfactory to the Company to the effect that such legend is no longer required under the Securities Act and applicable state securities laws, the Company shall promptly cause the legend to be removed from any certificate or other instrument for this Warrant or Warrant Shares to be transferred in accordance with the terms of this Warrant.
(c)    Representations of the Holder. In connection with the issuance of this Warrant, the Holder specifically represents, as of the date hereof, to the Company by acceptance of this Warrant as follows:
(i)    The Holder is an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act. The Holder is acquiring this Warrant and the Warrant Shares to be issued upon exercise hereof for investment for its own account and not with a view towards, or for resale in connection with, the public sale or distribution of this Warrant or the Warrant Shares, except pursuant to sales registered or exempted under the Securities Act.
(ii)    The Holder understands and acknowledges that this Warrant and the Warrant Shares to be issued upon exercise hereof are “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that, under such laws and applicable regulations, such securities may be resold without registration under the Securities Act only in certain limited circumstances. In addition, the Holder represents that it is familiar with Rule 144 under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.
(iii)    The Holder acknowledges that it can bear the economic and financial risk of its investment for an indefinite period, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Warrant and the Warrant Shares. The Holder has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Warrant and the business, properties, prospects and financial condition of the Company.
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11.    Warrant Register. The Company shall keep and properly maintain at its principal executive offices books for the registration of the Warrant and any transfers thereof. The Company may deem and treat the Person in whose name the Warrant is registered on such register as the Holder thereof for all purposes, and the Company shall not be affected by any notice to the contrary, except any assignment, division, combination or other transfer of the Warrant effected in accordance with the provisions of this Warrant.
12.    Tax Matters.
(a)    Cooperation. The Company shall (and shall cause its subsidiaries to) use commercially reasonable efforts to promptly provide the Holder with all reasonably requested information, records, and documents related to Company and its subsidiaries in connection with the tax withholding, reporting and compliance obligations of the Holder and its Affiliates (or their direct or indirect equity owners). Without limiting the generality of the foregoing, if requested by the Holder, the Company shall promptly provide either (i)(A) a properly completed and duly executed certification that the Company is not a USRPHC in accordance with Sections 1.897-2(g)(1)(ii) and 1.897-2(h)(1) of the Treasury Regulations and (B) evidence that the Company has delivered the notice required by Section 1.897-2(h)(2) of the Treasury Regulations, or (ii) written notice of its legal inability to provide such certification.
(b)    Purchase Price Allocation. The Company and the Holder each agree, in accordance with Section 2.2(e) of the Purchase Agreement, that the fair market value of the Warrants at the Closing Date (as defined in the Purchase Agreement) is [●]. The Company and the Holder agree to use the foregoing pricing and valuation for U.S. federal income tax purposes (unless otherwise required by a final determination by the Internal Revenue Service or a court of competent jurisdiction).
13.    Notices. All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given: (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by facsimile or e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient; or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the addresses indicated below (or at such other address for a party as shall be specified in a notice given in accordance with this Section 13).
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If to the Company:	SelectQuote, Inc. 6800 West 115th Street, Suite 2511 Overland Park, Kansas 66211 Attention: Al Boulware al.boulware@selectquote.com
with a copy to:	Wachtell, Lipton, Rosen & Katz 51 West 52nd Street New York, New York 10019 Attention: Joshua A. Feltman Mark F. Veblen Email: jafeltman@wlrk.com mfveblen@wlrk.com
If to the Holder:	To the address set forth on Schedule 1.
14.    Cumulative Remedies. The rights and remedies provided in this Warrant are cumulative and are not exclusive of, and are in addition to and not in substitution for, any other rights or remedies available at law, in equity or otherwise.
15.    Equitable Relief. Each of the Company and the Holder acknowledges that a breach or threatened breach by such party of any of its obligations under this Warrant would give rise to irreparable harm to the other party hereto for which monetary damages would not be an adequate remedy and hereby agrees that in the event of a breach or a threatened breach by such party of any such obligations, the other party hereto shall, in addition to any and all other rights and remedies that may be available to it in respect of such breach, be entitled to equitable relief, including a restraining order, an injunction, specific performance and any other relief that may be available from a court of competent jurisdiction.
16.    No Impairment. The Company shall not, by amendment, modification, or waiver of any term or provision of its governing documents or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but shall at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may reasonably be requested by the Holder in order to protect the exercise rights of the Holder from impairment, consistent with the tenor and purpose of this Warrant.
17.    Entire Agreement. This Warrant and the forms attached hereto constitutes the sole and entire agreement of the parties to this Warrant with respect to the subject matter contained
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herein, and supersedes all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter.
18.    Successor and Assigns. This Warrant and the rights evidenced hereby shall be binding upon and shall inure to the benefit of the parties hereto and the successors of the Company and the successors and permitted assigns of the Holder. Such successors and/or permitted assigns of the Holder shall be deemed to be a Holder for all purposes hereunder.
19.    No Third-Party Beneficiaries. This Warrant is for the sole benefit of the Company and the Holder and their respective successors and, in the case of the Holder, permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever, under or by reason of this Warrant.
20.    Headings. The headings in this Warrant are for reference only and shall not affect the interpretation of this Warrant.
21.    Amendment and Modification; Waiver. Except as otherwise provided herein, this Warrant may only be amended, modified or supplemented by an agreement in writing signed by the Company and the Required Holders; provided that no such amendment or waiver shall, without the written consent of the Company and the Holder, (a) change the number of Warrant Shares issuable upon exercise of the Warrant or the Exercise Price, (b) shorten the Exercise Period, or (c) amend, modify or waive the provisions of this Section 21. Any amendment or waiver effected in compliance with this Section 21 shall be binding upon the Company and the Holder. No waiver by the Company or the Holders of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. No waiver by any party shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. No failure to exercise, or delay in exercising, any rights, remedy, power or privilege arising from this Warrant shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.
22.    Severability. If any term or provision of this Warrant is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Warrant or invalidate or render unenforceable such term or provision in any other jurisdiction.
23.    Governing Law. This Warrant shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of laws of any jurisdiction other than those of the State of Delaware.
24.    Submission to Jurisdiction. Each party hereby irrevocably agrees and consents to be subject to the exclusive jurisdiction of the Court of Chancery of the State of Delaware, or, if
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the Court of Chancery lacks jurisdiction, the United States District Court for the District of Delaware or the Superior Court of the State of Delaware, in any suit, action or proceeding described in the immediately preceding sentence. Each party hereby irrevocably consents to the service of any and all process in any such suit, action or proceeding by the delivery of such process to such party at the address and in the manner provided in this Warrant. Each of the parties hereto irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Warrant or the transactions contemplated hereby in (i) the Court of Chancery of the State of Delaware, (ii) the United States District Court for the District of Delaware or (iii) the Superior Court of the State of Delaware, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.
25.    Waiver of Jury Trial. Each party acknowledges and agrees that any controversy which may arise under this Warrant is likely to involve complicated and difficult issues and, therefore, each such party irrevocably and unconditionally waives any right it may have to a trial by jury in respect of any legal action arising out of or relating to this Warrant or the transactions contemplated hereby.
26.    Counterparts. This Warrant may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Warrant delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Warrant.
27.    No Strict Construction. This Warrant shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted.
[Signature page follows]

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IN WITNESS WHEREOF, the Company has duly executed this Warrant on the Original Issue Date.

SELECTQUOTE, INC.
By: ___________________________ Name: Title:
Accepted and agreed,

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Exhibit A
Form of Exercise Notice
Date: _________
TO: SelectQuote, Inc.
RE: Election to Exercise Warrant
The undersigned, pursuant to the provisions set forth in the attached Warrant, hereby irrevocably elects to exercise such Warrant and notifies you of such election to purchase [●] Warrant Shares. The undersigned, in accordance with Section 3 of the Warrant, hereby agrees to pay the aggregate Exercise Price for such shares of Common Stock by means of the manner specified below. In the event that the undersigned desires to use a combination of such methods, such intent should be described in detail below. A new Warrant evidencing the remaining shares of Common Stock covered by such Warrant, but not yet subscribed for and purchased, if any, should be issued in the name set forth below.
Number of Shares of Common Stock: ____________________
Aggregate Exercise Price: ___________________________
Cashless Exercise: ☐ ___________________________

Warrantholder:
By:
Name:
Title:

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Exhibit B
Form of Warrant Assignment
Date: _________
    For value received, [ ] (“Assignor”), hereby sells, assigns and transfers unto [ ] (“Assignee”), and Assignee hereby acquires and assumes, all of Assignor’s right, title, and interest in and to warrants (the “Assigned Warrants”) to purchase [ ] shares of Common Stock of SelectQuote, Inc., a Delaware corporation, evidenced by that certain SelectQuote, Inc. Warrant to Purchase Common Stock, Warrant Certificate No. W-[1], issued as of [ ], 2025 (as the same may be amended from time to time in accordance with its terms, the “Warrant”). Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Warrant.
Assignee hereby acknowledges, agrees and confirms that, by its execution of this Warrant Assignment, it shall become a party to the Warrant as a “Holder” thereunder and shall be fully bound by and subject to all of the covenants, terms and conditions of the Warrant as though an original party thereto and shall be deemed and is hereby confirmed as, a Holder for all purposes thereof and entitled to all the rights incidental thereto, as of the date first written above, in each case to the extent of the Assigned Warrants.
The Transferee hereby makes the representations and warranties of a Holder set forth in Section 10(c) of the Warrant.
IN WITNESS WHEREOF, the undersigned has executed this Warrant Assignment as of the date first written above and hereby authorizes this document to be attached to a counterpart of the Warrant.

[ ], ASSIGNOR

By:
Name:
Title:

[ ], ASSIGNEE

By:
Name:
Title:

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Acknowledged and Agreed:
SELECTQUOTE, INC.

By:
Name:
Title:

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Schedule 1

Holders

.
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EXHIBIT B-2

FORM OF TRANCHE B WARRANT
See attached

Strictly Confidential
Final Form

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS AND ARE SUBJECT TO CERTAIN TRANSFER RESTRICTIONS SET FORTH IN THE SENIOR PREFERRED STOCK PURCHASE AGREEMENT, DATED FEBRUARY 10, 2025, BY AND AMONG THE COMPANY AND THE HOLDER. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OR (B) AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS AS MAY BE EVIDENCED BY A LEGAL OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY AND ITS TRANSFER AGENT OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER THE SECURITIES ACT.
SELECTQUOTE, INC.
WARRANT TO PURCHASE COMMON STOCK
Warrant Certificate No.: W-[●]
Original Issue Date: [●], 202[●]
FOR VALUE RECEIVED, SelectQuote, Inc., a Delaware corporation (the “Company”), hereby certifies that each of the parties identified on Schedule 1 hereto, or its registered assigns (individually or collectively as the context may require, the “Holder,” it being understood that each of the Holder parties identified on Schedule 1 hereto shall be entitled to exercise rights under this Warrant independently with respect to its share of the Maximum Number as set forth on such schedule, as if it were the only Holder party hereto with respect to such shares of Common Stock) is entitled to purchase from the Company the number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock specified on Schedule 1 hereto (being [●] shares of Common Stock in aggregate; such aggregate number, subject to adjustment as provided herein, the “Maximum Number”) at a purchase price per share equal to the applicable Exercise Price (as defined below), all subject to the terms, conditions and adjustments set forth below in this Warrant. Certain capitalized terms used herein are defined in Section 1 hereof.
This Warrant has been issued pursuant to the terms of that certain Senior Preferred Stock Purchase Agreement, dated as of February 10, 2025 by and among the Company and the Holder (the “Purchase Agreement”).
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1.    Definitions. As used in this Warrant, the following terms have the respective meanings set forth below:
“Affiliate” means, as applied to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, that Person. For the purposes of this definition, “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of that Person, whether through the ability to exercise voting power, by contract or otherwise.
“Aggregate Exercise Price” means an amount equal to the product of (a) the number of Warrant Shares in respect of which this Warrant is then being exercised pursuant to Section 3 hereof, multiplied by (b) the Exercise Price in effect as of the Exercise Date in accordance with the terms of this Warrant.
“Board” means the board of directors of the Company.
“Business Day” means any day, except a Saturday, Sunday or legal holiday, on which banking institutions in New York City are authorized or obligated by law or executive order to close.
“Cashless Exercise” has the meaning set forth in Section 3(b)(ii).
“Certificate of Designation” means that certain Certificate of Designation adopted by the Company on February [28], 2025.
“Code” has the meaning set forth in the Purchase Agreement.
“Common Stock” means the common stock, par value $0.01 per share, of the Company, and any capital stock into which such Common Stock shall have been converted, exchanged or reclassified following the date hereof.
“Company” has the meaning set forth in the preamble.
“Credit Agreement” means that certain Credit Agreement dated as of November 5, 2019 by and among (a) SelectQuote, Inc., a Delaware corporation, as borrower, (b) certain subsidiaries of SelectQuote, Inc. from time to time party thereto, (c) each lender from time to time party thereto and (d) Ares Capital Corporation as administrative agent for the lenders (as amended, restated, amended and restated, supplemented or otherwise modified from time to time).
“Distribution Fair Market Value” means, with respect to any security or other assets, the fair market value of such security or other assets as determined by the Board in good faith based on the advice of a nationally recognized independent investment banking firm retained by the Company for this purpose, evidenced by a certified resolution of the fair market value from the Board delivered as promptly as practicable to the Holder; provided, that in the event of any dividend or distribution of securities which become publicly traded upon
B2-3

completion of the dividend or distribution, the Distribution Fair Market Value of such securities shall be the volume weighted average of the closing sales prices of such securities on all domestic securities exchanges on which such securities may at the time be listed, for the five (5) trading days following the effective date of such dividend or distribution. For the avoidance of doubt, the Distribution Fair Market Value of cash shall be the amount of such cash.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
“Exercise Date” means, for any given exercise of this Warrant, the date on which the Holder elects to exercise this Warrant as set forth in Section 3 at or prior to 5:00 p.m., New York City time, on a Business Day.
“Exercise Notice” has the meaning set forth in Section 3(a)(i).
“Exercise Period” has the meaning set forth in Section 2.
“Exercise Price” means an amount equal to the thirty (30)-day volume weighted average of the closing sales price of the Common Stock of the Company, determined on the date which is forty-five (45) days following the date of the Purchase Agreement (the “VWAP”), provided, that if the VWAP is (i) less than $2.15, the Exercise Price shall be equal to $2.15, and (ii) greater than $4.00, the Exercise Price shall be equal to $4.00, in each case, subject to adjustment pursuant to Section 4.
“Fair Market Value” means, as of any particular date: (a) the volume weighted average of the closing sales prices of the Warrant Shares for such day on all domestic securities exchanges on which the Warrant Shares may at the time be listed; (b) if there have been no sales of the Warrant Shares on any such exchange on any such day, the average of the highest bid and lowest asked prices for the Warrant Shares on all such exchanges at the end of such day; (c) if on any such day the Warrant Shares are not listed on a domestic securities exchange, the closing sales price of the Warrant Shares as quoted on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association for such day; or (d) if there have been no sales of the Warrant Shares on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association on such day, the average of the highest bid and lowest asked prices for the Warrant Shares quoted on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association at the end of such day; in each case, averaged over twenty (20) consecutive Business Days ending on the Business Day immediately prior to the day as of which “Fair Market Value” is being determined; provided, that if the Warrant Shares are listed on any domestic securities exchange, the term “Business Day” as used in this sentence means Business Days on which such exchange is open for trading. If at any time the Warrant Shares are not listed on any domestic securities exchange or quoted on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association, the “Fair Market Value” of the Warrant Shares shall be the fair market value per share as determined jointly by the Board and the Holder in good faith; provided, that if the Board and the Holder are unable to agree on the fair market value per Warrant Share within a reasonable period of time (not to exceed twenty (20) days from the Company’s receipt of the Exercise Notice), such fair market value shall be determined by a
B2-4

nationally recognized investment banking, accounting or valuation firm engaged by the Company and jointly selected by the Board and the Holder. The determination of such firm shall be final and conclusive, and the fees and expenses of such valuation firm shall be borne equally by the Company and the Holder. In determining the Fair Market Value of the Warrant Shares in accordance with the last sentence of the preceding paragraph, an orderly sale transaction between a willing buyer and a willing seller shall be assumed, using valuation techniques then prevailing in the securities industry without regard to the lack of liquidity of the Warrant Shares due to any restrictions (contractual or otherwise) applicable thereto or any discount for minority interests and assuming full disclosure of all relevant information and a reasonable period of time for effectuating such sale and assuming the sale of all of the issued and outstanding Warrant Shares (including fractional interests) calculated on a fully diluted basis to include the conversion or exchange of all securities then outstanding that are convertible into or exchangeable for Warrant Shares and the exercise of all rights and warrants then outstanding and exercisable to purchase Warrant Shares or securities convertible into or exchangeable for Warrant Shares; provided, that such assumption shall not include those securities, rights and warrants (i) owned or held by or for the account of the Company or any of its subsidiaries, or (ii) convertible or exchangeable into Warrant Shares where the conversion, exchange, or exercise price per Warrant Share is greater than the Fair Market Value.
“Fundamental Transaction” means any public offering of securities of the Company, sale of the Company (pursuant to a merger, sale of stock, or otherwise), or any other transaction, event, or circumstance described in Section 4.
“Governmental Authority” means any federal, foreign, local, municipal, state, or other government; any regulatory or administrative agency, commission, body, or other authority holding any administrative, executive, judicial, legislative, regulatory, or taxing authority or power; any self-regulated organization or other non-governmental regulatory authority or quasi-governmental authority (to the extent that the rules, regulations, or orders of such organization or authority have the force of law); any court, arbitrator, or governmental tribunal having jurisdiction; any agency, division, bureau, department, or other political subdivision of any government, entity, or organization described in the foregoing clauses of this definition.
“Holder” has the meaning set forth in the preamble.
“Maximum Number” has the meaning set forth in the preamble.
“Original Issue Date” means [●], 202[●], the date on which the Warrant was issued by the Company pursuant to the Purchase Agreement.
“OTC Bulletin Board” means the Financial Industry Regulatory Authority OTC Bulletin Board electronic inter-dealer quotation system (or any successor quotation system).
“Person” means any individual, sole proprietorship, partnership, limited liability company, corporation, joint venture, trust, incorporated organization or government or department or agency thereof.
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“Pink OTC Markets” means the OTC Markets Group Inc. electronic inter-dealer quotation system, including OTCQX, OTCQB and OTC Pink (or any successor quotation system, in each case).
“Pro Rata Repurchase” means any purchase of shares of Common Stock by the Company or any Affiliate thereof pursuant to (A) any tender offer or exchange offer subject to Section 13(e) of the Exchange Act, or (B) pursuant to any other offer available to substantially all holders of Common Stock, in each case whether for cash, shares of capital stock, other securities (including rights), evidences of indebtedness or any other assets (whether of the Company, any subsidiary thereof or any other Person), or any combination thereof, effected while this Warrant is outstanding; provided, that “Pro Rata Repurchase” shall not include any purchase of shares by the Company or any Affiliate thereof made (i) in accordance with the requirements of Rule 10b-18 as in effect under the Exchange Act, or (ii) pursuant to an open-market share repurchase program or a negotiated derivative transaction with one or more bank counterparties.
“Pro Rata Repurchase Effective Date” means the date of acceptance of shares for purchase or exchange under any tender or exchange offer which is a Pro Rata Repurchase or the date of purchase with respect to any Pro Rata Repurchase that is not a tender or exchange offer.
“Required Holders” means, as of any date of determination, the holders of the Warrants representing at least a majority of the shares of Common Stock underlying the warrants issued pursuant to that certain Senior Preferred Stock Purchase Agreement, dated as of February 10, 2025 by and among the Company and NL Monarch Holdings II LLC and that certain Senior Preferred Stock Purchase Agreement, dated as of February 10, 2025 by and among the Company and NL Monarch Holdings LLC then outstanding as of such date.
“Securities Act” means the Securities Act of 1933, as amended, or any successor statute, and the rules and regulations promulgated thereunder.
“Senior Perpetual Preferred Stock” means the Senior Perpetual Preferred Stock of the Company issued in accordance with the Certificate of Designation.

“Treasury Regulations” means all final and temporary United States federal income tax regulations issued under the Code by the United States Department of the Treasury.

“Warrant” means this Warrant and all warrants issued upon division or combination of, or in substitution for, this Warrant.
“Warrant Shares” means the shares of Common Stock of the Company then purchasable upon exercise of this Warrant in accordance with the terms of this Warrant.
2.    Term of Warrant. Subject to the terms and conditions hereof, at any time or from time to time after the date hereof and prior to 5:00 p.m., New York City time, on the date that is ten years following the Original Issue Date (the “Expiration Date”) or, if such day is not a Business Day, on the next Business Day (the “Exercise Period”), the Holder of this Warrant may
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exercise any rights under this Warrant for all or any part of the applicable Warrant Shares purchasable hereunder (subject to adjustment as provided herein).
3.    Exercise of Warrant; Cancellation.
(a)    Exercise Procedure. On the Expiration Date, if the then current Fair Market Value per Warrant Share is greater than the Exercise Price per Warrant Share, this Warrant shall automatically be deemed on and as of such date to be exercised pursuant to Section 3(b)(ii) as to all Warrant Shares for which it shall not previously have been exercised, and the Company shall, as soon as practicable thereafter, deliver the applicable Warrant Shares in accordance with Section 3(c). Additionally, this Warrant may be exercised at any time and from time to time on any Business Day during the Exercise Period, for all or any part of the unexercised Warrant Shares, upon:
(i)    surrender of this Warrant to the Company at its then principal executive offices (or an indemnification undertaking with respect to this Warrant in the case of its loss, theft or destruction), together with an Exercise Notice in the form attached hereto as Exhibit A (each, an “Exercise Notice”), duly completed (including specifying the number of Warrant Shares to be purchased) and executed; and
(ii)    payment to the Company of the Aggregate Exercise Price in accordance with Section 3(b).
(b)    Payment of the Aggregate Exercise Price. Payment of the Aggregate Exercise Price shall be made, at the option of the Holder as expressed in the Exercise Notice, by the following methods:
(i)    by delivery to the Company of a certified or official bank check payable to the order of the Company or by wire transfer of immediately available funds to an account designated in writing by the Company, in the amount of such Aggregate Exercise Price;
(ii)    by instructing the Company to withhold a number of Warrant Shares then issuable upon exercise of this Warrant such that, without payment of any cash consideration or other immediately available funds, the Holder shall surrender this Warrant in exchange for the number of Warrant Shares as is computed using the following formula (a “Cashless Exercise”):
X = [Y * (A - B)] ÷ A
Where:
X = the number of Warrant Shares to be issued to the Holder;
Y = the total number of Warrant Shares for which the Holder has elected to exercise this Warrant pursuant to Section 3(a);
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A = the Fair Market Value of one Warrant Share as of the applicable Exercise Date; and
B = the Exercise Price in effect under this Warrant as of the applicable Exercise Date; or
(iii)    any combination of the foregoing.
In the event of any withholding of Warrant Shares pursuant to clause (ii) or (iii) above where the number of shares whose value is equal to the Aggregate Exercise Price is not a whole number, the number of shares withheld by or surrendered to the Company shall be rounded up to the nearest whole shares and the Company shall make a cash payment to the Holder (by delivery of a certified or official bank check or by wire transfer of immediately available funds) based on the incremental fraction of a share being so withheld by or surrendered to the Company in an amount equal to the product of (x) such incremental fraction of a share being so withheld or surrendered multiplied by (y) the Fair Market Value per Warrant Share as of the Exercise Date.
(c)    Delivery of Warrant Shares. Upon receipt by the Company of the Exercise Notice, surrender of this Warrant and payment of the Aggregate Exercise Price (in accordance with Section 3(a) hereof), the Company shall, as promptly as practicable, and in any event within three (3) Business Days thereafter, at the option of the Holder, (A) execute (or cause to be executed) and deliver (or cause to be delivered) to the Holder a certificate or certificates representing the Warrant Shares issuable upon such exercise, (B) cause to be issued to the Holder by entry on the books of the Company (or the Company’s transfer agent, if any) or (C) credit the account of the Holder’s prime broker with the Depository Trust Company through its Deposit/Withdrawal at Custodian system if the Company is then a participant in such system, the Warrant Shares issuable upon such exercise, in each case, together with cash in lieu of any fraction of a share, as provided in Section 3(d) hereof. The Warrant Shares so delivered shall be, to the extent possible, in such denomination or denominations as the exercising Holder shall reasonably request in the Exercise Notice and shall be registered in the name of the Holder (or Holder’s prime broker) or, subject to compliance with Section 5 below, such other Person’s name as shall be designated in the Exercise Notice. This Warrant shall be deemed to have been exercised and such Warrant Shares shall be deemed to have been issued, and the Holder or any other Person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares for all purposes, as of the Exercise Date. The Company shall not be required to deliver Warrant Shares through the system of the Depositary Trust Company if it determines that pursuant to Section 10 a legend is required to be included on such Warrant Shares being delivered.
(d)    Fractional Shares. The Company shall not be required to issue a fractional Warrant Share upon exercise of any Warrant. As to any fraction of a Warrant Share that the Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay to such Holder an amount in cash (by delivery of a certified or official bank check or by wire transfer of immediately available funds) equal to the product of (i) such fraction multiplied by (ii) the Fair Market Value of one Warrant Share on the Exercise Date.
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(e)    Update of Schedule; Delivery of New Warrant.
(i)    The Company shall, at the time of delivery of the Warrant Shares being issued in accordance with Section 3(c) hereof, update Schedule 1 hereto to reflect the exercise of this Warrant.
(ii)    Unless the purchase rights represented by this Warrant shall have expired or shall have been fully exercised, at the request of any Holder, the Company shall promptly deliver to such Holder a new Warrant evidencing the rights of such Holder to purchase the unexpired and unexercised Warrant Shares called for by this Warrant; provided that such new Warrant shall be issued directly to the Holder without reference to any other Holder on Schedule 1. Such new Warrant shall in all other respects be identical to this Warrant.
(f)    Valid Issuance of Warrant and Warrant Shares; Payment of Taxes. With respect to the exercise of this Warrant, the Company hereby represents, covenants and agrees:
(i)    This Warrant is, and any Warrant issued in substitution for or replacement of this Warrant shall be, upon issuance, duly authorized and validly issued.
(ii)    All Warrant Shares issuable upon the exercise of this Warrant pursuant to the terms hereof shall be, upon issuance, and the Company shall take all such actions as may be necessary or appropriate in order that such Warrant Shares are, validly issued, fully paid and non-assessable, issued without violation of any preemptive or similar rights of any stockholder of the Company. Such Warrant Shares, and this Warrant, shall be issued free and clear of all taxes, liens and charges.
(iii)    The Company shall take all actions as may be necessary to ensure that all Warrant Shares are issued without violation by the Company of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Common Stock or other securities constituting Warrant Shares may be listed at the time of such exercise (except for official notice of issuance which shall be immediately delivered by the Company upon each such issuance).
(iv)    The Company shall cause the Warrant Shares, immediately upon exercise of the Warrants therefor, to be listed on any domestic securities exchange upon which shares of Common Stock or other securities constituting Warrant Shares are listed at the time of such exercise.
(v)    The Company shall pay all expenses in connection with, and all taxes and other governmental charges that may be imposed with respect to, the issuance or delivery of Warrant Shares upon exercise of this Warrant; provided that the Company shall not be required to pay any Tax or governmental charge that may be imposed with respect to the issuance or delivery of the Warrant Shares to any Person other than the Holder, to the extent such Tax or governmental charge would not have been imposed with respect to the issuance or delivery of the Warrant Shares to the Holder, and if such a Tax or governmental charge applies, no such issuance or delivery shall be made unless and until the Person requesting such issuance
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has paid to the Company the amount of any such Tax, or has established to the satisfaction of the Company that such Tax has been paid.
(vi)    This Warrant, the execution, delivery, and performance by the Company of its obligations hereunder, the issuance of the Warrant Shares as contemplated hereby, and the consummation of the other transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any Governmental Authority, except as may be required by federal or state securities laws or as has been obtained, given, effected, or taken prior to, and that remain in full force and effect as of, the date hereof.
(vii)    The Company is not, and has not been at any time during the five-year period ending on the Original Issue Date, a “United States real property holding corporation” within the meaning of Section 897(c) of the Code (a “USRPHC”).
(g)    Conditional Exercise. Notwithstanding any other provision hereof, if an exercise of any portion of this Warrant is to be made in connection with a Fundamental Transaction, such exercise may at the election of the Holder be conditioned upon the consummation of such Fundamental Transaction, in which case such exercise shall not be deemed to be effective until immediately prior to the consummation of such Fundamental Transaction.
(h)    Reservation of Shares. During the Exercise Period, the Company shall at all times reserve and keep available out of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of issuance upon the exercise of this Warrant, the Maximum Number of Warrant Shares issuable upon the exercise of this Warrant, and the par value per Warrant Share shall at all times be less than or equal to the applicable Exercise Price. The Company shall not increase the par value of any Warrant Shares receivable upon the exercise of this Warrant above the Exercise Price then in effect, and shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.
(i)    Limitation on Exercise. Notwithstanding anything to the contrary herein or in the Purchase Agreement, the Holder shall not seek to, and shall not, exercise this Warrant, for a number of Warrant Shares in excess of that number of Warrant Shares which, upon giving effect to such exercise would cause, or immediately prior to such exercise, (i) the aggregate number of shares of Common Stock beneficially owned by the Holder, its Affiliates and any Persons who are members of a Section 13(d) group with such Holder or its Affiliates to exceed 4.99% (the “Maximum Individual Holder Percentage”) of the total number of issued and outstanding shares of Common Stock of the Company following such exercise, or (ii) the combined voting power of the securities of the Company beneficially owned by the Holder and its Affiliates and any other Persons who are members of a Section 13(d) group with such Holder or its Affiliates to exceed the Maximum Individual Holder Percentage of the combined voting power of all of the securities of the Company then outstanding following such exercise. For purposes of this paragraph, beneficial ownership and whether a Holder is a member of a Section 13(d) group shall be calculated and determined in accordance with Section 13(d) of the
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Exchange Act and the rules promulgated thereunder. For purposes of this Warrant, in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Company’s most recent Quarterly Report on Form 10-Q or Annual Report on Form 10-K, as the case may be, filed with the Commission prior to the date hereof, (y) a more recent public announcement by the Company or (z) any other notice by the Company or the Company’s transfer agent setting forth the number of shares of Common Stock outstanding. Upon the reasonable written request of the Holder, the Company shall use its reasonable best efforts to, within three (3) trading days, confirm in writing or by electronic mail to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder and its Affiliates and any Persons who are members of a Section 13(d) group with such Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. By written notice to the Company, the Holder may from time to time increase or decrease the Maximum Individual Holder Percentage to any other percentage specified not in excess of 9.99% specified in such notice; provided that any such increase will not be effective until the sixty-first (61st) day after such notice is delivered to the Company. For purposes of this Section 3(i), the aggregate number of shares of Common Stock or voting securities beneficially owned by the Holder and its Affiliates and any other Persons who are members of a Section 13(d) group with such Holder or its Affiliates shall include the shares of Common Stock issuable upon: (A) the exercise of this Warrant with respect to which such determination is being made plus the remaining unexercised and non-cancelled portion of this Warrant but taking into account the limitations on exercise contained herein, but shall exclude the number of shares of Common Stock which would otherwise be issuable upon exercise of the remaining unexercised and non-cancelled portion of this Warrant but for the limitations on exercise contained herein; and (B) the exercise or conversion of the unexercised, non-converted or non-cancelled portion of any other securities of the Company beneficially owned by the Holder or any of its Affiliates and other Persons who are members of a Section 13(d) group with such Holder or its Affiliates that do not have voting power (including without limitation any securities of the Company which would entitle the holder thereof to acquire at any time Common Stock, including without limitation any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock), but shall exclude any such securities subject to any further limitation on conversion or exercise analogous to the limitation contained herein. Notwithstanding anything to the contrary herein, (1) to the extent that the limitation contained in this Section 3(i) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any of its Affiliates and other Persons who are members of a Section 13(d) group with such Holder) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of a Notice of Exercise shall be deemed to be the Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any of its Affiliates and other Persons who are members of a Section 13(d) group with such Holder) and of which portion of this Warrant is exercisable, in each case subject to the Maximum Individual Holder Percentage, and the Company shall have no obligation to verify or confirm the accuracy of such determination, and (2) a determination as to any group status as contemplated above shall be
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determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder and the Company shall have no obligation to verify or confirm the accuracy of such determination.
(j)    Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.
4.    Adjustment to Exercise Price and Number of Warrant Shares. The Exercise Price, the number of Warrant Shares issuable upon exercise of this Warrant and the consideration this Warrant is exercisable into shall be subject to adjustment from time to time as provided in this Section 4 (in each case, after taking into consideration any prior adjustments pursuant to this Section 4).
(a)    Adjustment to Exercise Price and Warrant Shares Upon Dividend, Subdivision or Combination of Common Stock. If the Company shall, at any time or from time to time after the Original Issue Date, (i) pay a dividend or make any other distribution upon the Common Stock or any other capital stock of the Company payable in shares of Common Stock, or (ii) subdivide (by any stock split, recapitalization or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to any such dividend, distribution or subdivision shall be proportionately reduced and the number of Warrant Shares issuable upon exercise of this Warrant shall be proportionately increased. If the Company at any time combines (by combination, reverse stock split or otherwise) its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased and the number of Warrant Shares issuable upon exercise of this Warrant shall be proportionately decreased. Any adjustment under this Section 4(a) shall become effective at the close of business on the date the dividend, subdivision or combination becomes effective.
(b)    Adjustment to Exercise Price Upon Cash and Non-Cash Dividends. If the Company shall, at any time or from time to time after the Original Issue Date, declare, order, pay or make a dividend or other distribution (by spin-off or otherwise) on shares of Common Stock in cash, shares of capital stock, other securities (including rights), evidences of indebtedness or any other assets (whether of the Company, any subsidiary thereof or any other Person), or any combination thereof, excluding (i) dividends or distributions subject to adjustment pursuant to Section 4(a) or (ii) dividends or distributions of rights in connection with the adoption of a stockholder rights plan in customary form (including with respect to the receipt of such rights in respect of shares of Common Stock (including Warrant Shares) issued subsequent to the initial dividend or distribution of such rights), then in each such case, the Exercise Price in effect immediately prior thereto shall be reduced by the Distribution Fair Market Value of the cash, securities and/or any other assets, as applicable, to be so paid or distributed in such dividend or distribution in respect of one share of Common Stock (in each case as of the record date of such dividend or distribution). Any adjustment under this Section 4(b) shall become effective at the close of business on the record date for the dividend or distribution. Notwithstanding the foregoing, in the event that the Distribution Fair Market Value of the cash, securities and/or any
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other assets, as applicable, to be so paid or distributed in such dividend or distribution in respect of one share of Common Stock (in each case as of the record date of such dividend or distribution) is equal to or greater than the Exercise Price on such record date, then, in lieu of any adjustment to the Exercise Price under the foregoing provisions of this Section 4(b) in respect of such dividend or distribution, proper provision shall be made such that upon exercise of this Warrant, the Holder shall receive, in addition to the applicable Warrant Shares, the amount and kind of such cash, securities and/or any other assets such Holder would have received had such Holder exercised this Warrant immediately prior to such record date. In the event that such dividend or other distribution is not so made, the Exercise Price then in effect shall be readjusted, effective as of the date when the Board determines not to distribute such cash, shares of capital stock, other securities (including rights), evidences of indebtedness or any other assets (whether of the Company, any subsidiary thereof or any other Person), or any combination thereof, as the case may be, to the Exercise Price that would then be in effect if such record date had not been fixed.
(c)    Certain Repurchases of Common Stock. In case the Company effects a Pro Rata Repurchase of Common Stock, then the Exercise Price shall be reduced to the price determined by multiplying the Exercise Price in effect immediately prior to the Pro Rata Repurchase Effective Date by a fraction of which the numerator shall be (i) the product of (x) the number of shares of Common Stock outstanding immediately prior to such Pro Rata Repurchase and (y) the Fair Market Value of a share of Common Stock on the trading day immediately preceding the first public announcement by the Company or any of its Affiliates of the intent to effect such Pro Rata Repurchase, minus (ii) the aggregate purchase price of the Pro Rata Repurchase, and of which the denominator shall be the product of (x) the number of shares of Common Stock outstanding immediately prior to such Pro Rata Repurchase minus the number of shares of Common Stock so repurchased and (y) the Fair Market Value per share of Common Stock on the trading day immediately preceding the first public announcement by the Company or any of its Affiliates of the intent to effect such Pro Rata Repurchase. In such event, the number of shares of Common Stock issuable upon the exercise of this Warrant in full shall be increased to the number obtained by dividing (i) the product of (x) the number of shares of Common Stock issuable upon the exercise of this Warrant before such adjustment, and (y) the Exercise Price in effect immediately prior to the Pro Rata Repurchase giving rise to this adjustment by (ii) the new Exercise Price determined in accordance with the immediately preceding sentence. Any adjustment under this Section 4(b) shall become effective at the close of business on the Pro Rata Repurchase Effective Date.
(d)    Adjustment to Warrant Shares Upon Reorganization, Reclassification, Consolidation or Merger. In the event of any (i) capital reorganization of the Company, (ii) reclassification of the stock of the Company (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split-up or combination of shares), (iii) consolidation or merger of the Company with or into another Person, (iv) sale of all or substantially all of the Company’s assets to another Person or (v) other similar transaction (other than any such transaction covered by Section 4(a)), in each case which entitles the holders of Common Stock to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock, this
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Warrant shall, immediately after such reorganization, reclassification, consolidation, merger, sale or similar transaction, remain outstanding and shall thereafter, in lieu of or in addition to (as the case may be) the number of Warrant Shares then exercisable under this Warrant, be exercisable for the kind and number of shares of stock or other securities or assets of the Company or of the successor Person resulting from such transaction to which the Holder would have been entitled upon such reorganization, reclassification, consolidation, merger, sale or similar transaction if the Holder had exercised this Warrant in full immediately prior to the time of such reorganization, reclassification, consolidation, merger, sale or similar transaction and acquired the applicable number of Warrant Shares then issuable hereunder as a result of such exercise. The provisions of this Section 4(d) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales or similar transactions.
(e)    Certain Events. If any event of the type contemplated by the provisions of this Section 4 but not expressly provided for by such provisions occurs, then the Board shall make an appropriate adjustment in the number of Warrant Shares issuable upon exercise of this Warrant so as to protect the rights of the Holder in a manner consistent with the provisions of this Section 4; provided, that no such adjustment pursuant to this Section 4(e) shall decrease the number of Warrant Shares issuable as otherwise determined pursuant to this Section 4.
(f)    In the event that, other than in the ordinary course of business consistent with past practice, the Company grants or issues any equity securities or equity-based awards to a Covered Person (as defined below), whether pursuant to an equity issuance or an amendment or other adjustment to (or interpretation of) an existing award and whether pursuant to the Company’s equity-based incentive plans or otherwise (each, an “Incentive Adjustment”), then the Board shall, in good faith, adjust the number of Warrant Shares issuable upon exercise of this Warrant and/or the Exercise Price so as to protect the rights of the Holder from the dilutive effects of the Incentive Adjustment; provided, that no such adjustment pursuant to this Section 4(f) shall decrease the number of Warrant Shares issuable as otherwise determined pursuant to this Section 4(e) or increase the Exercise Price. A “Covered Person” shall mean any member of senior management or the Board, in each case serving in such position on the Original Issue Date.
(g)    Certificate as to Adjustment.
(i)    As promptly as reasonably practicable following any adjustment of the Exercise Price, but in any event not later than three (3) Business Days thereafter, the Company shall furnish to the Holder a certificate of an executive officer setting forth in reasonable detail such adjustment and the facts upon which it is based and certifying the calculation thereof.
(ii)    As promptly as reasonably practicable following the receipt by the Company of a written request by the Holder, but in any event not later than three (3) Business Days thereafter, the Company shall furnish to the Holder a certificate of an executive officer certifying the Exercise Price then in effect and the number of Warrant Shares or the amount, if any, of other shares of stock, securities or assets then issuable upon exercise of the Warrant.
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(h)    Notices. In the event:
(i)    that the Company shall take a record of the holders of its Common Stock (or other capital stock or securities at the time issuable upon exercise of the Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, to receive any right to subscribe for or purchase any shares of capital stock of any class or any other securities, or to receive any other security;
(ii)    of any capital reorganization of the Company, any reclassification of the Common Stock of the Company, any consolidation or merger of the Company with or into another Person, or sale of all or substantially all of the Company’s assets to another Person; or
(iii)    of the voluntary or involuntary dissolution, liquidation or winding-up of the Company;
then, and in each such case, the Company shall send or cause to be sent to the Holder at least ten (10) Business Days prior to the applicable record date or the applicable expected effective date, as the case may be, for the event, a written notice specifying, as the case may be, (A) the record date for such dividend, distribution, meeting or consent or other right or action, and a description of such dividend, distribution or other right or action to be taken at such meeting or by written consent, or (B) the effective date on which such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up is proposed to take place, and the date, if any is to be fixed, as of which the books of the Company shall close or a record shall be taken with respect to which the holders of record of Common Stock (or such other capital stock or securities at the time issuable upon exercise of the Warrant) shall be entitled to exchange their shares of Common Stock (or such other capital stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, and the amount per share and character of such exchange applicable to the Warrant and the Warrant Shares.
5.    Transfer of Warrant. Subject to applicable federal and state securities laws and the transfer conditions referred to in the legend endorsed hereon and in Section 10, this Warrant and all rights hereunder are freely transferrable by the Holder to any Person at any time, in whole or in part by the execution of the transferor Holder and transferee of a Warrant Assignment in substantially the form of Exhibit B hereto. For a transfer of this Warrant as an entirety by the Holder, upon surrender of this Warrant to the Company at its then principal executive offices, the Company shall issue a new Warrant of the same denomination to the assignee. For a transfer of this Warrant with respect to a portion of the Warrant Shares, upon surrender of this Warrant to the Company at its then principal executive offices, the Company shall issue a new Warrant to the assignee, in such denomination as shall be requested by the Holder, and shall either update Schedule 1 hereto to reflect such transfer or issue to the Holder a new Warrant covering the number of shares in respect of which this Warrant shall not have been transferred. For the avoidance of doubt, there are no contractual restrictions on transfer of any Warrant Shares. Notwithstanding anything to the contrary herein, this Warrant shall not, without the prior written consent of the Company, be transferrable or be transferred to, other than to an existing Holder (including, for the avoidance of doubt, any Lead Investor (as defined in the Purchase
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Agreement)) or an Affiliate thereof, (a) any Person agreed in writing between the Company and the Required Holders as of the date hereof and any additional Person requested by the Company in writing that the Required Holders do not object to as not reasonably considered a meaningful competitor of the Company within ten (10) Business Days of such request, (b) any Person that the Holder knows beneficially owns more than five percent (5%) of the Company’s Common Stock on a fully diluted basis (provided that the Holder shall be deemed to know that Person owns more than beneficially owns more than five percent (5%) of the Company’s Common Stock if such Person has, prior to the date of transfer, filed a Schedule 13D or Schedule 13G disclosing such beneficial ownership), or (c) any Person that holds itself out as an “activist” investor or is otherwise identified as an activist investor on the most-recently available “SharkWatch 50” list or, in the event that the “SharkWatch 50” list is no longer published, on a substantially similar reputable published list of the most prominent activist investors regularly relied on or cited to by industry associations, public authorities or proxy advisors in the context of activism activities, or any controlled Affiliate of such Persons. Any purported transfer which is not in accordance with this Warrant shall be null and void ab initio and of no force and effect.
6.    Registration Rights. Upon the written request of the Required Holders, the Company shall, within five (5) days thereafter, offer to enter into a registration rights agreement with the Holder, which shall contain customary terms (such date, the “Offer Date”). Any such registration rights agreement shall (i) be entered into between the Company and the Holder no later than thirty (30) days following the Offer Date, and (ii) provide that:
(a)    each Holder shall have customary demand, shelf and piggyback registration rights and obligations, including rights with respect to shelf registration on Form S-1 (or any similar or successor form) if the Company is not eligible to use Form S-3 (or any similar or successor form) at such time, with respect to the Warrant Shares issuable upon exercise of this Warrant;
(b)    such registration rights shall include customary indemnities and the right to receive customary cooperation from the Company and its directors and officers in connection with any dispositions (which may take the form of marketed and non-marketed underwritten offerings, block trades, derivative transactions and other lawful means of disposition) pursuant to the applicable registration statement(s) (including entering into customary agreements with underwriters and other counterparties and providing such underwriters and other counterparties with customary indemnities, opinions, certificates and due diligence cooperation); and
(c)    the Company shall pay the reasonable fees and expenses of each Holder in connection with the registration and the execution and delivery of such registration rights agreement.
7.    Put Right.
(a)    Subject to the limitations set forth in the Credit Agreement, at any time following the earlier of (i) the payment in full by the Company of all amounts due by the Company in respect of each issued and outstanding share of Senior Perpetual Preferred Stock pursuant to the Certificate of Designation, and (ii) the sixth (6th) anniversary of the Original
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Issue Date (such period, the “Put Period”), upon delivery to the Company by the Holder of a written request (a “Put Notice”) that the Company purchase all (and only all) of the outstanding Warrant Shares of such Holder (such outstanding Warrant Shares after a Cashless Exercise pursuant to Section 3(b)(ii)), the “Put Securities”) the Company will:
(i)    Not less than ten (10) days after its receipt of the initial Put Notice, notify the Holder of the date (the “Put Closing Date,” which shall not be less than forty five (45) nor more than one hundred eighty (180) days after the date of the initial Put Notice) on which the Company will purchase the Put Securities; and
(ii)    On the Put Closing Date, purchase all Put Securities for the Put Amount.
(b)    Upon written notice to the Holder, the Company may elect, at its sole option, to effectuate a sale of an amount of shares of Common Stock equal to the Put Securities pursuant to an offering and/or sale on a block trade or underwritten basis (whether firm commitment or otherwise) without substantial marketing efforts prior to pricing, including, without limitation, a same day trade, overnight trade or similar transaction (a “Block Trade”); provided, that if the Company elects to effectuate a Block Trade, the Company shall reasonably cooperate with the Holder with respect to a Block Trade and use reasonable best efforts to take such actions with respect to a Block Trade as the Holder reasonably directs the Company to take; provided, further, that if the amount of net proceeds to be received by the Company in connection with the Block Trade is less than the Fair Market Value of the Put Securities, then the Holder may permanently waive such Holder’s put right pursuant this Section 7 and direct the Company to not effectuate such Block Trade, upon which direction the Company shall be deemed to have satisfied its obligations pursuant to this Section 7 with respect to such Holder.
(c)    The aggregate purchase price payable by the Company to the Holder upon any exercise of the Holder’s rights pursuant to this Section 7 (subject to Section 7(b)) shall be the product of (i) the aggregate number of Put Securities then being purchased from the Holder and (ii) the Fair Market Value of each Put Security as of the Put Closing Date (such amount, the “Put Amount”); provided, that if the Company elects to effectuate a Block Trade, the aggregate purchase price payable by the Company to the Holder upon any exercise of the Holder’s rights pursuant to this Section 7 shall be the (amount of net proceeds received by the Company in connection with the Block Trade. On the Put Closing Date, (A) the Company shall pay the Put Amount to the Holder in cash by wire transfer of immediately available funds to a bank account designated by the Holder for such purpose; and (B) assuming the Put Amount has been paid in full, the Holder shall surrender its applicable Put Securities to the Company without any representation or warranty against payment therefor as provided above. Notwithstanding anything herein to the contrary, the Holder may revoke any Put Notice at any time prior to its receipt of the Put Amount.
8.    Holder Not Deemed a Stockholder; Limitations on Liability. Except as otherwise specifically provided herein, prior to the issuance to the Holder of the Warrant Shares to which the Holder is then entitled to receive upon the due exercise of this Warrant, the Holder shall not be entitled to vote or receive dividends or be deemed the holder of shares of capital stock of the
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Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company.
9.    Replacement on Loss; Division and Combination.
(a)    Replacement of Warrant on Loss. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and upon delivery of an indemnity reasonably satisfactory to it (it being understood that a written indemnification agreement or affidavit of loss of the Holder shall be a sufficient indemnity) and, in case of mutilation, upon surrender of such Warrant for cancellation to the Company, the Company at its own expense shall execute and deliver to the Holder, in lieu of the Warrant so lost, stolen, mutilated or destroyed, a new Warrant of like tenor and exercisable for an equivalent number of Warrant Shares as the Warrant so lost, stolen, mutilated or destroyed; provided that, in the case of mutilation, no indemnity shall be required if this Warrant in identifiable form is surrendered to the Company for cancellation.
(b)    Division and Combination of Warrant. Subject to compliance with the applicable provisions of this Warrant as to any transfer or other assignment which may be involved in such division or combination, including the provisions of Section 10, this Warrant may be divided or, following any such division of this Warrant, subsequently combined with other Warrants, upon the surrender of this Warrant or Warrants to the Company at its then principal executive offices, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the respective Holders or their agents or attorneys. Subject to compliance with the applicable provisions of this Warrant as to any transfer or assignment which may be involved in such division or combination, the Company shall at its own expense execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants so surrendered in accordance with such notice. Such new Warrant or Warrants shall be of like tenor to the surrendered Warrant or Warrants and shall be exercisable in the aggregate for an equivalent number of Warrant Shares as the Warrant or Warrants so surrendered in accordance with such notice.
10.    Compliance with the Securities Act.
(a)    Agreement to Comply with the Securities Act; Legend. The Holder, by acceptance of this Warrant, agrees to comply in all respects with the provisions of this Section 10 and the restrictive legend requirements set forth on the face of this Warrant and further agrees that such Holder shall not offer, sell or otherwise dispose of this Warrant or any Warrant Shares to be issued upon exercise hereof except under circumstances that will not result in a violation of the Securities Act. This Warrant and all Warrant Shares issued upon exercise of this Warrant
B2-18

(unless registered under the Securities Act) shall be stamped or imprinted with a legend in substantially the following form:
THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS AND ARE SUBJECT TO CERTAIN TRANSFER RESTRICTIONS SET FORTH IN THE SENIOR PREFERRED STOCK PURCHASE AGREEMENT DATED FEBRUARY 10, 2025, BY AND AMONG THE COMPANY AND THE PURCHASERS NAMED THEREIN. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OR (B) AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY AND ITS TRANSFER AGENT OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER THE SECURITIES ACT.
(b)    Cooperation. Upon request of the Holder and receipt by the Company of an opinion of counsel reasonably satisfactory to the Company to the effect that such legend is no longer required under the Securities Act and applicable state securities laws, the Company shall promptly cause the legend to be removed from any certificate or other instrument for this Warrant or Warrant Shares to be transferred in accordance with the terms of this Warrant.
(c)    Representations of the Holder. In connection with the issuance of this Warrant, the Holder specifically represents, as of the date hereof, to the Company by acceptance of this Warrant as follows:
(i)    The Holder is an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act. The Holder is acquiring this Warrant and the Warrant Shares to be issued upon exercise hereof for investment for its own account and not with a view towards, or for resale in connection with, the public sale or distribution of this Warrant or the Warrant Shares, except pursuant to sales registered or exempted under the Securities Act.
(ii)    The Holder understands and acknowledges that this Warrant and the Warrant Shares to be issued upon exercise hereof are “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that, under such laws and applicable regulations, such securities may be resold without registration under the Securities Act only in certain limited circumstances. In addition, the Holder represents that it is familiar with Rule 144 under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.
(iii)    The Holder acknowledges that it can bear the economic and financial risk of its investment for an indefinite period, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the
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investment in the Warrant and the Warrant Shares. The Holder has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Warrant and the business, properties, prospects and financial condition of the Company.
11.    Warrant Register. The Company shall keep and properly maintain at its principal executive offices books for the registration of the Warrant and any transfers thereof. The Company may deem and treat the Person in whose name the Warrant is registered on such register as the Holder thereof for all purposes, and the Company shall not be affected by any notice to the contrary, except any assignment, division, combination or other transfer of the Warrant effected in accordance with the provisions of this Warrant.
12.    Tax Matters.
(a)    Cooperation. The Company shall (and shall cause its subsidiaries to) use commercially reasonable efforts to promptly provide the Holder with all reasonably requested information, records, and documents related to Company and its subsidiaries in connection with the tax withholding, reporting and compliance obligations of the Holder and its Affiliates (or their direct or indirect equity owners). Without limiting the generality of the foregoing, if requested by the Holder, the Company shall promptly provide either (i)(A) a properly completed and duly executed certification that the Company is not a USRPHC in accordance with Sections 1.897-2(g)(1)(ii) and 1.897-2(h)(1) of the Treasury Regulations and (B) evidence that the Company has delivered the notice required by Section 1.897-2(h)(2) of the Treasury Regulations, or (ii) written notice of its legal inability to provide such certification.
(b)    Purchase Price Allocation. The Company and the Holder each agree, in accordance with Section 2.2(e) of the Purchase Agreement, that the fair market value of the Warrants at the Closing Date (as defined in the Purchase Agreement) is [●]. The Company and the Holder agree to use the foregoing pricing and valuation for U.S. federal income tax purposes (unless otherwise required by a final determination by the Internal Revenue Service or a court of competent jurisdiction).
13.    Notices. All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given: (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by facsimile or e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient; or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the addresses indicated below (or at such other address for a party as shall be specified in a notice given in accordance with this Section 13).
B2-20

If to the Company:	SelectQuote, Inc. 6800 West 115th Street, Suite 2511 Overland Park, Kansas 66211 Attention: Al Boulware al.boulware@selectquote.com
with a copy to:	Wachtell, Lipton, Rosen & Katz 51 West 52nd Street New York, New York 10019 Attention: Joshua A. Feltman Mark F. Veblen Email: jafeltman@wlrk.com mfveblen@wlrk.com
If to the Holder:	To the address set forth on Schedule 1.
14.    Cumulative Remedies. The rights and remedies provided in this Warrant are cumulative and are not exclusive of, and are in addition to and not in substitution for, any other rights or remedies available at law, in equity or otherwise.
15.    Equitable Relief. Each of the Company and the Holder acknowledges that a breach or threatened breach by such party of any of its obligations under this Warrant would give rise to irreparable harm to the other party hereto for which monetary damages would not be an adequate remedy and hereby agrees that in the event of a breach or a threatened breach by such party of any such obligations, the other party hereto shall, in addition to any and all other rights and remedies that may be available to it in respect of such breach, be entitled to equitable relief, including a restraining order, an injunction, specific performance and any other relief that may be available from a court of competent jurisdiction.
16.    No Impairment. The Company shall not, by amendment, modification, or waiver of any term or provision of its governing documents or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but shall at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may reasonably be requested by the Holder in order to protect the exercise rights of the Holder from impairment, consistent with the tenor and purpose of this Warrant.
17.    Entire Agreement. This Warrant and the forms attached hereto constitutes the sole and entire agreement of the parties to this Warrant with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter.
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18.    Successor and Assigns. This Warrant and the rights evidenced hereby shall be binding upon and shall inure to the benefit of the parties hereto and the successors of the Company and the successors and permitted assigns of the Holder. Such successors and/or permitted assigns of the Holder shall be deemed to be a Holder for all purposes hereunder.
19.    No Third-Party Beneficiaries. This Warrant is for the sole benefit of the Company and the Holder and their respective successors and, in the case of the Holder, permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever, under or by reason of this Warrant.
20.    Headings. The headings in this Warrant are for reference only and shall not affect the interpretation of this Warrant.
21.    Amendment and Modification; Waiver. Except as otherwise provided herein, this Warrant may only be amended, modified or supplemented by an agreement in writing signed by the Company and the Required Holders; provided that no such amendment or waiver shall, without the written consent of the Company and the Holder, (a) change the number of Warrant Shares issuable upon exercise of the Warrant or the Exercise Price, (b) shorten the Exercise Period, or (c) amend, modify or waive the provisions of this Section 21. Any amendment or waiver effected in compliance with this Section 21 shall be binding upon the Company and the Holder. No waiver by the Company or the Holders of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. No waiver by any party shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. No failure to exercise, or delay in exercising, any rights, remedy, power or privilege arising from this Warrant shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.
22.    Severability. If any term or provision of this Warrant is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Warrant or invalidate or render unenforceable such term or provision in any other jurisdiction.
23.    Governing Law. This Warrant shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of laws of any jurisdiction other than those of the State of Delaware.
24.    Submission to Jurisdiction. Each party hereby irrevocably agrees and consents to be subject to the exclusive jurisdiction of the Court of Chancery of the State of Delaware, or, if the Court of Chancery lacks jurisdiction, the United States District Court for the District of Delaware or the Superior Court of the State of Delaware, in any suit, action or proceeding described in the immediately preceding sentence. Each party hereby irrevocably consents to the
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service of any and all process in any such suit, action or proceeding by the delivery of such process to such party at the address and in the manner provided in this Warrant. Each of the parties hereto irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Warrant or the transactions contemplated hereby in (i) the Court of Chancery of the State of Delaware, (ii) the United States District Court for the District of Delaware or (iii) the Superior Court of the State of Delaware, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.
25.    Waiver of Jury Trial. Each party acknowledges and agrees that any controversy which may arise under this Warrant is likely to involve complicated and difficult issues and, therefore, each such party irrevocably and unconditionally waives any right it may have to a trial by jury in respect of any legal action arising out of or relating to this Warrant or the transactions contemplated hereby.
26.    Counterparts. This Warrant may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Warrant delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Warrant.
27.    No Strict Construction. This Warrant shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted.
[Signature page follows]

B2-23

IN WITNESS WHEREOF, the Company has duly executed this Warrant on the Original Issue Date.

SELECTQUOTE, INC.
By: Name: Title:

Accepted and agreed,

B2-24

Exhibit A
Form of Exercise Notice
Date: _________
TO: SelectQuote, Inc.
RE: Election to Exercise Warrant
The undersigned, pursuant to the provisions set forth in the attached Warrant, hereby irrevocably elects to exercise such Warrant and notifies you of such election to purchase [●] Warrant Shares. The undersigned, in accordance with Section 3 of the Warrant, hereby agrees to pay the aggregate Exercise Price for such shares of Common Stock by means of the manner specified below. In the event that the undersigned desires to use a combination of such methods, such intent should be described in detail below. A new Warrant evidencing the remaining shares of Common Stock covered by such Warrant, but not yet subscribed for and purchased, if any, should be issued in the name set forth below.
Number of Shares of Common Stock: ____________________
Aggregate Exercise Price: ___________________________
Cashless Exercise: ☐ ___________________________

Warrantholder:
By:
Name:
Title:

B2-25

Exhibit B

Form of Warrant Assignment

Date: _________

    For value received, [ ] (“Assignor”), hereby sells, assigns and transfers unto [ ] (“Assignee”), and Assignee hereby acquires and assumes, all of Assignor’s right, title, and interest in and to warrants (the “Assigned Warrants”) to purchase [ ] shares of Common Stock of SelectQuote, Inc., a Delaware corporation, evidenced by that certain SelectQuote, Inc. Warrant to Purchase Common Stock, Warrant Certificate No. W-[1], issued as of [ ], 2025 (as the same may be amended from time to time in accordance with its terms, the “Warrant”). Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Warrant.
Assignee hereby acknowledges, agrees and confirms that, by its execution of this Warrant Assignment, it shall become a party to the Warrant as a “Holder” thereunder and shall be fully bound by and subject to all of the covenants, terms and conditions of the Warrant as though an original party thereto and shall be deemed and is hereby confirmed as, a Holder for all purposes thereof and entitled to all the rights incidental thereto, as of the date first written above, in each case to the extent of the Assigned Warrants.
The Transferee hereby makes the representations and warranties of a Holder set forth in Section 10(c) of the Warrant.
IN WITNESS WHEREOF, the undersigned has executed this Warrant Assignment as of the date first written above and hereby authorizes this document to be attached to a counterpart of the Warrant.

[ ], ASSIGNOR

By:
Name:
Title:

[ ], ASSIGNEE

By:
Name:
Title:

Acknowledged and Agreed:

SELECTQUOTE, INC.

B2-26

By:
Name:
Title:
B2-27

Schedule 1

Holders

B2-28

EXHIBIT B-3

FORM OF TRANCHE C WARRANT
See attached

B3-1

Strictly Confidential
Final Form

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS AND ARE SUBJECT TO CERTAIN TRANSFER RESTRICTIONS SET FORTH IN THE SENIOR PREFERRED STOCK PURCHASE AGREEMENT, DATED FEBRUARY 10, 2025, BY AND AMONG THE COMPANY AND THE HOLDER. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OR (B) AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS AS MAY BE EVIDENCED BY A LEGAL OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY AND ITS TRANSFER AGENT OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER THE SECURITIES ACT.
SELECTQUOTE, INC.
WARRANT TO PURCHASE COMMON STOCK
Warrant Certificate No.: W-[●]
Original Issue Date: [●], 202[●]
FOR VALUE RECEIVED, SelectQuote, Inc., a Delaware corporation (the “Company”), hereby certifies that each of the parties identified on Schedule 1 hereto, or its registered assigns (individually or collectively as the context may require, the “Holder,” it being understood that each of the Holder parties identified on Schedule 1 hereto shall be entitled to exercise rights under this Warrant independently with respect to its share of the Maximum Number as set forth on such schedule, as if it were the only Holder party hereto with respect to such shares of Common Stock) is entitled to purchase from the Company the number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock specified on Schedule 1 hereto (being [●] shares of Common Stock in aggregate; such aggregate number, subject to adjustment as provided herein, the “Maximum Number”) at a purchase price per share equal to the applicable Exercise Price (as defined below), all subject to the terms, conditions and adjustments set forth below in this Warrant. Certain capitalized terms used herein are defined in Section 1 hereof.
This Warrant has been issued pursuant to the terms of that certain Senior Preferred Stock Purchase Agreement, dated as of February 10, 2025 by and among the Company and the Holder (the “Purchase Agreement”).
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1.    Definitions. As used in this Warrant, the following terms have the respective meanings set forth below:
“Affiliate” means, as applied to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, that Person. For the purposes of this definition, “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of that Person, whether through the ability to exercise voting power, by contract or otherwise.
“Aggregate Exercise Price” means an amount equal to the product of (a) the number of Warrant Shares in respect of which this Warrant is then being exercised pursuant to Section 3 hereof, multiplied by (b) the Exercise Price in effect as of the Exercise Date in accordance with the terms of this Warrant.
“Board” means the board of directors of the Company.
“Business Day” means any day, except a Saturday, Sunday or legal holiday, on which banking institutions in New York City are authorized or obligated by law or executive order to close.
“Cashless Exercise” has the meaning set forth in Section 3(b)(ii).
“Certificate of Designation” means that certain Certificate of Designation adopted by the Company on February [28], 2025.
“Code” has the meaning set forth in the Purchase Agreement.
“Common Stock” means the common stock, par value $0.01 per share, of the Company, and any capital stock into which such Common Stock shall have been converted, exchanged or reclassified following the date hereof.
“Company” has the meaning set forth in the preamble.
“Credit Agreement” means that certain Credit Agreement dated as of November 5, 2019 by and among (a) SelectQuote, Inc., a Delaware corporation, as borrower, (b) certain subsidiaries of SelectQuote, Inc. from time to time party thereto, (c) each lender from time to time party thereto and (d) Ares Capital Corporation as administrative agent for the lenders (as amended, restated, amended and restated, supplemented or otherwise modified from time to time).
“Distribution Fair Market Value” means, with respect to any security or other assets, the fair market value of such security or other assets as determined by the Board in good faith based on the advice of a nationally recognized independent investment banking firm retained by the Company for this purpose, evidenced by a certified resolution of the fair market value from the Board delivered as promptly as practicable to the Holder; provided, that in the event of any dividend or distribution of securities which become publicly traded upon
B3-3

completion of the dividend or distribution, the Distribution Fair Market Value of such securities shall be the volume weighted average of the closing sales prices of such securities on all domestic securities exchanges on which such securities may at the time be listed, for the five (5) trading days following the effective date of such dividend or distribution. For the avoidance of doubt, the Distribution Fair Market Value of cash shall be the amount of such cash.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
“Exercise Date” means, for any given exercise of this Warrant, the date on which the Holder elects to exercise this Warrant as set forth in Section 3 at or prior to 5:00 p.m., New York City time, on a Business Day.
“Exercise Notice” has the meaning set forth in Section 3(a)(i).
“Exercise Period” has the meaning set forth in Section 2.
“Exercise Price” means $5.50.
“Fair Market Value” means, as of any particular date: (a) the volume weighted average of the closing sales prices of the Warrant Shares for such day on all domestic securities exchanges on which the Warrant Shares may at the time be listed; (b) if there have been no sales of the Warrant Shares on any such exchange on any such day, the average of the highest bid and lowest asked prices for the Warrant Shares on all such exchanges at the end of such day; (c) if on any such day the Warrant Shares are not listed on a domestic securities exchange, the closing sales price of the Warrant Shares as quoted on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association for such day; or (d) if there have been no sales of the Warrant Shares on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association on such day, the average of the highest bid and lowest asked prices for the Warrant Shares quoted on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association at the end of such day; in each case, averaged over twenty (20) consecutive Business Days ending on the Business Day immediately prior to the day as of which “Fair Market Value” is being determined; provided, that if the Warrant Shares are listed on any domestic securities exchange, the term “Business Day” as used in this sentence means Business Days on which such exchange is open for trading. If at any time the Warrant Shares are not listed on any domestic securities exchange or quoted on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association, the “Fair Market Value” of the Warrant Shares shall be the fair market value per share as determined jointly by the Board and the Holder in good faith; provided, that if the Board and the Holder are unable to agree on the fair market value per Warrant Share within a reasonable period of time (not to exceed twenty (20) days from the Company’s receipt of the Exercise Notice), such fair market value shall be determined by a nationally recognized investment banking, accounting or valuation firm engaged by the Company and jointly selected by the Board and the Holder. The determination of such firm shall be final and conclusive, and the fees and expenses of such valuation firm shall be borne equally by the Company and the Holder. In determining the Fair Market Value of the Warrant Shares in accordance with the last sentence of the preceding paragraph, an orderly sale transaction between
B3-4

a willing buyer and a willing seller shall be assumed, using valuation techniques then prevailing in the securities industry without regard to the lack of liquidity of the Warrant Shares due to any restrictions (contractual or otherwise) applicable thereto or any discount for minority interests and assuming full disclosure of all relevant information and a reasonable period of time for effectuating such sale and assuming the sale of all of the issued and outstanding Warrant Shares (including fractional interests) calculated on a fully diluted basis to include the conversion or exchange of all securities then outstanding that are convertible into or exchangeable for Warrant Shares and the exercise of all rights and warrants then outstanding and exercisable to purchase Warrant Shares or securities convertible into or exchangeable for Warrant Shares; provided, that such assumption shall not include those securities, rights and warrants (i) owned or held by or for the account of the Company or any of its subsidiaries, or (ii) convertible or exchangeable into Warrant Shares where the conversion, exchange, or exercise price per Warrant Share is greater than the Fair Market Value.
“Fundamental Transaction” means any public offering of securities of the Company, sale of the Company (pursuant to a merger, sale of stock, or otherwise), or any other transaction, event, or circumstance described in Section 4.
“Governmental Authority” means any federal, foreign, local, municipal, state, or other government; any regulatory or administrative agency, commission, body, or other authority holding any administrative, executive, judicial, legislative, regulatory, or taxing authority or power; any self-regulated organization or other non-governmental regulatory authority or quasi-governmental authority (to the extent that the rules, regulations, or orders of such organization or authority have the force of law); any court, arbitrator, or governmental tribunal having jurisdiction; any agency, division, bureau, department, or other political subdivision of any government, entity, or organization described in the foregoing clauses of this definition.
“Holder” has the meaning set forth in the preamble.
“Maximum Number” has the meaning set forth in the preamble.
“Original Issue Date” means [●], 202[●], the date on which the Warrant was issued by the Company pursuant to the Purchase Agreement.
“OTC Bulletin Board” means the Financial Industry Regulatory Authority OTC Bulletin Board electronic inter-dealer quotation system (or any successor quotation system).
“Person” means any individual, sole proprietorship, partnership, limited liability company, corporation, joint venture, trust, incorporated organization or government or department or agency thereof.
“Pink OTC Markets” means the OTC Markets Group Inc. electronic inter-dealer quotation system, including OTCQX, OTCQB and OTC Pink (or any successor quotation system, in each case).
B3-5

“Pro Rata Repurchase” means any purchase of shares of Common Stock by the Company or any Affiliate thereof pursuant to (A) any tender offer or exchange offer subject to Section 13(e) of the Exchange Act, or (B) pursuant to any other offer available to substantially all holders of Common Stock, in each case whether for cash, shares of capital stock, other securities (including rights), evidences of indebtedness or any other assets (whether of the Company, any subsidiary thereof or any other Person), or any combination thereof, effected while this Warrant is outstanding; provided, that “Pro Rata Repurchase” shall not include any purchase of shares by the Company or any Affiliate thereof made (i) in accordance with the requirements of Rule 10b-18 as in effect under the Exchange Act, or (ii) pursuant to an open-market share repurchase program or a negotiated derivative transaction with one or more bank counterparties.
“Pro Rata Repurchase Effective Date” means the date of acceptance of shares for purchase or exchange under any tender or exchange offer which is a Pro Rata Repurchase or the date of purchase with respect to any Pro Rata Repurchase that is not a tender or exchange offer.
“Required Holders” means, as of any date of determination, the holders of the Warrants representing at least a majority of the shares of Common Stock underlying the warrants issued pursuant to that certain Senior Preferred Stock Purchase Agreement, dated as of February 10, 2025 by and among the Company and NL Monarch Holdings II LLC and that certain Senior Preferred Stock Purchase Agreement, dated as of February 10, 2025 by and among the Company and NL Monarch Holdings LLC then outstanding as of such date.
“Securities Act” means the Securities Act of 1933, as amended, or any successor statute, and the rules and regulations promulgated thereunder.
“Senior Perpetual Preferred Stock” means the Senior Perpetual Preferred Stock of the Company issued in accordance with the Certificate of Designation.

“Treasury Regulations” means all final and temporary United States federal income tax regulations issued under the Code by the United States Department of the Treasury.

“Warrant” means this Warrant and all warrants issued upon division or combination of, or in substitution for, this Warrant.
“Warrant Shares” means the shares of Common Stock of the Company then purchasable upon exercise of this Warrant in accordance with the terms of this Warrant.
2.    Term of Warrant. Subject to the terms and conditions hereof, at any time or from time to time after the date hereof and prior to 5:00 p.m., New York City time, on the date that is ten years following the Original Issue Date (the “Expiration Date”) or, if such day is not a Business Day, on the next Business Day (the “Exercise Period”), the Holder of this Warrant may exercise any rights under this Warrant for all or any part of the applicable Warrant Shares purchasable hereunder (subject to adjustment as provided herein).
3.    Exercise of Warrant; Cancellation.
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(a)    Exercise Procedure. On the Expiration Date, if the then current Fair Market Value per Warrant Share is greater than the Exercise Price per Warrant Share, this Warrant shall automatically be deemed on and as of such date to be exercised pursuant to Section 3(b)(ii) as to all Warrant Shares for which it shall not previously have been exercised, and the Company shall, as soon as practicable thereafter, deliver the applicable Warrant Shares in accordance with Section 3(c). Additionally, this Warrant may be exercised at any time and from time to time on any Business Day during the Exercise Period, for all or any part of the unexercised Warrant Shares, upon:
(i)    surrender of this Warrant to the Company at its then principal executive offices (or an indemnification undertaking with respect to this Warrant in the case of its loss, theft or destruction), together with an Exercise Notice in the form attached hereto as Exhibit A (each, an “Exercise Notice”), duly completed (including specifying the number of Warrant Shares to be purchased) and executed; and
(ii)    payment to the Company of the Aggregate Exercise Price in accordance with Section 3(b).
(b)    Payment of the Aggregate Exercise Price. Payment of the Aggregate Exercise Price shall be made, at the option of the Holder as expressed in the Exercise Notice, by the following methods:
(i)    by delivery to the Company of a certified or official bank check payable to the order of the Company or by wire transfer of immediately available funds to an account designated in writing by the Company, in the amount of such Aggregate Exercise Price;
(ii)    by instructing the Company to withhold a number of Warrant Shares then issuable upon exercise of this Warrant such that, without payment of any cash consideration or other immediately available funds, the Holder shall surrender this Warrant in exchange for the number of Warrant Shares as is computed using the following formula (a “Cashless Exercise”):
X = [Y * (A - B)] ÷ A
Where:
X = the number of Warrant Shares to be issued to the Holder;
Y = the total number of Warrant Shares for which the Holder has elected to exercise this Warrant pursuant to Section 3(a);
A = the Fair Market Value of one Warrant Share as of the applicable Exercise Date; and
B = the Exercise Price in effect under this Warrant as of the applicable Exercise Date; or
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(iii)    any combination of the foregoing.
In the event of any withholding of Warrant Shares pursuant to clause (ii) or (iii) above where the number of shares whose value is equal to the Aggregate Exercise Price is not a whole number, the number of shares withheld by or surrendered to the Company shall be rounded up to the nearest whole shares and the Company shall make a cash payment to the Holder (by delivery of a certified or official bank check or by wire transfer of immediately available funds) based on the incremental fraction of a share being so withheld by or surrendered to the Company in an amount equal to the product of (x) such incremental fraction of a share being so withheld or surrendered multiplied by (y) the Fair Market Value per Warrant Share as of the Exercise Date.
(c)    Delivery of Warrant Shares. Upon receipt by the Company of the Exercise Notice, surrender of this Warrant and payment of the Aggregate Exercise Price (in accordance with Section 3(a) hereof), the Company shall, as promptly as practicable, and in any event within three (3) Business Days thereafter, at the option of the Holder, (A) execute (or cause to be executed) and deliver (or cause to be delivered) to the Holder a certificate or certificates representing the Warrant Shares issuable upon such exercise, (B) cause to be issued to the Holder by entry on the books of the Company (or the Company’s transfer agent, if any) or (C) credit the account of the Holder’s prime broker with the Depository Trust Company through its Deposit/Withdrawal at Custodian system if the Company is then a participant in such system, the Warrant Shares issuable upon such exercise, in each case, together with cash in lieu of any fraction of a share, as provided in Section 3(d) hereof. The Warrant Shares so delivered shall be, to the extent possible, in such denomination or denominations as the exercising Holder shall reasonably request in the Exercise Notice and shall be registered in the name of the Holder (or Holder’s prime broker) or, subject to compliance with Section 5 below, such other Person’s name as shall be designated in the Exercise Notice. This Warrant shall be deemed to have been exercised and such Warrant Shares shall be deemed to have been issued, and the Holder or any other Person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares for all purposes, as of the Exercise Date. The Company shall not be required to deliver Warrant Shares through the system of the Depositary Trust Company if it determines that pursuant to Section 10 a legend is required to be included on such Warrant Shares being delivered.
(d)    Fractional Shares. The Company shall not be required to issue a fractional Warrant Share upon exercise of any Warrant. As to any fraction of a Warrant Share that the Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay to such Holder an amount in cash (by delivery of a certified or official bank check or by wire transfer of immediately available funds) equal to the product of (i) such fraction multiplied by (ii) the Fair Market Value of one Warrant Share on the Exercise Date.
(e)    Update of Schedule; Delivery of New Warrant.
(i)    The Company shall, at the time of delivery of the Warrant Shares being issued in accordance with Section 3(c) hereof, update Schedule 1 hereto to reflect the exercise of this Warrant.
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(ii)    Unless the purchase rights represented by this Warrant shall have expired or shall have been fully exercised, at the request of any Holder, the Company shall promptly deliver to such Holder a new Warrant evidencing the rights of such Holder to purchase the unexpired and unexercised Warrant Shares called for by this Warrant; provided that such new Warrant shall be issued directly to the Holder without reference to any other Holder on Schedule 1. Such new Warrant shall in all other respects be identical to this Warrant.
(f)    Valid Issuance of Warrant and Warrant Shares; Payment of Taxes. With respect to the exercise of this Warrant, the Company hereby represents, covenants and agrees:
(i)    This Warrant is, and any Warrant issued in substitution for or replacement of this Warrant shall be, upon issuance, duly authorized and validly issued.
(ii)    All Warrant Shares issuable upon the exercise of this Warrant pursuant to the terms hereof shall be, upon issuance, and the Company shall take all such actions as may be necessary or appropriate in order that such Warrant Shares are, validly issued, fully paid and non-assessable, issued without violation of any preemptive or similar rights of any stockholder of the Company. Such Warrant Shares, and this Warrant, shall be issued free and clear of all taxes, liens and charges.
(iii)    The Company shall take all actions as may be necessary to ensure that all Warrant Shares are issued without violation by the Company of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Common Stock or other securities constituting Warrant Shares may be listed at the time of such exercise (except for official notice of issuance which shall be immediately delivered by the Company upon each such issuance).
(iv)    The Company shall cause the Warrant Shares, immediately upon exercise of the Warrants therefor, to be listed on any domestic securities exchange upon which shares of Common Stock or other securities constituting Warrant Shares are listed at the time of such exercise.
(v)    The Company shall pay all expenses in connection with, and all taxes and other governmental charges that may be imposed with respect to, the issuance or delivery of Warrant Shares upon exercise of this Warrant; provided that the Company shall not be required to pay any Tax or governmental charge that may be imposed with respect to the issuance or delivery of the Warrant Shares to any Person other than the Holder, to the extent such Tax or governmental charge would not have been imposed with respect to the issuance or delivery of the Warrant Shares to the Holder, and if such a Tax or governmental charge applies, no such issuance or delivery shall be made unless and until the Person requesting such issuance has paid to the Company the amount of any such Tax, or has established to the satisfaction of the Company that such Tax has been paid.
(vi)    This Warrant, the execution, delivery, and performance by the Company of its obligations hereunder, the issuance of the Warrant Shares as contemplated hereby, and the consummation of the other transactions contemplated hereby do not require the
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consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any Governmental Authority, except as may be required by federal or state securities laws or as has been obtained, given, effected, or taken prior to, and that remain in full force and effect as of, the date hereof.
(vii)    The Company is not, and has not been at any time during the five-year period ending on the Original Issue Date, a “United States real property holding corporation” within the meaning of Section 897(c) of the Code (a “USRPHC”).
(g)    Conditional Exercise. Notwithstanding any other provision hereof, if an exercise of any portion of this Warrant is to be made in connection with a Fundamental Transaction, such exercise may at the election of the Holder be conditioned upon the consummation of such Fundamental Transaction, in which case such exercise shall not be deemed to be effective until immediately prior to the consummation of such Fundamental Transaction.
(h)    Reservation of Shares. During the Exercise Period, the Company shall at all times reserve and keep available out of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of issuance upon the exercise of this Warrant, the Maximum Number of Warrant Shares issuable upon the exercise of this Warrant, and the par value per Warrant Share shall at all times be less than or equal to the applicable Exercise Price. The Company shall not increase the par value of any Warrant Shares receivable upon the exercise of this Warrant above the Exercise Price then in effect, and shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.
(i)    Limitation on Exercise. Notwithstanding anything to the contrary herein or in the Purchase Agreement, the Holder shall not seek to, and shall not, exercise this Warrant, for a number of Warrant Shares in excess of that number of Warrant Shares which, upon giving effect to such exercise would cause, or immediately prior to such exercise, (i) the aggregate number of shares of Common Stock beneficially owned by the Holder, its Affiliates and any Persons who are members of a Section 13(d) group with such Holder or its Affiliates to exceed 4.99% (the “Maximum Individual Holder Percentage”) of the total number of issued and outstanding shares of Common Stock of the Company following such exercise, or (ii) the combined voting power of the securities of the Company beneficially owned by the Holder and its Affiliates and any other Persons who are members of a Section 13(d) group with such Holder or its Affiliates to exceed the Maximum Individual Holder Percentage of the combined voting power of all of the securities of the Company then outstanding following such exercise. For purposes of this paragraph, beneficial ownership and whether a Holder is a member of a Section 13(d) group shall be calculated and determined in accordance with Section 13(d) of the Exchange Act and the rules promulgated thereunder. For purposes of this Warrant, in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Company’s most recent Quarterly Report on Form 10-Q or Annual Report on Form 10-K, as the case may be, filed with the Commission prior to the date hereof, (y) a more recent public announcement by the Company
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or (z) any other notice by the Company or the Company’s transfer agent setting forth the number of shares of Common Stock outstanding. Upon the reasonable written request of the Holder, the Company shall use its reasonable best efforts to, within three (3) trading days, confirm in writing or by electronic mail to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder and its Affiliates and any Persons who are members of a Section 13(d) group with such Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. By written notice to the Company, the Holder may from time to time increase or decrease the Maximum Individual Holder Percentage to any other percentage specified not in excess of 9.99% specified in such notice; provided that any such increase will not be effective until the sixty-first (61st) day after such notice is delivered to the Company. For purposes of this Section 3(i), the aggregate number of shares of Common Stock or voting securities beneficially owned by the Holder and its Affiliates and any other Persons who are members of a Section 13(d) group with such Holder or its Affiliates shall include the shares of Common Stock issuable upon: (A) the exercise of this Warrant with respect to which such determination is being made plus the remaining unexercised and non-cancelled portion of this Warrant but taking into account the limitations on exercise contained herein, but shall exclude the number of shares of Common Stock which would otherwise be issuable upon exercise of the remaining unexercised and non-cancelled portion of this Warrant but for the limitations on exercise contained herein; and (B) the exercise or conversion of the unexercised, non-converted or non-cancelled portion of any other securities of the Company beneficially owned by the Holder or any of its Affiliates and other Persons who are members of a Section 13(d) group with such Holder or its Affiliates that do not have voting power (including without limitation any securities of the Company which would entitle the holder thereof to acquire at any time Common Stock, including without limitation any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock), but shall exclude any such securities subject to any further limitation on conversion or exercise analogous to the limitation contained herein. Notwithstanding anything to the contrary herein, (1) to the extent that the limitation contained in this Section 3(i) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any of its Affiliates and other Persons who are members of a Section 13(d) group with such Holder) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of a Notice of Exercise shall be deemed to be the Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any of its Affiliates and other Persons who are members of a Section 13(d) group with such Holder) and of which portion of this Warrant is exercisable, in each case subject to the Maximum Individual Holder Percentage, and the Company shall have no obligation to verify or confirm the accuracy of such determination, and (2) a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder and the Company shall have no obligation to verify or confirm the accuracy of such determination.
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(j)    Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.
4.    Adjustment to Exercise Price and Number of Warrant Shares. The Exercise Price, the number of Warrant Shares issuable upon exercise of this Warrant and the consideration this Warrant is exercisable into shall be subject to adjustment from time to time as provided in this Section 4 (in each case, after taking into consideration any prior adjustments pursuant to this Section 4).
(a)    Adjustment to Exercise Price and Warrant Shares Upon Dividend, Subdivision or Combination of Common Stock. If the Company shall, at any time or from time to time after the Original Issue Date, (i) pay a dividend or make any other distribution upon the Common Stock or any other capital stock of the Company payable in shares of Common Stock, or (ii) subdivide (by any stock split, recapitalization or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to any such dividend, distribution or subdivision shall be proportionately reduced and the number of Warrant Shares issuable upon exercise of this Warrant shall be proportionately increased. If the Company at any time combines (by combination, reverse stock split or otherwise) its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased and the number of Warrant Shares issuable upon exercise of this Warrant shall be proportionately decreased. Any adjustment under this Section 4(a) shall become effective at the close of business on the date the dividend, subdivision or combination becomes effective.
(b)    Adjustment to Exercise Price Upon Cash and Non-Cash Dividends. If the Company shall, at any time or from time to time after the Original Issue Date, declare, order, pay or make a dividend or other distribution (by spin-off or otherwise) on shares of Common Stock in cash, shares of capital stock, other securities (including rights), evidences of indebtedness or any other assets (whether of the Company, any subsidiary thereof or any other Person), or any combination thereof, excluding (i) dividends or distributions subject to adjustment pursuant to Section 4(a) or (ii) dividends or distributions of rights in connection with the adoption of a stockholder rights plan in customary form (including with respect to the receipt of such rights in respect of shares of Common Stock (including Warrant Shares) issued subsequent to the initial dividend or distribution of such rights), then in each such case, the Exercise Price in effect immediately prior thereto shall be reduced by the Distribution Fair Market Value of the cash, securities and/or any other assets, as applicable, to be so paid or distributed in such dividend or distribution in respect of one share of Common Stock (in each case as of the record date of such dividend or distribution). Any adjustment under this Section 4(b) shall become effective at the close of business on the record date for the dividend or distribution. Notwithstanding the foregoing, in the event that the Distribution Fair Market Value of the cash, securities and/or any other assets, as applicable, to be so paid or distributed in such dividend or distribution in respect of one share of Common Stock (in each case as of the record date of such dividend or distribution) is equal to or greater than the Exercise Price on such record date, then, in lieu of any adjustment to the Exercise Price under the foregoing provisions of this Section 4(b) in respect of
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such dividend or distribution, proper provision shall be made such that upon exercise of this Warrant, the Holder shall receive, in addition to the applicable Warrant Shares, the amount and kind of such cash, securities and/or any other assets such Holder would have received had such Holder exercised this Warrant immediately prior to such record date. In the event that such dividend or other distribution is not so made, the Exercise Price then in effect shall be readjusted, effective as of the date when the Board determines not to distribute such cash, shares of capital stock, other securities (including rights), evidences of indebtedness or any other assets (whether of the Company, any subsidiary thereof or any other Person), or any combination thereof, as the case may be, to the Exercise Price that would then be in effect if such record date had not been fixed.
(c)    Certain Repurchases of Common Stock. In case the Company effects a Pro Rata Repurchase of Common Stock, then the Exercise Price shall be reduced to the price determined by multiplying the Exercise Price in effect immediately prior to the Pro Rata Repurchase Effective Date by a fraction of which the numerator shall be (i) the product of (x) the number of shares of Common Stock outstanding immediately prior to such Pro Rata Repurchase and (y) the Fair Market Value of a share of Common Stock on the trading day immediately preceding the first public announcement by the Company or any of its Affiliates of the intent to effect such Pro Rata Repurchase, minus (ii) the aggregate purchase price of the Pro Rata Repurchase, and of which the denominator shall be the product of (x) the number of shares of Common Stock outstanding immediately prior to such Pro Rata Repurchase minus the number of shares of Common Stock so repurchased and (y) the Fair Market Value per share of Common Stock on the trading day immediately preceding the first public announcement by the Company or any of its Affiliates of the intent to effect such Pro Rata Repurchase. In such event, the number of shares of Common Stock issuable upon the exercise of this Warrant in full shall be increased to the number obtained by dividing (i) the product of (x) the number of shares of Common Stock issuable upon the exercise of this Warrant before such adjustment, and (y) the Exercise Price in effect immediately prior to the Pro Rata Repurchase giving rise to this adjustment by (ii) the new Exercise Price determined in accordance with the immediately preceding sentence. Any adjustment under this Section 4(b) shall become effective at the close of business on the Pro Rata Repurchase Effective Date.
(d)    Adjustment to Warrant Shares Upon Reorganization, Reclassification, Consolidation or Merger. In the event of any (i) capital reorganization of the Company, (ii) reclassification of the stock of the Company (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split-up or combination of shares), (iii) consolidation or merger of the Company with or into another Person, (iv) sale of all or substantially all of the Company’s assets to another Person or (v) other similar transaction (other than any such transaction covered by Section 4(a)), in each case which entitles the holders of Common Stock to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock, this Warrant shall, immediately after such reorganization, reclassification, consolidation, merger, sale or similar transaction, remain outstanding and shall thereafter, in lieu of or in addition to (as the case may be) the number of Warrant Shares then exercisable under this Warrant, be exercisable for the kind and number of shares of stock or other securities or assets of the Company or of the
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successor Person resulting from such transaction to which the Holder would have been entitled upon such reorganization, reclassification, consolidation, merger, sale or similar transaction if the Holder had exercised this Warrant in full immediately prior to the time of such reorganization, reclassification, consolidation, merger, sale or similar transaction and acquired the applicable number of Warrant Shares then issuable hereunder as a result of such exercise. The provisions of this Section 4(d) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales or similar transactions.
(e)    Certain Events. If any event of the type contemplated by the provisions of this Section 4 but not expressly provided for by such provisions occurs, then the Board shall make an appropriate adjustment in the number of Warrant Shares issuable upon exercise of this Warrant so as to protect the rights of the Holder in a manner consistent with the provisions of this Section 4; provided, that no such adjustment pursuant to this Section 4(e) shall decrease the number of Warrant Shares issuable as otherwise determined pursuant to this Section 4.
(f)    In the event that, other than in the ordinary course of business consistent with past practice, the Company grants or issues any equity securities or equity-based awards to a Covered Person (as defined below), whether pursuant to an equity issuance or an amendment or other adjustment to (or interpretation of) an existing award and whether pursuant to the Company’s equity-based incentive plans or otherwise (each, an “Incentive Adjustment”), then the Board shall, in good faith, adjust the number of Warrant Shares issuable upon exercise of this Warrant and/or the Exercise Price so as to protect the rights of the Holder from the dilutive effects of the Incentive Adjustment; provided, that no such adjustment pursuant to this Section 4(f) shall decrease the number of Warrant Shares issuable as otherwise determined pursuant to this Section 4(e) or increase the Exercise Price. A “Covered Person” shall mean any member of senior management or the Board, in each case serving in such position on the Original Issue Date.
(g)    Certificate as to Adjustment.
(i)    As promptly as reasonably practicable following any adjustment of the Exercise Price, but in any event not later than three (3) Business Days thereafter, the Company shall furnish to the Holder a certificate of an executive officer setting forth in reasonable detail such adjustment and the facts upon which it is based and certifying the calculation thereof.
(ii)    As promptly as reasonably practicable following the receipt by the Company of a written request by the Holder, but in any event not later than three (3) Business Days thereafter, the Company shall furnish to the Holder a certificate of an executive officer certifying the Exercise Price then in effect and the number of Warrant Shares or the amount, if any, of other shares of stock, securities or assets then issuable upon exercise of the Warrant.
(h)    Notices. In the event:
(i)    that the Company shall take a record of the holders of its Common Stock (or other capital stock or securities at the time issuable upon exercise of the Warrant) for
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the purpose of entitling or enabling them to receive any dividend or other distribution, to receive any right to subscribe for or purchase any shares of capital stock of any class or any other securities, or to receive any other security;
(ii)    of any capital reorganization of the Company, any reclassification of the Common Stock of the Company, any consolidation or merger of the Company with or into another Person, or sale of all or substantially all of the Company’s assets to another Person; or
(iii)    of the voluntary or involuntary dissolution, liquidation or winding-up of the Company;
then, and in each such case, the Company shall send or cause to be sent to the Holder at least ten (10) Business Days prior to the applicable record date or the applicable expected effective date, as the case may be, for the event, a written notice specifying, as the case may be, (A) the record date for such dividend, distribution, meeting or consent or other right or action, and a description of such dividend, distribution or other right or action to be taken at such meeting or by written consent, or (B) the effective date on which such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up is proposed to take place, and the date, if any is to be fixed, as of which the books of the Company shall close or a record shall be taken with respect to which the holders of record of Common Stock (or such other capital stock or securities at the time issuable upon exercise of the Warrant) shall be entitled to exchange their shares of Common Stock (or such other capital stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, and the amount per share and character of such exchange applicable to the Warrant and the Warrant Shares.
5.    Transfer of Warrant. Subject to applicable federal and state securities laws and the transfer conditions referred to in the legend endorsed hereon and in Section 10, this Warrant and all rights hereunder are freely transferrable by the Holder to any Person at any time, in whole or in part by the execution of the transferor Holder and transferee of a Warrant Assignment in substantially the form of Exhibit B hereto. For a transfer of this Warrant as an entirety by the Holder, upon surrender of this Warrant to the Company at its then principal executive offices, the Company shall issue a new Warrant of the same denomination to the assignee. For a transfer of this Warrant with respect to a portion of the Warrant Shares, upon surrender of this Warrant to the Company at its then principal executive offices, the Company shall issue a new Warrant to the assignee, in such denomination as shall be requested by the Holder, and shall either update Schedule 1 hereto to reflect such transfer or issue to the Holder a new Warrant covering the number of shares in respect of which this Warrant shall not have been transferred. For the avoidance of doubt, there are no contractual restrictions on transfer of any Warrant Shares. Notwithstanding anything to the contrary herein, this Warrant shall not, without the prior written consent of the Company, be transferrable or be transferred to, other than to an existing Holder (including, for the avoidance of doubt, any Lead Investor (as defined in the Purchase Agreement)) or an Affiliate thereof, (a) any Person agreed in writing between the Company and the Required Holders as of the date hereof and any additional Person requested by the Company in writing that the Required Holders do not object to as not reasonably considered a meaningful
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competitor of the Company within ten (10) Business Days of such request, (b) any Person that the Holder knows beneficially owns more than five percent (5%) of the Company’s Common Stock on a fully diluted basis (provided that the Holder shall be deemed to know that Person owns more than beneficially owns more than five percent (5%) of the Company’s Common Stock if such Person has, prior to the date of transfer, filed a Schedule 13D or Schedule 13G disclosing such beneficial ownership), or (c) any Person that holds itself out as an “activist” investor or is otherwise identified as an activist investor on the most-recently available “SharkWatch 50” list or, in the event that the “SharkWatch 50” list is no longer published, on a substantially similar reputable published list of the most prominent activist investors regularly relied on or cited to by industry associations, public authorities or proxy advisors in the context of activism activities, or any controlled Affiliate of such Persons. Any purported transfer which is not in accordance with this Warrant shall be null and void ab initio and of no force and effect.
6.    Registration Rights. Upon the written request of the Required Holders, the Company shall, within five (5) days thereafter, offer to enter into a registration rights agreement with the Holder, which shall contain customary terms (such date, the “Offer Date”). Any such registration rights agreement shall (i) be entered into between the Company and the Holder no later than thirty (30) days following the Offer Date, and (ii) provide that:
(a)    each Holder shall have customary demand, shelf and piggyback registration rights and obligations, including rights with respect to shelf registration on Form S-1 (or any similar or successor form) if the Company is not eligible to use Form S-3 (or any similar or successor form) at such time, with respect to the Warrant Shares issuable upon exercise of this Warrant;
(b)    such registration rights shall include customary indemnities and the right to receive customary cooperation from the Company and its directors and officers in connection with any dispositions (which may take the form of marketed and non-marketed underwritten offerings, block trades, derivative transactions and other lawful means of disposition) pursuant to the applicable registration statement(s) (including entering into customary agreements with underwriters and other counterparties and providing such underwriters and other counterparties with customary indemnities, opinions, certificates and due diligence cooperation); and
(c)    the Company shall pay the reasonable fees and expenses of each Holder in connection with the registration and the execution and delivery of such registration rights agreement.
7.    Put Right.
(a)    Subject to the limitations set forth in the Credit Agreement, at any time following the earlier of (i) the payment in full by the Company of all amounts due by the Company in respect of each issued and outstanding share of Senior Perpetual Preferred Stock pursuant to the Certificate of Designation, and (ii) the sixth (6th) anniversary of the Original Issue Date (such period, the “Put Period”), upon delivery to the Company by the Holder of a written request (a “Put Notice”) that the Company purchase all (and only all) of the outstanding
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Warrant Shares of such Holder (such outstanding Warrant Shares after a Cashless Exercise pursuant to Section 3(b)(ii)), the “Put Securities”) the Company will:
(i)    Not less than ten (10) days after its receipt of the initial Put Notice, notify the Holder of the date (the “Put Closing Date,” which shall not be less than forty five (45) nor more than one hundred eighty (180) days after the date of the initial Put Notice) on which the Company will purchase the Put Securities; and
(ii)    On the Put Closing Date, purchase all Put Securities for the Put Amount.
(b)    Upon written notice to the Holder, the Company may elect, at its sole option, to effectuate a sale of an amount of shares of Common Stock equal to the Put Securities pursuant to an offering and/or sale on a block trade or underwritten basis (whether firm commitment or otherwise) without substantial marketing efforts prior to pricing, including, without limitation, a same day trade, overnight trade or similar transaction (a “Block Trade”); provided, that if the Company elects to effectuate a Block Trade, the Company shall reasonably cooperate with the Holder with respect to a Block Trade and use reasonable best efforts to take such actions with respect to a Block Trade as the Holder reasonably directs the Company to take; provided, further, that if the amount of net proceeds to be received by the Company in connection with the Block Trade is less than the Fair Market Value of the Put Securities, then the Holder may permanently waive such Holder’s put right pursuant this Section 7 and direct the Company to not effectuate such Block Trade, upon which direction the Company shall be deemed to have satisfied its obligations pursuant to this Section 7 with respect to such Holder.
(c)    The aggregate purchase price payable by the Company to the Holder upon any exercise of the Holder’s rights pursuant to this Section 7 (subject to Section 7(b)) shall be the product of (i) the aggregate number of Put Securities then being purchased from the Holder and (ii) the Fair Market Value of each Put Security as of the Put Closing Date (such amount, the “Put Amount”); provided, that if the Company elects to effectuate a Block Trade, the aggregate purchase price payable by the Company to the Holder upon any exercise of the Holder’s rights pursuant to this Section 7 shall be the (amount of net proceeds received by the Company in connection with the Block Trade. On the Put Closing Date, (A) the Company shall pay the Put Amount to the Holder in cash by wire transfer of immediately available funds to a bank account designated by the Holder for such purpose; and (B) assuming the Put Amount has been paid in full, the Holder shall surrender its applicable Put Securities to the Company without any representation or warranty against payment therefor as provided above. Notwithstanding anything herein to the contrary, the Holder may revoke any Put Notice at any time prior to its receipt of the Put Amount.
8.    Holder Not Deemed a Stockholder; Limitations on Liability. Except as otherwise specifically provided herein, prior to the issuance to the Holder of the Warrant Shares to which the Holder is then entitled to receive upon the due exercise of this Warrant, the Holder shall not be entitled to vote or receive dividends or be deemed the holder of shares of capital stock of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote,
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give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company.
9.    Replacement on Loss; Division and Combination.
(a)    Replacement of Warrant on Loss. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and upon delivery of an indemnity reasonably satisfactory to it (it being understood that a written indemnification agreement or affidavit of loss of the Holder shall be a sufficient indemnity) and, in case of mutilation, upon surrender of such Warrant for cancellation to the Company, the Company at its own expense shall execute and deliver to the Holder, in lieu of the Warrant so lost, stolen, mutilated or destroyed, a new Warrant of like tenor and exercisable for an equivalent number of Warrant Shares as the Warrant so lost, stolen, mutilated or destroyed; provided that, in the case of mutilation, no indemnity shall be required if this Warrant in identifiable form is surrendered to the Company for cancellation.
(b)    Division and Combination of Warrant. Subject to compliance with the applicable provisions of this Warrant as to any transfer or other assignment which may be involved in such division or combination, including the provisions of Section 10, this Warrant may be divided or, following any such division of this Warrant, subsequently combined with other Warrants, upon the surrender of this Warrant or Warrants to the Company at its then principal executive offices, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the respective Holders or their agents or attorneys. Subject to compliance with the applicable provisions of this Warrant as to any transfer or assignment which may be involved in such division or combination, the Company shall at its own expense execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants so surrendered in accordance with such notice. Such new Warrant or Warrants shall be of like tenor to the surrendered Warrant or Warrants and shall be exercisable in the aggregate for an equivalent number of Warrant Shares as the Warrant or Warrants so surrendered in accordance with such notice.
10.    Compliance with the Securities Act.
(a)    Agreement to Comply with the Securities Act; Legend. The Holder, by acceptance of this Warrant, agrees to comply in all respects with the provisions of this Section 10 and the restrictive legend requirements set forth on the face of this Warrant and further agrees that such Holder shall not offer, sell or otherwise dispose of this Warrant or any Warrant Shares to be issued upon exercise hereof except under circumstances that will not result in a violation of the Securities Act. This Warrant and all Warrant Shares issued upon exercise of this Warrant
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(unless registered under the Securities Act) shall be stamped or imprinted with a legend in substantially the following form:
THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS AND ARE SUBJECT TO CERTAIN TRANSFER RESTRICTIONS SET FORTH IN THE SENIOR PREFERRED STOCK PURCHASE AGREEMENT DATED FEBRUARY 10, 2025, BY AND AMONG THE COMPANY AND THE PURCHASERS NAMED THEREIN. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OR (B) AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY AND ITS TRANSFER AGENT OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER THE SECURITIES ACT.
(b)    Cooperation. Upon request of the Holder and receipt by the Company of an opinion of counsel reasonably satisfactory to the Company to the effect that such legend is no longer required under the Securities Act and applicable state securities laws, the Company shall promptly cause the legend to be removed from any certificate or other instrument for this Warrant or Warrant Shares to be transferred in accordance with the terms of this Warrant.
(c)    Representations of the Holder. In connection with the issuance of this Warrant, the Holder specifically represents, as of the date hereof, to the Company by acceptance of this Warrant as follows:
(i)    The Holder is an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act. The Holder is acquiring this Warrant and the Warrant Shares to be issued upon exercise hereof for investment for its own account and not with a view towards, or for resale in connection with, the public sale or distribution of this Warrant or the Warrant Shares, except pursuant to sales registered or exempted under the Securities Act.
(ii)    The Holder understands and acknowledges that this Warrant and the Warrant Shares to be issued upon exercise hereof are “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that, under such laws and applicable regulations, such securities may be resold without registration under the Securities Act only in certain limited circumstances. In addition, the Holder represents that it is familiar with Rule 144 under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.
(iii)    The Holder acknowledges that it can bear the economic and financial risk of its investment for an indefinite period, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the
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investment in the Warrant and the Warrant Shares. The Holder has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Warrant and the business, properties, prospects and financial condition of the Company.
11.    Warrant Register. The Company shall keep and properly maintain at its principal executive offices books for the registration of the Warrant and any transfers thereof. The Company may deem and treat the Person in whose name the Warrant is registered on such register as the Holder thereof for all purposes, and the Company shall not be affected by any notice to the contrary, except any assignment, division, combination or other transfer of the Warrant effected in accordance with the provisions of this Warrant.
12.    Tax Matters.
(a)    Cooperation. The Company shall (and shall cause its subsidiaries to) use commercially reasonable efforts to promptly provide the Holder with all reasonably requested information, records, and documents related to Company and its subsidiaries in connection with the tax withholding, reporting and compliance obligations of the Holder and its Affiliates (or their direct or indirect equity owners). Without limiting the generality of the foregoing, if requested by the Holder, the Company shall promptly provide either (i)(A) a properly completed and duly executed certification that the Company is not a USRPHC in accordance with Sections 1.897-2(g)(1)(ii) and 1.897-2(h)(1) of the Treasury Regulations and (B) evidence that the Company has delivered the notice required by Section 1.897-2(h)(2) of the Treasury Regulations, or (ii) written notice of its legal inability to provide such certification.
(b)    Purchase Price Allocation. The Company and the Holder each agree, in accordance with Section 2.2(e) of the Purchase Agreement, that the fair market value of the Warrants at the Closing Date (as defined in the Purchase Agreement) is [●]. The Company and the Holder agree to use the foregoing pricing and valuation for U.S. federal income tax purposes (unless otherwise required by a final determination by the Internal Revenue Service or a court of competent jurisdiction).
13.    Notices. All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given: (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by facsimile or e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient; or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the addresses indicated below (or at such other address for a party as shall be specified in a notice given in accordance with this Section 13).
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If to the Company:	SelectQuote, Inc. 6800 West 115th Street, Suite 2511 Overland Park, Kansas 66211 Attention: Al Boulware al.boulware@selectquote.com
with a copy to:	Wachtell, Lipton, Rosen & Katz 51 West 52nd Street New York, New York 10019 Attention: Joshua A. Feltman Mark F. Veblen Email: jafeltman@wlrk.com mfveblen@wlrk.com
If to the Holder:	To the address set forth on Schedule 1.
14.    Cumulative Remedies. The rights and remedies provided in this Warrant are cumulative and are not exclusive of, and are in addition to and not in substitution for, any other rights or remedies available at law, in equity or otherwise.
15.    Equitable Relief. Each of the Company and the Holder acknowledges that a breach or threatened breach by such party of any of its obligations under this Warrant would give rise to irreparable harm to the other party hereto for which monetary damages would not be an adequate remedy and hereby agrees that in the event of a breach or a threatened breach by such party of any such obligations, the other party hereto shall, in addition to any and all other rights and remedies that may be available to it in respect of such breach, be entitled to equitable relief, including a restraining order, an injunction, specific performance and any other relief that may be available from a court of competent jurisdiction.
16.    No Impairment. The Company shall not, by amendment, modification, or waiver of any term or provision of its governing documents or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but shall at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may reasonably be requested by the Holder in order to protect the exercise rights of the Holder from impairment, consistent with the tenor and purpose of this Warrant.
17.    Entire Agreement. This Warrant and the forms attached hereto constitutes the sole and entire agreement of the parties to this Warrant with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter.
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18.    Successor and Assigns. This Warrant and the rights evidenced hereby shall be binding upon and shall inure to the benefit of the parties hereto and the successors of the Company and the successors and permitted assigns of the Holder. Such successors and/or permitted assigns of the Holder shall be deemed to be a Holder for all purposes hereunder.
19.    No Third-Party Beneficiaries. This Warrant is for the sole benefit of the Company and the Holder and their respective successors and, in the case of the Holder, permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever, under or by reason of this Warrant.
20.    Headings. The headings in this Warrant are for reference only and shall not affect the interpretation of this Warrant.
21.    Amendment and Modification; Waiver. Except as otherwise provided herein, this Warrant may only be amended, modified or supplemented by an agreement in writing signed by the Company and the Required Holders; provided that no such amendment or waiver shall, without the written consent of the Company and the Holder, (a) change the number of Warrant Shares issuable upon exercise of the Warrant or the Exercise Price, (b) shorten the Exercise Period, or (c) amend, modify or waive the provisions of this Section 21. Any amendment or waiver effected in compliance with this Section 21 shall be binding upon the Company and the Holder. No waiver by the Company or the Holders of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. No waiver by any party shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. No failure to exercise, or delay in exercising, any rights, remedy, power or privilege arising from this Warrant shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.
22.    Severability. If any term or provision of this Warrant is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Warrant or invalidate or render unenforceable such term or provision in any other jurisdiction.
23.    Governing Law. This Warrant shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of laws of any jurisdiction other than those of the State of Delaware.
24.    Submission to Jurisdiction. Each party hereby irrevocably agrees and consents to be subject to the exclusive jurisdiction of the Court of Chancery of the State of Delaware, or, if the Court of Chancery lacks jurisdiction, the United States District Court for the District of Delaware or the Superior Court of the State of Delaware, in any suit, action or proceeding described in the immediately preceding sentence. Each party hereby irrevocably consents to the
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service of any and all process in any such suit, action or proceeding by the delivery of such process to such party at the address and in the manner provided in this Warrant. Each of the parties hereto irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Warrant or the transactions contemplated hereby in (i) the Court of Chancery of the State of Delaware, (ii) the United States District Court for the District of Delaware or (iii) the Superior Court of the State of Delaware, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.
25.    Waiver of Jury Trial. Each party acknowledges and agrees that any controversy which may arise under this Warrant is likely to involve complicated and difficult issues and, therefore, each such party irrevocably and unconditionally waives any right it may have to a trial by jury in respect of any legal action arising out of or relating to this Warrant or the transactions contemplated hereby.
26.    Counterparts. This Warrant may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Warrant delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Warrant.
27.    No Strict Construction. This Warrant shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted.
[Signature page follows]

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IN WITNESS WHEREOF, the Company has duly executed this Warrant on the Original Issue Date.

SELECTQUOTE, INC.
By: Name: Title:

Accepted and agreed,

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Exhibit A
Form of Exercise Notice
Date: _________
TO: SelectQuote, Inc.
RE: Election to Exercise Warrant
The undersigned, pursuant to the provisions set forth in the attached Warrant, hereby irrevocably elects to exercise such Warrant and notifies you of such election to purchase [●] Warrant Shares. The undersigned, in accordance with Section 3 of the Warrant, hereby agrees to pay the aggregate Exercise Price for such shares of Common Stock by means of the manner specified below. In the event that the undersigned desires to use a combination of such methods, such intent should be described in detail below. A new Warrant evidencing the remaining shares of Common Stock covered by such Warrant, but not yet subscribed for and purchased, if any, should be issued in the name set forth below.
Number of Shares of Common Stock: ____________________
Aggregate Exercise Price: ___________________________
Cashless Exercise: ☐ ___________________________

Warrantholder:
By:
Name:
Title:

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Exhibit B

Form of Warrant Assignment

Date: _________

    For value received, [ ] (“Assignor”), hereby sells, assigns and transfers unto [ ] (“Assignee”), and Assignee hereby acquires and assumes, all of Assignor’s right, title, and interest in and to warrants (the “Assigned Warrants”) to purchase [ ] shares of Common Stock of SelectQuote, Inc., a Delaware corporation, evidenced by that certain SelectQuote, Inc. Warrant to Purchase Common Stock, Warrant Certificate No. W-[1], issued as of [ ], 2025 (as the same may be amended from time to time in accordance with its terms, the “Warrant”). Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Warrant.
Assignee hereby acknowledges, agrees and confirms that, by its execution of this Warrant Assignment, it shall become a party to the Warrant as a “Holder” thereunder and shall be fully bound by and subject to all of the covenants, terms and conditions of the Warrant as though an original party thereto and shall be deemed and is hereby confirmed as, a Holder for all purposes thereof and entitled to all the rights incidental thereto, as of the date first written above, in each case to the extent of the Assigned Warrants.
The Transferee hereby makes the representations and warranties of a Holder set forth in Section 10(c) of the Warrant.
IN WITNESS WHEREOF, the undersigned has executed this Warrant Assignment as of the date first written above and hereby authorizes this document to be attached to a counterpart of the Warrant.

[ ], ASSIGNOR

By:
Name:
Title:

[ ], ASSIGNEE

By:
Name:
Title:

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Acknowledged and Agreed:

SELECTQUOTE, INC.

By:
Name:
Title:

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Schedule 1

Holders

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EXHIBIT C

DISCLOSURE SCHEDULE

EXHIBIT D

IRREVOCABLE TRANSFER AGENT INSTRUCTIONS
See attached

EXHIBIT E

AMENDMENT TO CREDIT AGREEMENT
See attached